EXHIBIT 99.1

                                THE MORTGAGE POOL

GENERAL

         References to percentages of the mortgage loans or HELOCs unless otherwise noted are calculated based on the aggregate unpaid principal balance of the mortgage loans or HELOCs, as applicable, as of the related Subsequent Cut-off Date. Capitalized terms used but not defined in this summary have the respective meanings given them in the Indenture dated December 21, 2004.

         All of the mortgage loans and HELOCs will be acquired by the Depositor on the date of issuance of the Notes from American Home Mortgage Acceptance, Inc., an affiliate of the Depositor and one of the Master Servicers, pursuant to the Mortgage Loan Purchase Agreement and Subsequent Mortgage Loan Purchase Agreements. See "Mortgage Loan Origination" in the prospectus supplement dated December 17, 2004 relating to the Notes,.

         The mortgage pool will consist of approximately 13,771 first lien fixed-rate and adjustable-rate mortgages secured by one- to four-family residences and individual condominium units, which are referred to in the prospectus supplement as the mortgage loans, and approximately 3,789 adjustable-rate home equity lines of credit secured primarily by second liens on one- to four-family residential properties and condominium units, which are referred to in the prospectus supplement as the HELOCs. The mortgage loans and HELOCs have an aggregate unpaid principal balance as of the Subsequent Cut-off Date of approximately $3,305,586,725 and $213,442,576, respectively, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received and subject to a permitted variance of plus or minus 10%. The mortgage pool will also include any additions made on or after the Subsequent Cut-off Date as a result of new advances of money made pursuant to the HELOCs. The mortgage loans have original terms to maturity of not greater than 40 years. The HELOCs have original terms to maturity of not greater than 25 years.

         The mortgage pool, referred to herein as the Mortgage Pool, has been divided into seven loan groups, designated as Loan Group I, Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI and Loan Group VII, as more fully described below and in Schedule A to the prospectus supplement. The initial and subsequent mortgage loans in Loan Group I are referred to herein as the Group I mortgage loans or a Group I Loan, the initial and subsequent mortgage loans in Loan Group II are referred to herein as the Group II mortgage loans or a Group II Loan, the initial and subsequent mortgage loans in Loan Group III are referred to herein as the Group III mortgage loans or a Group III Loan, the initial and subsequent mortgage loans in Loan Group IV are referred to herein as the Group IV mortgage loans or a Group IV Loan, the initial and subsequent mortgage loans in Loan Group V are referred to herein as the Group V mortgage loans or a Group V Loan, the initial and subsequent mortgage loans in Loan Group VI are referred to herein as the Group VI mortgage loans or a Group VI Loan and the initial and subsequent HELOCs are referred to herein as the Group VII HELOCs or the Group VII Loans. Each group of mortgage loans and the group of HELOCs is referred to herein as a Loan Group.

         All of the Group I, Group II, Group III, Group IV and Group V Loans are adjustable-rate mortgage loans. The interest rate borne by each of these mortgage loans will be adjusted, following in some cases an initial fixed-rate period, as follows:

         o        monthly based on One-Year MTA;

         o monthly based on the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year;

         o        monthly based on the One-Month LIBOR Loan Index;

         o        semi-annually based on the Six-Month LIBOR Loan Index; or

         o annually based on the One-Year LIBOR Loan Index or One-Year Treasury Loan Index,

each referred to in the prospectus supplement as an Index. The rate on each of these mortgage loans will be computed in accordance with the related mortgage note, plus (or minus) the related gross margin, generally subject to rounding and to certain other limitations, including generally a maximum lifetime mortgage rate and in certain cases a minimum lifetime mortgage rate and in certain cases a maximum upward or downward adjustment on each interest adjustment date. All of the Group VI Loans are fixed-rate mortgage loans. All of the Group VII Loans are HELOCs.

         The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans in Loan Group I, Loan Group II, Loan Group III, Loan Group IV, Loan Group V and Loan Group VI and the initial HELOCs and subsequent HELOCs in Loan Group VII. The initial mortgage loans and initial HELOCs will be deposited into the trust on the Closing Date. The subsequent mortgage loans and subsequent HELOCs will be purchased with amounts on deposit in the in the related Pre-Funding Account described in the prospectus supplement.

         Each group I mortgage loan allows the related mortgagor to choose, each month after the initial fixed period, one of several payment options, which may include an amount less than, equal to or greater than a fully-amortizing monthly payment, referred to as the Minimum Monthly Payment in the prospectus supplement. The Minimum Monthly Payment for each group I mortgage loan will adjust annually, and on any Due Date on which the principal balance of the mortgage loan would otherwise exceed 110% (in the case of approximately 0.77% of the group I mortgage loans, as of the Subsequent Cut-off Date) or 125% (in the case of approximately 99.23% of the group I mortgage loans, as of the Subsequent Cut-off Date) of its original principal balance, to an amount which will fully amortize the group I mortgage loan at the then current mortgage interest rate in equal monthly installments over its remaining term to maturity. The Minimum Monthly Payment may not, however, increase or decrease on any adjustment date by an amount greater than 7.5% of the Minimum Monthly Payment in effect immediately before that adjustment date, or the payment cap, provided that this 7.5% limitation does not apply to the adjustment made on the fifth anniversary of the first Due Date and each fifth anniversary thereafter or if the principal balance of a group I mortgage loan would otherwise exceed 125%, or 110% for mortgage loans originated in New York, of its original principal balance. The final payment on each group I mortgage loan also is not subject to any limit on the change in the Minimum Monthly Payment. Depending on the amount and timing of increases to the principal balance of a group I mortgage loan due to negative amortization, the final payment on that group I mortgage loan may be substantially larger than the immediately preceding Minimum Monthly Payment.

         Since the mortgage interest rate on each group I mortgage loan adjusts monthly and the Minimum Monthly Payment adjusts annually, subject to the limitations described above, and since the Minimum Monthly Payment may not be increased on most adjustment dates by an amount greater than 7.5%, increases in the One-Year MTA Index will cause a larger portion of the monthly payment to be allocated to interest and a smaller portion to principal. In some cases, the interest due on the group I mortgage loan may exceed the monthly payment. Any such excess will be added to the outstanding principal balance of the group I mortgage loan in the form of negative amortization. Decreases in the One-Year MTA Index, on the other hand, will cause a larger portion of the monthly payment to be allocated to principal and a smaller portion to interest.

         In addition, for any month, if the master servicer of the mortgage loans receives a payment on a group I mortgage loan that is less than the Minimum Monthly Payment or if no payment is received at all, the master servicer will advance its own funds to cover the difference between the Minimum Monthly Payment scheduled to be received and the amount actually received with respect to that group I mortgage loan. However, the master servicer will not be required to make such advances if it determines that those advances will not be recoverable from future payments or collections on that group I mortgage loan.

         The depositor will convey the initial mortgage loans and initial HELOCs to the trust on the Closing Date pursuant to the Trust Agreement. The depositor will convey the group I, group II, group III, group IV, group V and group VI subsequent mortgage loans and group VII subsequent HELOCs to the trust during the Funding Period. The group I, group II, group III, group IV, group V and group VI subsequent mortgage loans and group VII subsequent HELOCs will be acquired with amounts on deposit in the group I, group II, group III, group IV, group V, group VI and group VII Pre-Funding Accounts, respectively, pursuant to the group I, group II, group III, group IV, group V, group VI and group VII Subsequent Transfer Instruments.

         The mortgage loans and HELOCs are being serviced as described below under "The Master Servicers." The mortgage loans and HELOCs were originated generally in accordance with the guidelines described in "Mortgage Loan Origination" in the prospectus supplement.

         All of the mortgage loans have scheduled monthly payments due on the Due Date, and the scheduled monthly payments of the HELOCs will be deemed to be due on the Due Date. Each mortgage loan or HELOC will contain a customary "due-on-sale" clause or will be assumable as provided in the related mortgage note.

         Approximately 99.89% of the mortgage loans with loan-to-value ratios in excess of 80.00%, have primary mortgage insurance up to the required agency limits.

INDICES ON CERTAIN OF THE MORTGAGE LOANS AND HELOCS

         One-Year MTA. All of the Group I mortgage loans will adjust monthly based on the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)", determined by averaging the monthly yields for the most recently available twelve months. The One-Year MTA figure used for each interest rate adjustment date will be the most recent One-Year MTA figure available as of fifteen days before that date.

         If One-Year MTA is no longer available, the master servicer of the mortgage loans will choose a new Index that is based on comparable information. When the master servicer chooses a new Index, it will increase or decrease the Margin on each group I mortgage loan by the difference between the average of One-Year MTA for the final three years it was in effect and the average of the replacement index for the most recent three years. The Margin will be increased by that difference if the average of One-Year MTA is greater than the average of the replacement index, and the Margin will be decreased by that difference if the average of the replacement index is greater than the average of One-Year MTA. The new Margin will be rounded up as provided in the related group I mortgage note.

         Listed below are some historical values of One-Year MTA since January 1, 1998. The values of One-Year MTA shown are intended only to provide an historical summary of the movements in the One-Year MTA and may not be indicative of future rates. No assurances can be given as to the value of One-Year MTA on any interest rate adjustment date or during the life of any group I mortgage loan.

                                                                   ONE-YEAR MTA
                                ------------------------------------------------------------------------------------
ADJUSTMENT DATE                      1998       1999       2000        2001        2002       2003        2004
-----------------------------        -----      -----      -----       -----       -----      -----       -----
January 1....................        5.60%      4.99%      5.21%       6.00%       3.26%      1.94%       1.23%
February 1...................        5.58       4.94       5.34        5.87        3.06       1.86        1.23
March 1......................        5.55       4.89       5.46        5.71        2.91       1.75        1.23
April 1......................        5.40       4.83       5.58        5.53        2.79       1.65        1.24
May 1........................        5.46       4.78       5.70        5.32        2.67       1.55        1.29
June 1.......................        5.44       4.76       5.79        5.10        2.55       1.45        1.38
July 1.......................        5.42       4.73       5.88        4.90        2.41       1.38        1.46
August 1.....................        5.39       4.73       5.96        4.67        2.27       1.34        1.52
September 1..................        5.33       4.77       6.04        4.40        2.18       1.30        1.60
October 1....................        5.21       4.88       6.08        4.09        2.12       1.27        1.68
November 1...................        5.14       4.97       6.13        3.76        2.07       1.26        1.77
December 1...................        5.05       5.08       6.11        3.48        2.00       1.24


         Six-Month LIBOR. Approximately 61.75%, 36.61%, 68.88% and 32.46% of the Group II, Group III, Group IV and Group V mortgage loans, respectively will adjust semi-annually based on the Six-Month LIBOR Loan Index. The Six-Month LIBOR Loan Index will be a per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and as are most recently available as of the time specified in the related mortgage note.


                                                            SIX-MONTH LIBOR LOAN INDEX
                                ------------------------------------------------------------------------------------
ADJUSTMENT DATE                     1998        1999        2000        2001        2002        2003        2004
-----------------------------       -----       -----       -----       -----       -----       -----       -----
January 1....................       5.84%       5.07%       6.13%       6.20%       2.03%       1.38%       1.22%
February 1...................       5.63        4.97        6.29        5.26        2.08        1.35        1.21
March 1......................       5.70        5.13        6.33        4.91        2.04        1.34        1.17
April 1......................       5.75        5.06        6.53        4.71        2.36        1.23        1.16
May 1........................       5.81        5.04        6.73        4.30        2.12        1.29        1.37
December 1...................       5.75        5.25        7.11        3.98        2.08        1.21        1.61
July 1.......................       5.78        5.65        7.00        3.91        1.95        1.12        1.90
August 1.....................       5.75        5.71        6.89        3.69        1.87        1.21        1.94
September 1..................       5.59        5.92        6.83        3.45        1.80        1.20        1.98
October 1....................       5.25        5.96        6.76        2.52        1.71        1.14        2.20
November 1...................       4.98        6.12        6.72        2.15        1.60        1.23        2.62
December 1...................       5.15        6.06        6.64        2.03        1.47        1.27

         One-Year LIBOR. Approximately 28.51%, 44.82%, 31.10% and 67.46% of the Group II, Group III, Group IV and Group V mortgage loans, respectively, will adjust annually based on One-Year LIBOR. The One-Year LIBOR Loan Index will be a per annum rate equal to the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.


                                                                  ONE-YEAR LIBOR
                                ------------------------------------------------------------------------------------
ADJUSTMENT DATE                      1998       1999        2000        2001        2002       2003        2004
-----------------------------        -----      -----       -----       -----       -----      -----       -----
January 1....................        5.66%      5.06%       6.75%       5.17%       2.49%      1.45%       1.48%
February 1...................        5.79       5.40        6.76        4.88        2.43       1.38        1.37
March 1......................        5.89       5.25        6.94        4.67        3.00       1.28        1.34
April 1......................        5.99       5.23        7.10        4.44        2.63       1.36        1.81
May 1........................        5.88       5.56        7.50        4.24        2.59       1.21        2.08
December 1...................        5.84       5.84        7.18        4.18        2.28       1.19        2.11
July 1.......................        5.82       5.89        7.08        3.82        2.09       1.16        2.39
August 1.....................        5.53       6.06        6.97        3.56        1.90       1.44        2.35
September 1..................        5.06       6.04        6.80        2.64        1.73       1.45        2.26
October 1....................        4.75       6.25        6.73        2.27        1.64       1.24        2.49
November 1...................        5.12       6.27        6.56        2.39        1.73       1.48        2.96
December 1...................        5.10       6.50        6.00        2.44        1.45       1.60


         WSJ Prime Rate. All of the Group VII Loans will adjust monthly based on the WSJ Prime Rate. The WSJ Prime Rate will be a per annum rate as published in The Wall Street Journal on the first business day of each month and are most recently available as of the time specified in the related mortgage note.


                                                                  WSJ PRIME RATE
                               -------------------------------------------------------------------------------------
ADJUSTMENT DATE                    1998        1999        2000        2001        2002         2003        2004
-----------------------------      -----       -----       -----       -----       -----       -----        -----
January 1....................      8.50%       7.75%       8.50%       9.50%       4.75%       5.00%        4.00%
February 1...................      8.50        7.75        8.50        8.50        4.75        5.00         4.00
March 1......................      8.50        7.75        8.75        8.50        4.75        5.00         4.00
April 1......................      8.50        7.75        9.00        8.00        4.75        5.00         4.00
May 1........................      8.50        7.75        9.00        7.50        4.75        5.00         4.00
December 1...................      8.50        7.75        9.50        7.50        4.75        5.00         4.00
July 1.......................      8.50        8.00        9.50        6.75        4.75        4.00         4.25
August 1.....................      8.50        8.00        9.50        6.75        4.75        4.00         4.25
September 1..................      8.50        8.25        9.50        6.50        4.75        4.00         4.50
October 1....................      8.00        8.25        9.50        6.00        4.75        4.00         4.75
November 1...................      8.00        8.25        9.50        5.50        4.75        4.00         4.75
December 1...................      7.75        8.50        9.50        5.00        4.75        4.00         5.00


         Approximately 0.12%, 0.02% and 0.08% of the Group II, Group IV and Group V mortgage loans will adjust annually based on One-Year CMT. The One-Year CMT Index will be a per annum rate equal to the weekly or monthly average yields on U.S. Treasury securities adjusted to a constant maturity of one year as made available by the Federal Reserve in Federal Reserve Statistical Release H.15.

MORTGAGE LOAN AND HELOC CHARACTERISTICS

Mortgage Loans and HELOCs in the Aggregate

         The mortgage loans and HELOCs had an aggregate principal balance as of the Subsequent Cut-off Date of approximately $3,305,586,725 and $213,442,576, respectively, after application of scheduled payments due on or before the Subsequent Cut-off Date, whether or not received. In the aggregate, all of the mortgage loans and 0.44% of the HELOCs are secured by first liens on the related mortgaged property.

         As of the Subsequent Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 1.000% per annum to approximately 10.625% per annum and the weighted-average mortgage rate will be approximately 5.307% per annum. As of the Subsequent Cut-off Date, the HELOCs had mortgage rates ranging from approximately 3.000% per annum to approximately 18.000% per annum and the weighted-average mortgage rate will be approximately 4.965% per annum. The weighted average remaining term to stated maturity of the mortgage loans and HELOCs will be approximately 359 and 297 months, respectively, as of the Subsequent Cut-off Date. None of the mortgage loans will have a first Due Date prior to December 1, 2001, or after February 1, 2005, or will have a remaining term to maturity of less than 176 months or greater than 480 months as of the Subsequent Cut-off Date. None of the HELOCs will have a first Due Date prior to August 1, 2003, or after March 1, 2005, or will have a remaining term to maturity of less than 282 months or greater than 300 months as of the Subsequent Cut-off Date. The latest maturity date of any mortgage loan is January 1, 2045. The latest maturity date of any HELOC is February 1, 2030.

         None of the mortgage loans will be a buydown mortgage loan.

         None of the intial mortgage loans or HELOCs originated in Georgia will be subject to the Georgia Fair Lending Act.

         None of the mortgage loans or HELOCs will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state or local law.

Loan Group I

         The Group I Loans will have an aggregate principal balance as of the Subsequent Cut-off Date of approximately $259,113,877, after application of scheduled payments due on or before the Subsequent Cut-off Date, whether or not received. All of the Group I Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group I Loans at origination will be approximately $241,890. No Group I Loan had a principal balance at origination of greater than approximately $3,933,450 or less than approximately $20,000. The average principal balance of the Group I Loans as of the Subsequent Cut-off Date will be approximately $241,485. No Group I Loan will have a principal balance as of the Subsequent Cut-off Date of greater than approximately $3,933,450 or less than approximately $19,196.

         As of the Subsequent Cut-off Date, the Group I Loans will have mortgage rates ranging from approximately 1.000% per annum to approximately 5.850% per annum and the weighted average mortgage rate will be approximately 1.746% per annum. The weighted average remaining term to stated maturity of the Group I Loans will be approximately 372 months as of the Subsequent Cut-off Date. None of the Group I Loans will have a first Due Date prior to October 1, 2004, or after February 1, 2005, or will have a remaining term to maturity of less than 358 months or greater than 480 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Loan is January 1, 2045.

         41.08% of the Group I Loans will provide for prepayment charges.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group I Loans was approximately 73.78%. No loan-to-value ratio at origination of any Group I Loan was greater than approximately 100% or less than approximately 19.46%.

Loan Group II

         The Group II Loans will have an aggregate principal balance as of the Subsequent Cut-off Date of approximately $594,593,945, after application of scheduled payments due on or before the Subsequent Cut-off Date, whether or not received. All of the Group II Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group II Loans at origination will be approximately $190,234. No Group II Loan had a principal balance at origination of greater than approximately $508,000 or less than approximately $17,952. The average principal balance of the Group II Loans as of the Subsequent Cut-off Date will be approximately $190,027. No Group II Loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $508,000 or less than approximately $17,952.

         As of the Subsequent Cut-off Date, the Group II Loans will have mortgage rates ranging from approximately 2.500% per annum to approximately 10.625% per annum and the weighted-average mortgage rate will be approximately 5.400% per annum. The weighted average remaining term to stated maturity of the Group II Loans will be approximately 359 months as of the Subsequent Cut-off Date. None of the Group II Loans will have a first Due Date prior to December 1, 2002, or after February 1, 2005, or will have a remaining term to maturity of less than 335 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Loan is January 1, 2035.

         12.29% of the Group II Loans will provide for prepayment charges.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group II Loans will be approximately 77.46%. No loan-to-value ratio at origination of any Group II Loan was greater than approximately 100% or less than approximately 17.20%.

Loan Group III

         The Group III Loans had an aggregate principal balance as of the Subsequent Cut-off Date of approximately $561,027,480, after application of scheduled payments due on or before the Subsequent Cut-off Date, whether or not received. All of the Group III Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group III Loans at origination will be approximately $537,409. No Group III Loan had a principal balance at origination of greater than approximately $4,400,000 or less than approximately $75,250. The average principal balance of the Group III Loans as of the Subsequent Cut-off Date will be approximately $536,868. No Group III Loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $4,400,000 or less than approximately $75,200.

         As of the Subsequent Cut-off Date, the Group III Loans had mortgage rates ranging from approximately 2.375% per annum to approximately 8.250% per annum and the weighted-average mortgage rate will be approximately 4.969% per annum. The weighted average remaining term to stated maturity of the Group III Loans will be approximately 360 months as of the Subsequent Cut-off Date. None of the Group III Loans will have a first Due Date prior to January 1, 2004, or after February 1, 2005, or will have a remaining term to maturity of less than 348 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group III Loan is January 1, 2035.

         4.25% of the Group III Loans provide for prepayment charges.

         The weighted average of the loan-to-value ratios at origination of the Group III Loans will be approximately 73.85%. No loan-to-value ratio at origination of any Group III Loan was greater than approximately 95.00% or less than approximately 15.71%.

Loan Group IV

         The Group IV Loans will have an aggregate principal balance as of the Subsequent Cut-off Date of approximately $906,039,849, after application of scheduled payments due on or before the Subsequent Cut-off Date, whether or not received. All of the Group IV Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group IV Loans at origination will be approximately $184,635. No Group IV Loan had a principal balance at origination of greater than approximately $432,000 or less than approximately $30,600. The average principal balance of the Group IV Loans as of the Subsequent Cut-off Date will be approximately $184,530. No Group IV Loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $432,000 or less than approximately $30,600.

         As of the Subsequent Cut-off Date, the Group IV Loans will have mortgage rates ranging from approximately 3.500% per annum to approximately 8.875% per annum and the weighted average mortgage rate will be approximately 5.748% per annum. The weighted average remaining term to stated maturity of the Group IV Loans will be approximately 360 months as of the Subsequent Cut-off Date.

None of the Group IV Loans will have a first Due Date prior to January 1, 2003, or after February 1, 2005, or will have a remaining term to maturity of less than 181 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group IV Loan is January 1, 2035.

         5.50% of the Group IV Loans will provide for prepayment charges.

         The weighted average of the loan-to-value ratios at origination of the Group IV Loans will be approximately 76.01%. No loan-to-value ratio at origination of any Group IV Loan was greater than approximately 100.00% or less than approximately 12.95%.

Loan Group V

         The Group V Loans will have an aggregate principal balance as of the Subsequent Cut-off Date of approximately $591,874,880, after application of scheduled payments due on or before the Subsequent Cut-off Date, whether or not received. All of the Group V Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group V Loans at origination will be approximately $514,129. No Group V Loan had a principal balance at origination of greater than approximately $3,660,000 or less than approximately $40,400. The average principal balance of the Group V Loans as of the Subsequent Cut-off Date will be approximately $513,780. No Group V Loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $3,660,000 or less than approximately $40,195.

         As of the Subsequent Cut-off Date, the Group V Loans will have mortgage rates ranging from approximately 4.000% per annum to approximately 7.875% per annum and the weighted-average mortgage rate will be approximately 5.515% per annum. The weighted average remaining term to stated maturity of the Group V Loans will be approximately 360 months as of the Subsequent Cut-off Date. None of the Group V Loans will have a first Due Date prior to August 1, 2003, or after February 1, 2005, or will have a remaining term to maturity of less than 343 months or greater than 467 months as of the Subsequent Cut-off Date. The latest maturity date of any Group V Loan is November 1, 2043.

         4.57% of the Group V Loans will provide for prepayment charges.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group V Loans will be approximately 74.50%. No loan-to-value ratio at origination of any Group V Loan was greater than approximately 95.00% or less than approximately 21.65%.

Loan Group VI

         The Group VI Loans had an aggregate principal balance as of the Subsequent Cut-off Date of approximately $392,936,694, after application of scheduled payments due on or before the Subsequent Cut-off Date, whether or not received. All of the Group VI Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group VI Loans at origination will be approximately $159,764. No Group VI Loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $24,300. The average principal balance of the Group VI Loans as of the Subsequent Cut-off Date will be approximately $159,601. No Group VI Loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $1,000,000 or less than approximately $24,300.

         As of the Cut-off Date, the Group VI Loans had mortgage rates ranging from approximately 4.500% per annum to approximately 9.000% per annum and the weighted-average mortgage rate will be approximately 6.666% per annum. The weighted average remaining term to stated maturity of the Group VI Loans will be approximately 345 months as of the Cut-off Date. None of the Group VI Loans will have a first Due Date prior to December 1, 2001, or after February 1, 2005, or will have a remaining term to maturity of less than 176 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group VI Loan is January 1, 2035.

         11.56% of the Group VI Loans provide for prepayment charges.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group VI Loans will be approximately 76.31%. No loan-to-value ratio at origination of any Group VI Loan was greater than approximately 100.00% or less than approximately 16.69%.

Loan Group VII

         The Group VII Loans had an aggregate principal balance as of the Subsequent Cut-off Date of approximately $213,442,576, after application of payments due on or before the Cut-off Date, whether or not received. Approximately 99.56% and 0.44% of the Group VII Loans by aggregate principal balance as of the Subsequent Cut-off Date are secured by second liens and first liens, respectively.

         The average drawn balance of the Group VII Loans as of the Cut-off Date will be approximately $56,332. No Group VII Loan had a principal balance as of the Cut-off Date of greater than approximately $600,000 or less than $0.00. The average principal balance of the Group VII Loans as of the Cut-off Date will be approximately $56,332.

         As of the Subsequent Cut-off Date, the Group VII Loans had loan rates ranging from approximately 3.000% per annum to approximately 18.000% per annum and the weighted-average loan rate will be approximately 4.965% per annum. The weighted average remaining term to stated maturity of the Group VII Loans will be approximately 297 months as of the Cut-off Date. None of the Group VII Loans will have a first Due Date prior to August 1, 2003, or after March 1, 2005, or will have a remaining term to maturity of less than 282 months or greater than 300 months as of the Cut-off Date. The latest maturity date of any Group VI Loan is February 1, 2030.

         None of the Group VII Loans provide for prepayment charges.

         The HELOCs will have the following characteristics as of the Subsequent Cut-off Date, unless otherwise indicated below:

o        The average credit limit of the HELOCs is approximately $62,392.

o        The weighted average margin of the HELOCs is approximately 1.246%.

o        The weighted average seasoning of the HELOCs is 3.4 months.

o        The weighted average remaining term of the HELOCs is 297 months.

o        The weighted average remaining draw term of the HELOCs is 116.1 months.

o The weighted average credit score of the HELOCs as of the cut-off date is approximately 720.

o The average credit limit utilization rate based on the credit limits of the HELOCs is approximately 90.29%.

o The weighted average junior ratio of the second lien HELOCs based on the related credit limit is approximately 21.46%.

o        With respect to 32.81%, 8.17%, 7.77%, 5.67% and 5.10% of the HELOCs,
         the related mortgaged properties are located in California, Maryland, Virginia, Illinois and Nevada, respectively, and no other state or geographic location had a concentration of HELOCs in excess of 5% as of the Subsequent Cut-off Date.

o The weighted average original term to maturity of the HELOCs as of the Subsequent Cut-off Date will be approximately 300 months.

o 98.89% of the HELOCs will be secured by owner occupied property and 1.11% of the HELOCs will be secured by non-owner occupied property.

o The loan rates on approximately 38.17% of the HELOCs will be introductory or "teaser" rates. The weighted average months until the HELOCs reach their teaser expiration date is approximately 1 month.

o        85.04% of the HELOCs were originated under full documentation programs.
         The remainder of the HELOCs were originated under alternative documentation programs.

o        No HELOC provides for deferred interest or negative amortization.

o As of the Subsequent Cut-off Date, no HELOC will be 40 or more days delinquent in payment of principal and interest.

         With respect to each first lien HELOC, the combined loan-to-value ratio is equal to the ratio, expressed as a percentage, of the credit limit to the lesser of the appraised value and the purchase price. With respect to each second lien HELOC, the combined loan-to-value ratio is equal to the ratio, expressed as a percentage, of (A) the sum of (i) the credit limit and (ii) any outstanding principal balance, at the time of origination of such HELOC, of all other mortgage loans, if any, secured by senior liens on the related mortgaged property, to (B) (i) with respect to those second lien HELOCs for which the proceeds were used to purchase the related mortgaged property, the lesser of the appraised value and the purchase price, and (ii) with respect to all other second lien HELOCs, the appraised value.

THE HELOCS

         The HELOCs will consist of home equity lines of credit. 99.56% of the Subsequent Cut-off Date principal balance of the HELOCs are secured by second liens and the remainder are secured by first liens. With respect to all of the HELOCs, the borrower represented at the time of origination that the related mortgaged property would be owner-occupied as a primary, second or vacation home.

HELOC Terms

         Interest on each HELOC is calculated based on the average daily balance outstanding during the billing cycle. With respect to each HELOC, the billing cycle is the calendar month preceding the related due date.

         The initial mortgage rate in effect on approximately 38.17% of the HELOCs will be an introductory or "teaser" rate that is lower, and may be significantly lower, than the mortgage rate that would have been in effect on those HELOCs based on the related index and gross margin. Therefore, unless the related index declines after origination of a HELOC, the related mortgage rate will generally increase on the first adjustment date following origination of the HELOC subject to the periodic rate cap. Increased monthly payments on HELOCs may result in increased delinquencies and defaults on those HELOCs. The repayment of the HELOCs will be dependent on the ability of the mortgagors to make larger monthly payments or to refinance their HELOC following adjustments of the mortgage rate.

         Each HELOC has a loan rate that is subject to adjustments on each adjustment date to equal the sum of (a) the index and (b) the gross margin specified in the related credit line agreement; provided, however, that the loan rate will in no event be greater than the maximum loan rate set forth in the related credit line agreement and subject to the maximum rate permitted by applicable law. The adjustment date is the first day of each related billing cycle beginning on the date specified in the applicable credit line agreement. The index for any adjustment date will be the prime rate for corporate loans at United States commercial banks, as published in The Wall Street Journal on the first business day of the month in which the relevant billing cycle begins. If, on any day, more than one prime rate or a range of prime rates for corporate loans at United States commercial banks is published in The Wall Street Journal, the index on such day will be the highest of the prime rates.

         Each HELOC had a term to maturity from the date of origination of not more than 300 months. The borrower for each HELOC may make a draw under the related credit line agreement at any time during the draw period. The draw period begins on the related origination date and will be 5 years, subject to an additional 5 year draw period at the option of the HELOC Subservicer. The maximum amount of each draw under any HELOC is equal to the excess, if any, of the credit limit over the outstanding principal balance under such credit line agreement at the time of such draw. Each HELOC may be prepaid in full or in part at any time and without penalty, but with respect to each HELOC, the related borrower will have the right during the related draw period to make a draw in the amount of any prepayment previously made with respect to such HELOC, up to the credit limit. Each borrower generally will have access to make draws with either checks or a credit card, subject to applicable law. The credit line agreement or mortgage related to each HELOC generally will contain a customary "due-on-sale" clause.

         A borrower's rights to receive draws during the related draw period may be suspended, or the credit limit may be reduced for cause, under a number of circumstances, including, but not limited to:

o        a materially adverse change in the borrower's financial circumstances;

o a decline in the value of the mortgaged property significantly below its appraised value at origination; or

o        a payment default by the borrower.

         However, a suspension or reduction generally will not affect the payment terms for previously drawn balances. The master servicer of the HELOCs will have no obligation to investigate as to whether any of those circumstances have occurred and may have no knowledge of their occurrence. Therefore, there can be no assurance that any borrower's ability to receive draws will be suspended or reduced if the foregoing circumstances occur. In the event of default under a revolving credit loan, the HELOC may be terminated and declared immediately due and payable in full. For this purpose, a default includes, but is not limited to:

o        the borrower's failure to make any payment as required;

o any action or inaction by the borrower that adversely affects the mortgaged property or the rights in the mortgaged property; or

o fraud or material misrepresentation by the borrower in connection with the HELOCs.

         Prior to the end of the related draw period, the borrower for each HELOC will be obligated to make monthly payments in a minimum amount that generally will be equal to the finance charge for each billing cycle. In addition, except as described below, after the related draw period, the borrower will be obligated to make monthly payments consisting of principal installments that would substantially amortize the principal balance by the maturity date, and to pay any current finance charges and additional charges.

         The finance charge for each HELOC for any billing cycle will be an amount equal to the aggregate, as calculated for each day in the billing cycle, of the then-applicable loan rate divided by 360 multiplied by that day's principal balance. The account balance on any day generally will equal:

o        the principal balance on that date, plus

o additional charges, if any, consisting of unpaid fees, insurance premiums and other charges, plus

o        unpaid finance charges, plus

o        draws funded on that day, minus

o all payments and credits applied to the repayment of the principal balance on that day.

         Payments made by or on behalf of the borrower for each HELOC will be applied to any unpaid finance charges that are due thereon prior to application to any unpaid principal outstanding.

         The principal balance of any HELOC, other than a Liquidated HELOC, on any day will be the cut-off date balance, plus (x) any additional balances relating to that HELOC conveyed to the trust minus (y) all collections credited against the principal balance of that HELOC in accordance with the related credit line agreement prior to that day, exclusive of the pro rata portion attributable to additional balances not conveyed to the trust following a rapid amortization event. The principal balance of a Liquidated HELOC after final recovery of substantially all of the related liquidation proceeds which the Master Servicer of the HELOCs reasonably expects to receive will be zero.

         The HELOC Subservicer will have the option to allow an increase in the credit limit applicable to any HELOC under limited circumstances described in the related subservicing agreement.

                                                                     SCHEDULE A


                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

         The description herein of the Mortgage Loans is based upon the estimates of the composition thereof as of December 1, 2004, as adjusted to reflect the Scheduled Principal Balances as of the Cut-Off Date. Prior to the issuance of the Certificates, Mortgage Loans may be removed as a result of (i) Principal Prepayments thereof in full prior to [the Cut-off Date], (ii) requirements of Standard & Poor's, (iii) delinquencies or otherwise. In any such event, other mortgage loans may be included in the Trust. American Home Mortgage Investment Trust 2004-4 believes that the estimated information set forth herein with respect to the Mortgage Loans as presently constituted is representative of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.


                                PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION IN GROUP I

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                    NUMBER OF                 OUTSTANDING
       ORIGINAL PRINCIPAL BALANCE                MORTGAGE LOANS           AS OF CUT-OFF DATE        % OF MORTGAGE LOANS
       --------------------------                --------------           ------------------        -------------------
$          0 - $  100,000.............                 263                $   17,524,735.37                 6.76%
$    100,001 - $  200,000.............                 362                    52,427,177.42                20.23
$    200,001 - $  300,000.............                 186                    45,952,549.31                17.73
$    300,001 - $  350,000.............                  76                    24,756,062.38                 9.55
$    350,001 - $  400,000.............                  43                    16,368,697.71                 6.32
$    400,001 - $  450,000.............                  31                    13,124,073.92                 5.06
$    450,001 - $  500,000.............                  25                    11,893,347.85                 4.59
$    500,001 - $  550,000.............                  19                     9,938,718.30                 3.84
$    550,001 - $  600,000.............                  11                     6,289,747.76                 2.43
$    600,001 - $  650,000.............                  12                     7,516,744.13                 2.90
$    650,001 - $  700,000.............                   5                     3,355,034.09                 1.29
$    700,001 - $  800,000.............                   5                     3,756,592.84                 1.45
$    800,001 - $  900,000.............                   7                     5,988,171.75                 2.31
$    900,001 - $1,000,000.............                   9                     8,629,634.37                 3.33
$  1,000,001 - $1,100,000.............                   3                     3,179,182.72                 1.23
$  1,100,001 - $1,200,000.............                   2                     2,319,570.04                 0.90
$  1,200,001 - $1,300,000.............                   3                     3,806,947.80                 1.47
$  1,300,001 - $1,400,000.............                   1                     1,377,799.33                 0.53
$  1,400,001 - $1,500,000.............                   1                     1,493,653.07                 0.58
$  1,500,001 - $1,600,000.............                   3                     4,796,406.87                 1.85
$  1,600,001 - $1,700,000.............                   1                     1,700,000.00                 0.66
$  1,900,001 - $2,000,000.............                   2                     3,940,941.54                 1.52
$  2,200,001 - $2,300,000.............                   1                     2,244,638.11                 0.87
$  2,700,001 - $2,800,000                                1                     2,800,000.00                 1.08
$  3,500,001 or more..................                   1                     3,933,450.00                 1.52
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

Minimum Original Principal Balance:              $      20,000.00
Maximum Original Principal Balance:              $   3,933,450.00
Average Original Principal Balance:              $     241,890.49


                 SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP I

                                                                           AGGREGATE SCHEDULED
                                                                            PRINCIPAL BALANCE
                                                    NUMBER OF                  OUTSTANDING
       SCHEDULED PRINCIPAL BALANCE               MORTGAGE LOANS            AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------               --------------            ------------------       -------------------
$          0 - $  100,000.............                 264                 $   17,543,931.86                6.77%
$    100,001 - $  200,000.............                 361                     52,407,980.93               20.23
$    200,001 - $  300,000.............                 186                     45,952,549.31               17.73
$    300,001 - $  350,000.............                  76                     24,756,062.38                9.55
$    350,001 - $  400,000.............                  43                     16,368,697.71                6.32
$    400,001 - $  450,000.............                  31                     13,124,073.92                5.06
$    450,001 - $  500,000.............                  25                     11,893,347.85                4.59
$    500,001 - $  550,000.............                  20                     10,481,003.00                4.04
$    550,001 - $  600,000.............                  10                      5,747,463.06                2.22
$    600,001 - $  650,000.............                  12                      7,516,744.13                2.90
$    650,001 - $  700,000.............                   5                      3,355,034.09                1.29
$    700,001 - $  800,000.............                   5                      3,756,592.84                1.45
$    800,001 - $  900,000.............                   7                      5,988,171.75                2.31
$    900,001 - $1,000,000.............                   9                      8,629,634.37                3.33
$  1,000,001 - $1,100,000.............                   3                      3,179,182.72                1.23
$  1,100,001 - $1,200,000.............                   2                      2,319,570.04                0.90
$  1,200,001 - $1,300,000.............                   3                      3,806,947.80                1.47
$  1,300,001 - $1,400,000.............                   1                      1,377,799.33                0.53
$  1,400,001 - $1,500,000.............                   1                      1,493,653.07                0.58
$  1,500,001 - $1,600,000.............                   3                      4,796,406.87                1.85
$  1,600,001 - $1,700,000.............                   1                      1,700,000.00                0.66
$  1,900,001 - $2,000,000.............                   2                      3,940,941.54                1.52
$  2,200,001 - $2,300,000.............                   1                      2,244,638.11                0.87
$  2,700,001 - $2,800,000                                1                      2,800,000.00                1.08
$  3,500,001 or more..................                   1                      3,933,450.00                1.52
                                                     -----                 -----------------              ------
      Total...........................               1,073                 $  259,113,876.68              100.00%
                                                     =====                 =================              ======

Minimum Scheduled Principal Balance:             $      19,196.49
Maximum Scheduled Principal Balance:             $   3,933,450.00
Average Scheduled Principal Balance:             $     241,485.44


                             MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP I

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                   NUMBER OF                 OUTSTANDING
       MORTGAGE INTEREST RATES (%)               MORTGAGE LOANS           AS OF CUT-OFF DATE        % OF MORTGAGE LOANS
       ---------------------------               --------------           ------------------        -------------------
1.000  -  1.249.......................                 384                $  114,518,178.39                44.20%
1.250  -  1.499.......................                 302                    53,504,757.06                20.65
1.500  -  1.749.......................                  66                    19,502,727.65                 7.53
1.750  -  1.999.......................                  65                    15,551,258.89                 6.00
2.000  -  2.249.......................                  36                     6,865,171.00                 2.65
2.250  -  2.499.......................                   5                     1,541,900.62                 0.60
2.500  -  2.749.......................                  34                     9,308,634.71                 3.59
2.750  -  2.999.......................                   3                     1,101,985.88                 0.43
3.000  -  3.249.......................                  19                     3,962,225.49                 1.53
3.250  -  3.499.......................                   3                       795,729.24                 0.31
3.500  -  3.749.......................                   3                       296,600.00                 0.11
3.750  -  3.999.......................                  12                     2,455,335.00                 0.95
4.000  -  4.249.......................                  15                     3,992,568.22                 1.54
4.250  -  4.499.......................                  34                     8,032,022.18                 3.10
4.500  -  4.749.......................                  30                     7,302,130.19                 2.82
4.750  -  4.999.......................                  43                     8,875,332.31                 3.43
5.000  -  5.249.......................                  11                       874,268.75                 0.34
5.250  -  5.499.......................                   5                       359,585.50                 0.14
5.750  -  5.999.......................                   3                       273,465.60                 0.11
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

Minimum Mortgage Interest Rate:                 1.000%
Maximum Mortgage Interest Rate:                 5.850%
Weighted Average Mortgage Interest Rate:        1.746%


                                              ORIGINAL LOAN-TO-VALUE RATIOS* IN GROUP I

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
        LOAN-TO-VALUE RATIOS (%)                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        ------------------------                   --------------         ------------------       -------------------
   0.01%  -  30.00%...................                   3                $    1,770,761.69                 0.68%
  30.01%  -  40.00%...................                  11                     2,038,320.11                 0.79
  40.01%  -  50.00%...................                  29                    10,040,171.73                 3.87
  50.01%  -  55.00%...................                  11                     2,654,859.21                 1.02
  55.01%  -  60.00%...................                  24                     7,192,963.46                 2.78
  60.01%  -  65.00%...................                  77                    23,729,425.00                 9.16
  65.01%  -  70.00%...................                 154                    32,367,403.80                12.49
  70.01%  -  75.00%...................                 171                    60,783,569.48                23.46
  75.01%  -  80.00%...................                 484                    93,218,417.56                35.98
  80.01%  -  85.00%...................                   8                     1,119,771.69                 0.43
  85.01%  -  90.00%...................                  63                    16,128,393.86                 6.22
  90.01%  -  95.00%...................                  25                     5,545,984.09                 2.14
  95.01%  - 100.00%...................                  13                     2,523,835.00                 0.97
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

Weighted Average Loan-to-Value: 73.78%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.


                               GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUP I

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
         GEOGRAPHIC DISTRIBUTION                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         -----------------------                --------------         ------------------       -------------------
Arizona...............................                9                $    2,023,919.67                 0.78%
California............................              101                    42,582,381.03                16.43
Colorado..............................                6                     1,507,995.00                 0.58
Connecticut...........................                3                       671,374.01                 0.26
District of Columbia..................                7                     2,054,969.51                 0.79
Delaware..............................               71                    12,003,325.16                 4.63
Florida...............................               51                    19,971,146.04                 7.71
Georgia...............................               12                     3,303,057.58                 1.27
Idaho.................................                7                     1,417,425.94                 0.55
Illinois..............................               37                    12,324,032.14                 4.76
Indiana...............................               20                     3,113,061.53                 1.20
Kansas................................                1                        37,062.85                 0.01
Kentucky..............................               65                     5,262,115.20                 2.03
Maryland..............................               62                    15,368,702.40                 5.93
Massachusetts.........................                6                     1,848,421.08                 0.71
Michigan..............................               66                    17,465,995.06                 6.74
Minnesota.............................                1                       300,000.00                 0.12
Missouri..............................               13                     1,412,777.26                 0.55
Montana...............................                8                     2,095,264.29                 0.81
Nevada................................                8                     2,004,462.79                 0.77
New Jersey............................               22                     8,741,100.36                 3.37
New York..............................                7                     1,986,600.00                 0.77
North Carolina........................              179                    26,278,871.31                10.14
Ohio..................................              119                    17,246,663.86                 6.66
Oregon................................               13                     3,109,971.30                 1.20
Pennsylvania..........................               59                    16,903,986.81                 6.52
Rhode Island..........................                4                     2,871,233.97                 1.11
South Carolina........................               31                     7,328,507.87                 2.83
Tennessee.............................                3                       437,200.00                 0.17
Texas.................................                3                       629,784.09                 0.24
Utah..................................                4                       857,035.00                 0.33
Virginia..............................               65                    23,599,053.59                 9.11
Washington............................                9                     2,129,900.00                 0.82
Wisconsin.............................                1                       226,479.98                 0.09
                                                  -----                -----------------               ------
      Total...........................            1,073                $  259,113,876.68               100.00%
                                                  =====                =================               ======

*No more than approximately 1.52% of Loan Group I by cut-off date principal balance will be secured by properties located in any one zip code area.


                       CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUP I

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
         RANGE OF CREDIT SCORES                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                    --------------         ------------------       -------------------
Not applicable........................                   1                $      100,000.00                 0.04%
  550 -  574..........................                   1                       478,900.39                 0.18
  575 -  599..........................                  16                     4,852,143.72                 1.87
  600 -  619..........................                  14                     4,086,998.66                 1.58
  620 -  639..........................                  94                    22,204,806.96                 8.57
  640 -  659..........................                 106                    28,224,357.90                10.89
  660 -  679..........................                 159                    43,088,622.12                16.63
  680 -  699..........................                 152                    40,192,568.76                15.51
  700 -  719..........................                 136                    24,016,366.08                 9.27
  720 -  739..........................                 120                    28,464,225.21                10.99
  740 -  759..........................                 108                    23,147,048.39                 8.93
  760 -  779..........................                  89                    23,023,017.10                 8.89
  780 -  799..........................                  66                    14,583,480.13                 5.63
  800 -  819..........................                  10                     2,591,479.99                 1.00
  820 -  839..........................                   1                        59,861.27                 0.02
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

Weighted Average Credit Score:          698
(where credit scores were available)



                                     PROPERTY TYPES OF THE MORTGAGE PROPERTIES IN GROUP I

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
              PROPERTY TYPE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                        --------------         ------------------       -------------------
2-4 Family............................                  94                $   16,496,814.31                 6.37%
CO-OP.................................                   2                       345,000.00                 0.13
Condominium...........................                 127                    27,322,948.94                10.54
PUD...................................                 197                    53,490,998.39                20.64
Single Family.........................                 653                   161,458,115.04                62.31
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======



                                   OCCUPANCY STATUS OF MORTGAGE PROPERTIES IN GROUP I

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                      --------------         ------------------       -------------------
Investor..............................                 420                $   51,057,321.55                19.70%
Owner Occupied........................                 575                   189,040,518.57                72.96
Second Home...........................                  78                    19,016,036.56                 7.34
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

                                        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP I

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              LOAN PURPOSE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                        --------------         ------------------       -------------------
Cash-Out Refinance....................                 425                $  117,188,360.59                45.23%
Purchase..............................                 432                   102,351,432.28                39.50
Rate/Term Refinance...................                 216                    39,574,083.81                15.27
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======



                                       DOCUMENTATION TYPE OF THE MORTGAGE LOANS IN GROUP I

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                      --------------         ------------------       -------------------
Income & Employment Verified/Assets                    569                $  106,743,695.86                41.2%
Verified..............................
Verbal Verification of Employment/Assets               180                    55,569,815.47                21.45
Not Verified..........................
Verbal Verification of Employment/Assets               324                    96,800,365.35                37.36
Verified..............................
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======



                                ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP I

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              ORIGINAL TERM                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                       --------------         ------------------       -------------------
360 months............................                 963                $  232,453,149.13                89.71%
480 months............................                 110                    26,660,727.55                10.29
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

Minimum Original Term to Stated Maturity (Months):                360
Maximum Original Term to Stated Maturity (Months):                480
Weighted Average Orig. Term to Stated Mat. (Months):              372



           REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUP I

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          STATED REMAINING TERM                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
300 - 359 months......................                 383                  $   96,799,799.85               37.36%
360 + months..........................                 690                     162,314,076.83               62.64
                                                     -----                  -----------------              ------
      Total...........................               1,073                  $  259,113,876.68              100.00%
                                                     =====                  =================              ======

Minimum Remaining Term to Stated Maturity (Months):               358
Maximum Remaining Term to Stated Maturity (Months):               480
Weighted Average Rem. Term to Stated Mat. (Months):               372


                                               INDEX OF THE MORTGAGE LOANS IN GROUP I

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
                  INDEX                         MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                         --------------         ------------------       -------------------
1M MTA................................               1,073             $  259,113,876.68               100.00%
                                                     -----             -----------------               ------
      Total...........................               1,073             $  259,113,876.68               100.00%
                                                     =====             =================               ======



                                   MONTHS TO NEXT RATE ADJUSTMENT* OF THE MORTGAGE LOANS IN GROUP I

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
         MONTHS TO NEXT RATE ADJ                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         -----------------------                --------------         ------------------       -------------------
 0 - 3...............................               1,051             $  251,090,921.23                96.90%
 4 - 6...............................                  11                  5,156,376.12                 1.99
 7 - 9...............................                   1                    262,500.00                 0.10
10 - 12..............................                  10                  2,604,079.33                 1.00
                                                    -----             -----------------               ------
      Total..........................               1,073             $  259,113,876.68               100.00%
                                                    =====             =================               ======

Weighted Average Next Rate Adjustment (Months): 1

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.



                                     RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS IN GROUP I

                                                                      AGGREGATE SCHEDULED
                                                                       PRINCIPAL BALANCE
                                                 NUMBER OF               OUTSTANDING
       RATE ADJUSTMENT FREQUENCY               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------               --------------         ------------------       -------------------
1 MONTH..............................               1,073             $  259,113,876.68               100.00%
                                                    -----             -----------------               ------
     TOTAL...........................               1,073             $  259,113,876.68               100.00%
                                                    =====             =================               ======



                                      MAXIMUM LIFETIME MORTGAGE RATE OF THE MORTGAGE LOANS IN GROUP I

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
        MAXIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        -------------------------                 --------------         ------------------       -------------------
  9.751%  - 10.000%...................                 619                $  196,096,848.15                75.68%
 10.251%  - 10.500%...................                 397                    48,617,626.02                18.76
 10.501%  - 10.750%...................                  57                    14,399,402.51                 5.56
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

Weighted Average Maximum Mortgage Rate: 10.058%


                                               GROSS MARGIN OF THE MORTGAGE LOANS IN GROUP I

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
            GROSS MARGIN (%)                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                       --------------         ------------------       -------------------
  2.001% -  2.250%....................                   4                $    3,201,238.11                 1.24%
  2.251% -  2.500%....................                 235                    60,096,106.18                23.19
  2.501% -  2.750%....................                  86                    29,296,802.54                11.31
  2.751% -  3.000%....................                 324                    85,422,949.21                32.97
  3.001% -  3.250%....................                 156                    36,374,781.02                14.04
  3.251% -  3.500%....................                 135                    28,714,295.16                11.08
  3.501% -  3.750%....................                  90                    10,657,213.77                 4.11
  3.751% -  4.000%....................                  29                     4,072,537.60                 1.57
  4.001% -  4.250%....................                  10                       984,621.66                 0.38
  4.251% -  4.500%....................                   3                       261,403.01                 0.10
  4.751% -  5.000%....................                   1                        31,928.42                 0.01
                                                     -----                -----------------               ------
      Total...........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======

Weighted Average Gross Margin: 2.883%



                                         PREPAYMENT PENALTY OF THE MORTGAGE LOANS IN GROUP I

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
           PREPAYMENT PENALTY                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                     --------------         ------------------       -------------------
No Prepay.............................                 612                $  152,670,429.52                58.92%
1Y PP.................................                 445                   102,063,997.16                39.39
3Y PP.................................                  16                     4,379,450.00                 1.69
                                                     -----                -----------------               ------
         Total........................               1,073                $  259,113,876.68               100.00%
                                                     =====                =================               ======



                                     PRODUCT TYPE OF THE MORTGAGE LOANS IN GROUP I

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
              PRODUCT TYPE                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                       --------------         ------------------       -------------------
1 Mo MTA..............................               1,029              $  243,075,211.70                93.81%
12 Mo MTA.............................                  10                   2,604,079.33                 1.00
3 Mo MTA..............................                  29                  11,249,178.53                 4.34
6 Mo MTA..............................                   5                   2,185,407.12                 0.84
                                                     -----              -----------------               ------
         Total........................               1,073              $  259,113,876.68               100.00%
                                                     =====              =================               ======



             INTEREST ONLY FEATURE OF THE MORTGAGE LOANS IN GROUP I

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          INTEREST ONLY FEATURE                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
Non-IO................................               1,073             $  259,113,876.68               100.00%
                                                     -----             -----------------               ------
      Total...........................               1,073             $  259,113,876.68               100.00%
                                                     =====             =================               ======


                                PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION IN GROUP II

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       ORIGINAL PRINCIPAL BALANCE               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       --------------------------               --------------         ------------------       -------------------
$          0 - $  100,000.............                 405             $   30,603,412.37                 5.15%
$    100,001 - $  200,000.............               1,404                211,818,624.70                35.62
$    200,001 - $  300,000.............               1,004                249,135,146.41                41.90
$    300,001 - $  350,000.............                 279                 88,546,457.77                14.89
$    350,001 - $  400,000.............                  24                  8,984,224.61                 1.51
$    400,001 - $  450,000.............                  12                  4,998,078.78                 0.84
$    500,001 - $  550,000.............                   1                    508,000.00                 0.09
                                                     -----             -----------------               ------
      Total...........................               3,129             $  594,593,944.64               100.00%
                                                     =====             =================               ======

Minimum Original Principal Balance:              $      17,952.00
Maximum Original Principal Balance:              $     508,000.00
Average Original Principal Balance:              $     190,233.95



                 SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       SCHEDULED PRINCIPAL BALANCE                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------                --------------         ------------------       -------------------
$          0 - $  100,000.............                 408               $   30,795,831.86                5.18%
$    100,001 - $  200,000.............               1,404                  211,947,318.42               35.65
$    200,001 - $  300,000.............               1,002                  248,906,452.69               41.86
$    300,001 - $  350,000.............                 278                   88,454,038.28               14.88
$    350,001 - $  400,000.............                  24                    8,984,224.61                1.51
$    400,001 - $  450,000.............                  12                    4,998,078.78                0.84
$    500,001 - $  550,000.............                   1                      508,000.00                0.09
                                                     -----               -----------------              ------
      Total...........................               3,129               $  594,593,944.64              100.00%
                                                     =====               =================              ======

Minimum Scheduled Principal Balance:             $      17,952.00
Maximum Scheduled Principal Balance:             $     508,000.00
Average Scheduled Principal Balance:             $     190,026.83


                                MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       MORTGAGE INTEREST RATES (%)                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------                --------------         ------------------       -------------------
 2.500  -  2.749.......................                 20                   $4,840,992.37                0.81%
 2.750  -  2.999.......................                 58                   11,360,028.29                1.91
 3.000  -  3.249.......................                 74                   14,381,688.84                2.42
 3.250  -  3.499.......................                 54                   10,552,478.49                1.77
 3.500  -  3.749.......................                 64                   12,288,657.70                2.07
 3.750  -  3.999.......................                 42                    8,322,585.54                1.40
 4.000  -  4.249.......................                 74                   15,272,042.09                2.57
 4.250  -  4.499.......................                119                   22,568,697.73                3.80
 4.500  -  4.749.......................                190                   39,869,580.23                6.71
 4.750  -  4.999.......................                356                   74,384,066.46               12.51
 5.000  -  5.249.......................                232                   48,605,750.88                8.17
 5.250  -  5.499.......................                189                   37,877,276.13                6.37
 5.500  -  5.749.......................                222                   41,510,616.67                6.98
 5.750  -  5.999.......................                251                   44,935,615.07                7.56
 6.000  -  6.249.......................                189                   35,666,897.95                6.00
 6.250  -  6.499.......................                232                   43,804,556.69                7.37
 6.500  -  6.749.......................                242                   44,899,592.30                7.55
 6.750  -  6.999.......................                277                   45,719,138.30                7.69
 7.000  -  7.249.......................                125                   20,230,844.62                3.40
 7.250  -  7.499.......................                 45                    7,546,049.76                1.27
 7.500  -  7.749.......................                 63                    8,586,617.92                1.44
 7.750  -  7.999.......................                  4                      534,513.40                0.09
 8.000  -  8.249.......................                  1                      172,000.00                0.03
 8.250  -  8.499.......................                  1                      303,785.83                0.05
 8.500  -  8.749.......................                  1                       28,350.00                0.00
 8.750  -  8.999.......................                  2                      178,271.38                0.03
 9.000  -  9.249.......................                  1                       22,750.00                0.00
10.500  - 10.749.......................                  1                      130,500.00                0.02
                                                     -----               -----------------              ------
      Total...........................               3,129               $  594,593,944.64              100.00%
                                                     =====               =================              ======

Minimum Interest Rate:                 2.500%
Maximum Interest Rate:                10.625%
Weighted Average Interest Rate:        5.400%


                                          ORIGINAL LOAN-TO-VALUE RATIOS* IN GROUP II

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
      LOAN-TO-VALUE RATIOS (%)                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      ------------------------                   --------------         ------------------       -------------------
 0.01%  -  30.00%...................                   8                $    1,085,000.00                 0.18%
30.01%  -  40.00%...................                  10                     1,548,400.00                 0.26
40.01%  -  50.00%...................                  34                     5,542,294.89                 0.93
50.01%  -  55.00%...................                  24                     5,064,821.83                 0.85
55.01%  -  60.00%...................                  52                    10,490,139.08                 1.76
60.01%  -  65.00%...................                  79                    16,285,951.27                 2.74
65.01%  -  70.00%...................                 575                   112,179,664.58                18.87
70.01%  -  75.00%...................                 202                    40,766,638.12                 6.86
75.01%  -  80.00%...................               1,719                   323,267,977.00                54.37
80.01%  -  85.00%...................                  28                     5,029,333.79                 0.85
85.01%  -  90.00%...................                 186                    33,998,947.87                 5.72
90.01%  -  95.00%...................                 206                    38,624,414.41                 6.50
95.01%  - 100.00%...................                   6                       710,361.80                 0.12
                                                   -----                -----------------               ------
    Total...........................               3,129                $  594,593,944.64               100.00%
                                                   =====                =================               ======

Weighted Average Loan-to-Value: 77.46%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.


                        GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUP II

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
         GEOGRAPHIC DISTRIBUTION                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         -----------------------                   --------------         ------------------       -------------------
Alaska................................                   1                $      183,188.63                 0.03%
Arizona...............................                 202                    35,201,090.61                 5.92
California............................                 512                   125,140,217.24                21.05
Colorado..............................                 106                    18,641,837.48                 3.14
Connecticut...........................                   5                     1,304,100.00                 0.22
District of Columbia..................                  15                     3,444,175.19                 0.58
Delaware..............................                  12                     1,990,436.40                 0.33
Florida...............................                 205                    33,255,391.47                 5.59
Georgia...............................                  67                    11,063,889.09                 1.86
Hawaii................................                   1                       352,000.00                 0.06
Iowa..................................                   8                       904,232.82                 0.15
Idaho.................................                  23                     2,687,638.41                 0.45
Illinois..............................                 470                    94,436,689.96                15.88
Indiana...............................                  23                     3,247,105.68                 0.55
Kansas................................                  14                     2,030,139.51                 0.34
Kentucky..............................                  13                     2,079,513.06                 0.35
Louisiana.............................                   3                       524,925.74                 0.09
Massachusetts.........................                  39                    10,363,530.55                 1.74
Maryland..............................                 182                    36,503,774.80                 6.14
Maine.................................                   4                       750,700.00                 0.13
Michigan..............................                 130                    16,545,818.30                 2.78
Minnesota.............................                   5                     1,041,820.00                 0.18
Missouri..............................                  36                     4,469,207.92                 0.75
Mississippi...........................                   1                       137,587.43                 0.02
Montana...............................                   9                     1,624,347.72                 0.27
North Carolina........................                 137                    18,813,388.06                 3.16
Nebraska..............................                   3                       615,400.00                 0.10
New Hampshire.........................                  14                     2,694,097.75                 0.45
New Jersey............................                  43                     9,383,614.20                 1.58
New Mexico............................                   7                     1,108,178.42                 0.19
Nevada................................                 187                    38,862,734.81                 6.54
New York..............................                  44                    11,647,524.82                 1.96
Ohio..................................                 100                    12,862,930.92                 2.16
Oklahoma..............................                   1                        57,400.00                 0.01
Oregon................................                  77                    13,290,455.55                 2.24
Pennsylvania..........................                  43                     7,363,965.21                 1.24
Rhode Island..........................                   5                       907,809.50                 0.15
South Carolina........................                  59                     8,602,643.13                 1.45
Tennessee.............................                  19                     2,290,871.86                 0.39
Texas.................................                  56                     8,589,218.42                 1.44
Utah..................................                  28                     4,246,267.23                 0.71
Virginia..............................                 165                    35,408,640.48                 5.96
Vermont...............................                   3                       582,800.00                 0.10
Washington............................                  38                     7,136,998.36                 1.20
Wisconsin.............................                  13                     1,969,647.91                 0.33
West Virginia.........................                   1                       236,000.00                 0.04
                                                     -----                -----------------               ------
      Total...........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======

*No more than approximately 0.57% of Loan Group II by cut-off date principal balance will be secured by properties located in any one zip code area.


                             CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUP II

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
         RANGE OF CREDIT SCORES                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                    --------------         ------------------       -------------------
Not applicable........................                   3                $      280,632.21                 0.05%
  550 -  574..........................                   1                       121,854.23                 0.02
  575 -  599..........................                   1                       322,000.00                 0.05
  600 -  619..........................                  12                     2,441,215.50                 0.41
  620 -  639..........................                 259                    49,936,406.12                 8.40
  640 -  659..........................                 288                    53,837,353.31                 9.05
  660 -  679..........................                 502                    95,636,360.64                16.08
  680 -  699..........................                 477                    90,585,256.20                15.23
  700 -  719..........................                 488                    91,582,630.95                15.40
  720 -  739..........................                 345                    64,518,093.00                10.85
  740 -  759..........................                 296                    57,160,721.60                 9.61
  760 -  779..........................                 261                    47,928,932.66                 8.06
  780 -  799..........................                 161                    33,926,125.98                 5.71
  800 -  819..........................                  35                     6,316,362.24                 1.06
                                                     -----                -----------------               ------
      Total...........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======

Weighted Average Credit Score: 703
(where credit scores were available)



                                       PROPERTY TYPES OF THE MORTGAGE PROPERTIES IN GROUP II

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
              PROPERTY TYPE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                        --------------         ------------------       -------------------
2-4 Family............................                 188                $   45,632,343.03                 7.67%
CO-OP.................................                   3                       638,069.41                 0.11
Condominium...........................                 405                    72,222,691.16                12.15
PUD...................................                 744                   149,446,874.06                25.13
Single Family.........................               1,789                   326,653,966.98                54.94
                                                     -----                -----------------               ------
      Total...........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======



                                      OCCUPANCY STATUS OF MORTGAGE PROPERTIES IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                      --------------         ------------------       -------------------
Investor..............................                 722                $  110,182,464.70                18.53%
Owner Occupied........................               2,286                   462,164,671.52                77.73
Second Home...........................                 121                    22,246,808.42                 3.74
                                                     -----                -----------------               ------
      Total...........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======


                                        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              LOAN PURPOSE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                        --------------         ------------------       -------------------
Cash-Out Refinance....................                 694                $  135,652,914.81                22.81%
Purchase..............................               2,069                   388,200,717.19                65.29
Rate/Term Refinance...................                 366                    70,740,312.64                11.90
                                                     -----                -----------------               ------
      Total...........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======



                                      DOCUMENTATION TYPE OF THE MORTGAGE LOANS IN GROUP II

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                   --------------         ------------------       -------------------
Income & Employment Verified / Assets               1,152              $  221,902,518.61                37.32%
Verified..............................
Income & Employment Verified/Assets Not                12                   1,764,788.80                 0.30
Verified..............................
No Employment or Income Verification /                659                 121,916,886.38                20.50
Assets Not Verified...................
No Employment or Income Verification /                239                  46,838,637.66                 7.88
Assets Verified.......................
Verbal Verification of Employment /                   237                  39,910,652.31                 6.71
Assets Not Verified...................
Verbal Verification of Employment /                   830                 162,260,460.88                27.29
Assets Verified.......................
                                                    -----              -----------------               ------
      Total...........................              3,129              $  594,593,944.64               100.00%
                                                    =====              =================               ======




                                  ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP II

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              ORIGINAL TERM                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                     --------------         ------------------       -------------------
360 months............................               3,129             $  594,593,944.64               100.00%
                                                     -----             -----------------               ------
      Total...........................               3,129             $  594,593,944.64               100.00%
                                                     =====             =================               ======

Minimum Original Term to Stated Maturity (Months):                360
Maximum Original Term to Stated Maturity (Months):                360
Weighted Average Orig. Term to Stated Mat. (Months):              360


                      REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUP II

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          STATED REMAINING TERM                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
300 - 359 months......................               1,532              $  293,234,206.83               49.32%
360 + months..........................               1,597                 301,359,737.81               50.68
                                                     -----              -----------------              ------
      Total...........................               3,129              $  594,593,944.64              100.00%
                                                     =====              =================              ======

Minimum Remaining Term to Stated Maturity (Months):               335
Maximum Remaining Term to Stated Maturity (Months):               360
Weighted Average Rem. Term to Stated Mat. (Months):               359



                                                 INDEX OF THE MORTGAGE LOANS IN GROUP II

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
                  INDEX                            MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                            --------------         ------------------       -------------------
1M LIBOR..............................                 293                $   57,250,330.48                 9.63%
1 Year TRSRY - CMT....................                   6                       700,931.82                 0.12
1 Year LIBOR..........................                 813                   169,506,417.70                28.51
6M LIBOR..............................               2,017                   367,136,264.64                61.75
                                                     -----                -----------------               ------
      Total...........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======



                         MONTHS TO NEXT RATE ADJUSTMENT* OF THE MORTGAGE LOANS IN GROUP II

                                                                      AGGREGATE SCHEDULED
                                                                       PRINCIPAL BALANCE
                                                 NUMBER OF               OUTSTANDING
       MONTHS TO NEXT RATE ADJ                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -----------------------                 --------------         ------------------       -------------------
 0 -    3...........................                 248              $   49,255,745.90                 8.28%
 4 -    6...........................                 110                  20,030,286.65                 3.37
 7 -    9...........................                   5                     744,758.71                 0.13
10 -   12...........................                 243                  47,922,111.65                 8.06
13 -   15...........................                 106                  21,083,370.00                 3.55
16 -   18...........................                   2                     274,196.98                 0.05
19 -   21...........................                   3                     543,523.18                 0.09
22 -   24...........................                 998                 180,409,718.81                30.34
25 -   27...........................                 200                  34,913,427.68                 5.87
28 -   30...........................                   2                     248,295.03                 0.04
31 -   33...........................                  10                   1,644,493.02                 0.28
34 -   36...........................                 959                 189,762,174.03                31.91
37 -   39...........................                 243                  47,761,843.00                 8.03
                                                   -----              -----------------               ------
    Total...........................               3,129              $  594,593,944.64               100.00%
                                                   =====              =================               ======

Weighted Average Next Rate Adjustment (Months): 25

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.


                            RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
        RATE ADJUSTMENT FREQUENCY                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        -------------------------                 --------------         ------------------       -------------------
 1 Month..............................                 293               $   57,250,330.48                 9.63%
 6 Months.............................                2017                  367,136,264.64                61.75
12 Months.............................                 819                  170,207,349.52                28.63
                                                     -----               -----------------               ------
      Total...........................               3,129               $  594,593,944.64               100.00%
                                                     =====               =================               ======



                            MAXIMUM LIFETIME MORTGAGE RATE OF THE MORTGAGE LOANS IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       MAXIMUM MORTGAGE RATE (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------                  --------------         ------------------       -------------------
 8.501%  -  8.750%...................                   2                $      212,100.00                 0.04%
 8.751%  -  9.000%...................                  13                     2,410,382.34                 0.41
 9.001%  -  9.250%...................                  26                     4,321,988.84                 0.73
 9.251%  -  9.500%...................                  29                     5,566,746.15                 0.94
 9.501%  -  9.750%...................                  49                     9,283,092.83                 1.56
 9.751%  - 10.000%...................                 108                    22,011,202.44                 3.70
10.001%  - 10.250%...................                 121                    23,427,664.42                 3.94
10.251%  - 10.500%...................                 274                    57,199,148.67                 9.62
10.501%  - 10.750%...................                 350                    68,767,576.22                11.57
10.751%  - 11.000%...................                 559                   110,997,671.14                18.67
11.001%  - 11.250%...................                 311                    61,698,460.64                10.38
11.251%  - 11.500%...................                 299                    55,703,787.28                 9.37
11.501%  - 11.750%...................                 226                    40,807,554.56                 6.86
11.751%  - 12.000%...................                 579                   104,447,825.06                17.57
12.001%  - 12.250%...................                  80                    12,429,554.71                 2.09
12.251%  - 12.500%...................                  87                    12,927,856.30                 2.17
12.501%  - 12.750%...................                   5                       773,207.65                 0.13
12.751%  - 13.000%...................                   4                       772,468.18                 0.13
13.001%  - 13.250%...................                   2                       475,785.83                 0.08
13.251%  - 13.500%...................                   1                        28,350.00                 0.00
13.501%  - 13.750%...................                   1                        17,952.00                 0.00
13.751% or more......................                   3                       313,569.38                 0.05
                                                    -----                -----------------               ------
     Total...........................               3,129                $  594,593,944.64               100.00%
                                                    =====                =================               ======

Weighted Average Maximum Mortgage Rate: 11.117%



                                      PERIODIC RATE CAP OF THE MORTGAGE LOANS IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          PERIODIC RATE CAP (%)                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                   --------------         ------------------       -------------------
No Cap................................                 348               $   66,822,343.16                11.24%
1.000%................................               1,968                  358,265,183.78                60.25
2.000%................................                 813                  169,506,417.70                28.51
                                                     -----               -----------------               ------
      Total...........................               3,129               $  594,593,944.64               100.00%
                                                     =====               =================               ======

Weighted Average Periodic Rate Cap: 1.173%


                                      INITIAL RATE CAP OF THE MORTGAGE LOANS IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          INITIAL RATE CAP (%)                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          --------------------                    --------------         ------------------       -------------------
No Cap................................                 348               $   66,822,343.16                11.24%
1.000%................................                  20                    3,691,121.21                 0.62
2.000%................................                 813                  169,506,417.70                28.51
3.000%................................               1,948                  354,574,062.57                59.63
                                                     -----               -----------------               ------
      Total...........................               3,129               $  594,593,944.64               100.00%
                                                     =====               =================               ======

Weighted Average Initial Cap Rate: 2.365%



                                        GROSS MARGIN OF THE MORTGAGE LOANS IN GROUP II

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          GROSS MARGIN (%)                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
0.000% -  1.500%....................                   1                $      274,560.00                 0.05%
1.501% -  1.750%....................                  11                     1,882,580.65                 0.32
1.751% -  2.000%....................                  63                    11,477,479.55                 1.93
2.001% -  2.250%....................               1,047                   218,333,655.56                36.72
2.251% -  2.500%....................                 134                    26,633,499.33                 4.48
2.501% -  2.750%....................                  60                    11,600,419.12                 1.95
2.751% -  3.000%....................                  50                    10,394,666.11                 1.75
3.001% -  3.250%....................                  40                     7,975,720.99                 1.34
3.251% -  3.500%....................                  24                     4,692,747.67                 0.79
3.501% -  3.750%....................                  22                     3,860,825.45                 0.65
3.751% -  4.000%....................                  45                     9,304,719.88                 1.56
4.001% -  4.250%....................                  10                     1,777,222.80                 0.30
4.251% -  4.500%....................                   5                       636,497.00                 0.11
4.501% -  4.750%....................                   5                       618,150.00                 0.10
4.751% -  5.000%....................               1,600                   283,707,016.79                47.71
5.001% +   .........................                  12                     1,424,183.74                 0.24
                                                   -----                -----------------               ------
    Total...........................               3,129                $  594,593,944.64               100.00%
                                                   =====                =================               ======

Weighted Average Gross Margin: 3.663%



                                          PREPAYMENT PENALTY OF THE MORTGAGE LOANS IN GROUP II

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
           PREPAYMENT PENALTY                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                    --------------         ------------------       -------------------
No Prepay.............................               2,711              $  521,518,549.63                87.71%
6M PP.................................                   1                     248,500.00                 0.04
1Y PP.................................                  15                   3,288,894.40                 0.55
2Y PP.................................                 398                  68,622,381.23                11.54
3Y PP.................................                   4                     915,619.38                 0.15
                                                     -----              -----------------               ------
      Total...........................               3,129              $  594,593,944.64               100.00%
                                                     =====              =================               ======


                                     PRODUCT TYPE OF THE MORTGAGE LOANS IN GROUP II

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
              PRODUCT TYPE                         MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                         --------------         ------------------       -------------------
1Mo LIBOR.............................                  13                $    2,116,215.49                 0.36%
1Mo LIBOR IO..........................                 280                    55,134,114.99                 9.27
1/1 LIBOR.............................                  85                    14,699,478.30                 2.47
1/1 LIBOR IO..........................                 265                    54,524,262.06                 9.17
2/6 LIBOR.............................                 403                    65,936,544.87                11.09
2/6 LIBOR IO..........................                 798                   149,838,315.10                25.20
3/1 CMT...............................                   6                       700,931.82                 0.12
3/1 LIBOR.............................                  45                     7,872,630.53                 1.32
3/1 LIBOR IO..........................                 418                    92,410,046.81                15.54
3/6 LIBOR.............................                 205                    35,824,764.96                 6.03
3/6 LIBOR IO..........................                 542                   102,974,437.64                17.32
6 Mo LIBOR............................                   7                     1,328,222.12                 0.22
6 Mo LIBOR IO.........................                  62                    11,233,979.95                 1.89
                                                     -----                -----------------               ------
         Total........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======



                                    INTEREST ONLY FEATURE OF THE MORTGAGE LOANS IN GROUP II

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          INTEREST ONLY FEATURE                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                   --------------         ------------------       -------------------
Non-IO................................                 764                $  128,478,788.09                21.61%
3 Years...............................                 418                    92,410,046.81                15.54
5 Years...............................               1,743                   332,335,672.49                55.89
10 Years..............................                 204                    41,369,437.25                 6.96
                                                     -----                -----------------               ------
      Total...........................               3,129                $  594,593,944.64               100.00%
                                                     =====                =================               ======


                                 PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION IN GROUP III

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
       ORIGINAL PRINCIPAL BALANCE                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       --------------------------                  --------------         ------------------       -------------------
$          0 - $  100,000.............                   1                $       75,250.00                 0.01%
$    100,001 - $  200,000.............                   3                       424,666.70                 0.08
$    200,001 - $  300,000.............                   3                       788,023.48                 0.14
$    300,001 - $  350,000.............                  82                    28,205,010.24                 5.03
$    350,001 - $  400,000.............                 237                    89,024,870.99                15.87
$    400,001 - $  450,000.............                 181                    77,619,311.74                13.84
$    450,001 - $  500,000.............                 166                    79,114,942.22                14.10
$    500,001 - $  550,000.............                  84                    44,193,478.81                 7.88
$    550,001 - $  600,000.............                  69                    39,654,419.76                 7.07
$    600,001 - $  650,000.............                  63                    39,652,935.18                 7.07
$    650,001 - $  700,000.............                  20                    13,636,653.10                 2.43
$    700,001 - $  800,000.............                  37                    28,006,361.53                 4.99
$    800,001 - $  900,000.............                  23                    19,835,501.55                 3.54
$    900,001 - $1,000,000.............                  39                    37,979,491.86                 6.77
$  1,000,001 - $1,100,000.............                   1                     1,100,000.00                 0.20
$  1,100,001 - $1,200,000.............                   5                     5,772,000.00                 1.03
$  1,200,001 - $1,300,000.............                   2                     2,467,500.00                 0.44
$  1,300,001 - $1,400,000.............                   4                     5,514,000.00                 0.98
$  1,400,001 - $1,500,000.............                  11                    16,075,704.16                 2.87
$  1,600,001 - $1,700,000.............                   3                     5,077,500.00                 0.91
$  1,700,001 - $1,800,000.............                   3                     5,290,358.71                 0.94
$  1,800,001 - $1,900,000.............                   2                     3,702,500.00                 0.66
$  1,900,001 - $2,000,000.............                   2                     3,997,000.00                 0.71
$  2,900,001 - $3,000,000.............                   1                     3,000,000.00                 0.53
$  3,000,001 - $3,100,000.............                   1                     3,100,000.00                 0.55
$  3,300,001 - $3,400,000.............                   1                     3,320,000.00                 0.59
$  3,500,001 or more     .............                   1                     4,400,000.00                 0.78
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======

Minimum Original Principal Balance:              $      72,250.00
Maximum Original Principal Balance:              $   4,400,000.00
Average Original Principal Balance:              $     537,408.64


             SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP III

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
       SCHEDULED PRINCIPAL BALANCE                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------                 --------------         ------------------       -------------------
$          0 - $  100,000.............                   2                 $      175,250.00                0.03%
$    100,001 - $  200,000.............                   3                        424,666.70                0.08
$    200,001 - $  300,000.............                   3                        788,023.48                0.14
$    300,001 - $  350,000.............                  82                     28,205,010.24                5.03
$    350,001 - $  400,000.............                 236                     88,924,870.99               15.85
$    400,001 - $  450,000.............                 182                     78,020,028.95               13.91
$    450,001 - $  500,000.............                 166                     79,194,225.01               14.12
$    500,001 - $  550,000.............                  84                     44,193,478.81                7.88
$    550,001 - $  600,000.............                  68                     39,174,419.76                6.98
$    600,001 - $  650,000.............                  63                     39,652,935.18                7.07
$    650,001 - $  700,000.............                  20                     13,636,653.10                2.43
$    700,001 - $  800,000.............                  37                     28,006,361.53                4.99
$    800,001 - $  900,000.............                  23                     19,835,501.55                3.54
$    900,001 - $1,000,000.............                  39                     37,979,491.86                6.77
$  1,000,001 - $1,100,000.............                   1                      1,100,000.00                0.20
$  1,100,001 - $1,200,000.............                   5                      5,772,000.00                1.03
$  1,200,001 - $1,300,000.............                   2                      2,467,500.00                0.44
$  1,300,001 - $1,400,000.............                   4                      5,514,000.00                0.98
$  1,400,001 - $1,500,000.............                  11                     16,075,704.16                2.87
$  1,600,001 - $1,700,000.............                   3                      5,077,500.00                0.91
$  1,700,001 - $1,800,000.............                   3                      5,290,358.71                0.94
$  1,800,001 - $1,900,000.............                   2                      3,702,500.00                0.66
$  1,900,001 - $2,000,000.............                   2                      3,997,000.00                0.71
$  2,900,001 - $3,000,000.............                   1                      3,000,000.00                0.53
$  3,000,001 - $3,100,000.............                   1                      3,100,000.00                0.55
$  3,300,001 - $3,400,000.............                   1                      3,320,000.00                0.59
$  3,500,001 or more     .............                   1                      4,400,000.00                0.78
                                                     -----                 -----------------              ------
      Total...........................               1,045                 $  561,027,480.03              100.00%
                                                     =====                 =================              ======

Minimum Scheduled Principal Balance:             $      75,250.00
Maximum Scheduled Principal Balance:             $   4,400,000.00
Average Scheduled Principal Balance:             $     536,868.40


                               MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP III

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       MORTGAGE INTEREST RATES (%)                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------                --------------         ------------------       -------------------
2.250  -  2.499.......................                   1                $      448,000.00                 0.08%
2.500  -  2.749.......................                  18                     9,508,331.13                 1.69
2.750  -  2.999.......................                  40                    23,453,551.59                 4.18
3.000  -  3.249.......................                  26                    15,074,518.00                 2.69
3.250  -  3.499.......................                  12                     6,787,131.56                 1.21
3.500  -  3.749.......................                  19                     9,338,177.95                 1.66
3.750  -  3.999.......................                  26                    17,750,447.19                 3.16
4.000  -  4.249.......................                  40                    28,289,878.27                 5.04
4.250  -  4.499.......................                  77                    41,006,312.27                 7.31
4.500  -  4.749.......................                 103                    54,296,126.67                 9.68
4.750  -  4.999.......................                 161                    83,070,711.77                14.81
5.000  -  5.249.......................                 107                    60,150,150.10                10.72
5.250  -  5.499.......................                  77                    41,553,467.02                 7.41
5.500  -  5.749.......................                  72                    40,032,035.04                 7.14
5.750  -  5.999.......................                  70                    34,243,165.06                 6.10
6.000  -  6.249.......................                  34                    15,822,736.21                 2.82
6.250  -  6.499.......................                  39                    19,772,418.26                 3.52
6.500  -  6.749.......................                  35                    16,010,964.74                 2.85
6.750  -  6.999.......................                  48                    23,489,530.28                 4.19
7.000  -  7.249.......................                  17                     8,469,830.18                 1.51
7.250  -  7.499.......................                  12                     5,250,004.46                 0.94
7.500  -  7.749.......................                   7                     4,833,514.09                 0.86
7.750  -  7.999.......................                   2                     1,196,746.00                 0.21
8.000  -  8.249.......................                   1                       760,000.00                 0.14
8.250  -  8.499.......................                   1                       419,732.19                 0.07
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======

Minimum Interest Rate:                  2.375%
Maximum Interest Rate:                  8.250%
Weighted Average Interest Rate:         4.969%


                                         ORIGINAL LOAN-TO-VALUE RATIOS* IN GROUP III

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
      LOAN-TO-VALUE RATIOS (%)                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      ------------------------                   --------------         ------------------       -------------------
 0.00%  -  30.00%...................                   4                $    3,576,500.00                 0.64%
30.01%  -  40.00%...................                   4                     2,327,750.00                 0.41
40.01%  -  50.00%...................                  10                     7,320,542.17                 1.30
50.01%  -  55.00%...................                  14                    14,201,617.55                 2.53
55.01%  -  60.00%...................                  23                    16,456,184.85                 2.93
60.01%  -  65.00%...................                  42                    32,023,668.67                 5.71
65.01%  -  70.00%...................                 210                   127,425,198.93                22.71
70.01%  -  75.00%...................                 126                    71,223,279.52                12.70
75.01%  -  80.00%...................                 555                   263,029,534.08                46.88
80.01%  -  85.00%...................                   7                     3,132,377.76                 0.56
85.01%  -  90.00%...................                  35                    15,064,861.56                 2.69
90.01%  -  95.00%...................                  15                     5,245,964.94                 0.94
                                                   -----                -----------------               ------
    Total...........................               1,045                $  561,027,480.03               100.00%
                                                   =====                =================               ======

Weighted Average Loan-to-Value:             73.85%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.


                       GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUP III

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
                  STATE                           MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                           --------------         ------------------       -------------------
Arizona...............................                  33                $   18,022,708.80                 3.21%
California............................                 438                   220,329,817.08                39.27
Colorado..............................                  17                     9,052,551.64                 1.61
Connecticut...........................                   3                     2,202,715.06                 0.39
District of Columbia..................                   6                     3,722,552.41                 0.66
Delaware..............................                   9                     6,826,832.27                 1.22
Florida...............................                  24                    14,913,622.64                 2.66
Georgia...............................                   6                     3,542,484.92                 0.63
Iowa..................................                   1                       515,000.00                 0.09
Idaho.................................                   1                       647,900.00                 0.12
Illinois..............................                 141                    82,502,275.53                14.71
Indiana...............................                   5                     2,464,499.99                 0.44
Kansas................................                   2                     1,283,800.00                 0.23
Louisiana.............................                   1                       406,800.00                 0.07
Massachusetts.........................                  16                     9,412,007.33                 1.68
Maryland..............................                  61                    30,324,205.96                 5.41
Michigan..............................                  15                    10,491,466.51                 1.87
Minnesota.............................                   1                       350,000.00                 0.06
Missouri..............................                   5                     1,879,445.34                 0.34
Montana...............................                   1                       440,000.00                 0.08
North Carolina........................                   9                     7,767,425.00                 1.38
New Hampshire.........................                   1                       157,150.00                 0.03
New Jersey............................                  20                    10,393,439.09                 1.85
Nevada................................                  51                    26,452,638.33                 4.72
New York..............................                  32                    19,200,750.14                 3.42
Ohio..................................                  13                     7,784,101.65                 1.39
Oregon................................                   7                     3,265,113.76                 0.58
Pennsylvania..........................                  13                     6,805,531.00                 1.21
Rhode Island..........................                   2                       858,276.49                 0.15
South Carolina........................                  14                    10,036,666.65                 1.79
Texas.................................                  13                     8,011,062.67                 1.43
Utah..................................                   5                     4,116,150.00                 0.73
Virginia..............................                  71                    32,308,998.60                 5.76
Washington............................                   7                     3,781,491.17                 0.67
Wisconsin.............................                   1                       758,000.00                 0.14
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======

*No more than approximately 0.91% of Loan Group III by cut-off date principal balance will be secured by properties located in any one zip code area.


                            CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUP III

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
         RANGE OF CREDIT SCORES                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                    --------------         ------------------       -------------------
Not applicable........................                   1                $      500,000.00                 0.09%
  600 -  619..........................                   3                     3,223,000.00                 0.57
  620 -  639..........................                  62                    30,458,324.57                 5.43
  640 -  659..........................                  68                    36,084,566.19                 6.43
  660 -  679..........................                 139                    74,928,593.23                13.36
  680 -  699..........................                 165                    87,138,523.49                15.53
  700 -  719..........................                 169                    84,957,641.40                15.14
  720 -  739..........................                 140                    71,937,302.18                12.82
  740 -  759..........................                 133                    77,274,935.37                13.77
  760 -  779..........................                  97                    60,082,994.60                10.71
  780 -  799..........................                  53                    26,389,890.43                 4.70
  800 -  819..........................                  15                     8,051,708.57                 1.44
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======

Weighted Average Credit Score:              712
(where credit scores were available)



                               PROPERTY TYPES OF THE MORTGAGE PROPERTIES IN GROUP III

                                                                          AGGREGATE SCHEDULED
                                                                           PRINCIPAL BALANCE
                                                     NUMBER OF               OUTSTANDING
              PROPERTY TYPE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                        --------------         ------------------       -------------------
2-4 Family............................                  46                $   26,857,788.66                 4.79%
CO-OP.................................                   1                       999,000.00                 0.18
Condominium...........................                  72                    36,164,688.85                 6.45
PUD...................................                 286                   150,120,065.63                26.76
Single Family.........................                 640                   346,885,936.89                61.83
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======



                                 OCCUPANCY STATUS OF MORTGAGE PROPERTIES IN GROUP III

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
Investor..............................                  88                $   45,692,033.06                 8.14%
Owner Occupied........................                 920                   492,881,539.48                87.85
Second Home...........................                  37                    22,453,907.49                 4.00
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======


                                     LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP III

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              LOAN PURPOSE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                      --------------         ------------------       -------------------
Cash-Out Refinance....................                 310             $  178,730,752.07                31.86%
Purchase..............................                 624                316,169,393.79                56.36
Rate/Term Refinance...................                 111                 66,127,334.17                11.79
                                                     -----             -----------------               ------
      Total...........................               1,045             $  561,027,480.03               100.00%
                                                     =====             =================               ======



                                        DOCUMENTATION TYPE OF THE MORTGAGE LOANS IN GROUP III

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                     --------------         ------------------       -------------------
Income & Employment Verified / Assets                  416                $  219,457,660.82                39.12%
Verified..............................
No Employment or Income Verification /                 130                    70,663,558.67                12.60
Assets Not Verified...................
No Employment or Income                                 91                    42,913,163.42                 7.65
Verification/Assets Verified..........
Verbal Verification of Employment/Assets                50                    27,073,418.73                 4.83
Not Verified..........................
Verbal Verification of Employment/Assets               358                   200,919,678.39                35.81
Verified..............................
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======



                                 ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP III

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
              ORIGINAL TERM                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                      --------------         ------------------       -------------------
360 months............................               1,045              $  561,027,480.03               100.00%
                                                     -----              -----------------               ------
      Total...........................               1,045              $  561,027,480.03               100.00%
                                                     =====              =================               ======

Minimum Original Term to Stated Maturity (Months):                360
Maximum Original Term to Stated Maturity (Months):                360
Weighted Average Orig. Term to Stated Mat. (Months):              360



              REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUP III

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          STATED REMAINING TERM                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
300 - 359 months......................                 508              $  267,238,824.03               47.63%
360 + months..........................                 537                 293,788,656.00               52.37
                                                     -----              -----------------              ------
      Total...........................               1,045              $  561,027,480.03              100.00%
                                                     =====              =================              ======

Minimum Remaining Term to Stated Maturity (Months):               348

Maximum Remaining Term to Stated Maturity (Months):               360
Weighted Average Rem. Term to Stated Mat. (Months):               360



                                        INDEX OF THE MORTGAGE LOANS IN GROUP III

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
                  INDEX                          MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                          --------------         ------------------       -------------------
1M LIBOR..............................                 172              $  104,165,514.73                18.57%
1 Year LIBOR..........................                 456                 251,463,665.56                44.82
6M LIBOR..............................                 417                 205,398,299.74                36.61
                                                     -----              -----------------               ------
      Total...........................               1,045              $  561,027,480.03               100.00%
                                                     =====              =================               ======



                             RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS IN GROUP III

                                                                      AGGREGATE SCHEDULED
                                                                       PRINCIPAL BALANCE
                                                 NUMBER OF               OUTSTANDING
       RATE ADJUSTMENT FREQUENCY               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------               --------------         ------------------       -------------------
1 Month..............................               172               $  104,165,514.73                18.57%
6 Months.............................               417                  205,398,299.74                36.61
12 Months............................               456                  251,463,665.56                44.82
                                                  -----               -----------------               ------
     Total...........................             1,045               $  561,027,480.03               100.00%
                                                  =====               =================               ======



                          MONTHS TO NEXT RATE ADJUSTMENT* OF THE MORTGAGE LOANS IN GROUP III

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       MONTHS TO NEXT RATE ADJ                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -----------------------                  --------------         ------------------       -------------------
 0 -    3...........................                 139                $   83,211,337.73                14.83%
 4 -    6...........................                  55                    33,151,945.26                 5.91
 7 -    9...........................                   5                     2,335,028.00                 0.42
10 -   12...........................                 136                    80,750,379.46                14.39
13 -   15...........................                  50                    28,219,315.00                 5.03
19 -   21...........................                   2                       834,878.97                 0.15
22 -   24...........................                 210                    99,632,649.34                17.76
25 -   27...........................                  40                    18,411,897.00                 3.28
31 -   33...........................                   2                       896,970.98                 0.16
34 -   36...........................                 327                   171,024,687.29                30.48
37 -   39...........................                  79                    42,558,391.00                 7.59
                                                   -----                -----------------               ------
    Total...........................               1,045                $  561,027,480.03               100.00%
                                                   =====                =================               ======

Weighted Average Next Rate Adjustment (Months):               21

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.


                             MAXIMUM LIFETIME MORTGAGE RATE OF THE MORTGAGE LOANS IN GROUP III

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       MAXIMUM MORTGAGE RATE (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------                  --------------         ------------------       -------------------
 8.751%  -  9.000%...................                   2                $      840,228.87                 0.15%
 9.001%  -  9.250%...................                   3                     1,361,500.00                 0.24
 9.251%  -  9.500%...................                   8                     3,769,966.63                 0.67
 9.501%  -  9.750%...................                   8                     3,919,200.00                 0.70
 9.751%  - 10.000%...................                  18                     8,994,702.71                 1.60
10.001%  - 10.250%...................                  41                    20,391,749.90                 3.63
10.251%  - 10.500%...................                 107                    51,957,901.58                 9.26
10.501%  - 10.750%...................                 150                    76,132,773.10                13.57
10.751%  - 11.000%...................                 238                   130,025,593.84                23.18
11.001%  - 11.250%...................                 101                    57,793,592.31                10.30
11.251%  - 11.500%...................                  63                    33,331,251.07                 5.94
11.501%  - 11.750%...................                  47                    23,276,396.11                 4.15
11.751%  - 12.000%...................                 233                   134,776,667.17                24.02
12.001%  - 12.250%...................                   9                     4,590,858.93                 0.82
12.251%  - 12.500%...................                  12                     7,059,419.62                 1.26
12.501%  - 12.750%...................                   1                       429,200.00                 0.08
12.751%  - 13.000%...................                   3                     1,956,746.00                 0.35
13.001%  - 13.250%...................                   1                       419,732.19                 0.07
                                                    -----                -----------------               ------
     Total...........................               1,045                $  561,027,480.03               100.00%
                                                    =====                =================               ======

Weighted Average Maximum Mortgage Rate: 11.172%



                                   PERIODIC RATE CAP OF THE MORTGAGE LOANS IN GROUP III

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          PERIODIC RATE CAP (%)                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
No Cap................................               194                $  116,702,360.99                20.80%
1.000%................................               394                   192,225,453.64                34.26
2.000%................................               457                   252,099,665.40                44.94
                                                   -----                -----------------               ------
      Total...........................             1,045                $  561,027,480.03               100.00%
                                                   =====                =================               ======

Weighted Average Periodic Rate Cap: 1.241%



                                    INITIAL RATE CAP OF THE MORTGAGE LOANS IN GROUP III

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          INITIAL RATE CAP (%)                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          --------------------                    --------------         ------------------       -------------------
No Cap................................                 194                $  116,702,360.99                20.80%
1.000%................................                   5                     1,995,950.00                 0.36
2.000%................................                 456                   251,463,665.56                44.82
3.000%................................                 389                   190,229,503.64                33.91
6.0000%...............................                   1                       635,999.84                 0.11
                                                     -----                -----------------               ------
      Total...........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======

Weighted Average Initial Rate Cap: 1.924%


                                     GROSS MARGIN OF THE MORTGAGE LOANS IN GROUP III

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          GROSS MARGIN (%)                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ----------------                      --------------         ------------------       -------------------
1.501% -  1.750%....................                   9                $    6,981,510.00                 1.24%
1.751% -  2.000%....................                  20                    13,403,976.49                 2.39
2.001% -  2.250%....................                 621                   330,768,948.51                58.96
2.251% -  2.500%....................                  44                    24,516,285.74                 4.37
2.501% -  2.750%....................                  37                    24,184,112.98                 4.31
2.751% -  3.000%....................                  18                    10,417,413.34                 1.86
3.001% -  3.250%....................                  18                     9,842,250.00                 1.75
3.251% -  3.500%....................                   9                     5,385,200.00                 0.96
3.501% -  3.750%....................                  22                    12,588,283.00                 2.24
3.751% -  4.000%....................                  11                     6,514,720.00                 1.16
4.001% -  4.250%....................                   8                     6,024,400.00                 1.07
4.251% -  4.500%....................                   2                       816,206.00                 0.15
4.501% -  4.750%....................                   4                     1,961,000.00                 0.35
4.751% -  5.000%....................                 221                   107,223,173.97                19.11
5.001% +   .........................                   1                       400,000.00                 0.07
                                                   -----                -----------------               ------
    Total...........................               1,045                $  561,027,480.03               100.00%
                                                   =====                =================               ======

Weighted Average Gross Margin: 2.915%



                                       PREPAYMENT PENALTY OF THE MORTGAGE LOANS IN GROUP III

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
           PREPAYMENT PENALTY                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                    --------------         ------------------       -------------------
No Prepay.............................               1,000              $  537,165,487.01                95.75%
1Y PP.................................                   7                   7,255,343.00                 1.29
2Y PP.................................                  30                  14,596,459.84                 2.60
3Y PP.................................                   1                     722,250.00                 0.13
5Y PP.................................                   7                   1,287,940.18                 0.23
                                                     -----              -----------------               ------
      Total...........................               1,045              $  561,027,480.03               100.00%
                                                     =====              =================               ======


                                     PRODUCT TYPE OF THE MORTGAGE LOANS IN GROUP III

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              PRODUCT TYPE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                        --------------         ------------------       -------------------
1 Mo LIBOR............................                   5                $    2,034,981.56                 0.36%
1 Mo LIBOR IO.........................                 167                   102,130,533.17                18.20
1/1 LIBOR.............................                  15                     8,753,415.82                 1.56
1/1 LIBOR IO..........................                 171                   100,216,278.64                17.86
2/6 LIBOR.............................                  42                    21,219,217.86                 3.78
2/6 LIBOR IO..........................                 209                    97,024,207.61                17.29
3/1 LIBOR.............................                  32                    16,344,659.74                 2.91
3/1 LIBOR IO..........................                 238                   126,149,311.36                22.49
3/6 LIBOR.............................                  11                     5,900,548.15                 1.05
3/6 LIBOR IO..........................                 128                    66,721,529.86                11.89
6 Mo LIBOR............................                   1                       432,431.78                 0.08
6 Mo LIBOR IO.........................                  26                    14,100,364.48                 2.51
                                                     -----                -----------------               ------
         Total........................               1,045                $  561,027,480.03               100.00%
                                                     =====                =================               ======



                                INTEREST ONLY FEATURE OF THE MORTGAGE LOANS IN GROUP III

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          INTEREST ONLY FEATURE                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
Non-IO................................               106                $   54,685,254.91                 9.75%
3 Years...............................               238                   126,149,311.36                22.49
5 Years...............................               538                   283,094,364.13                50.46
10 Years..............................               163                    97,098,549.63                17.31
                                                   -----                -----------------               ------
      Total...........................             1,045                $  561,027,480.03               100.00%
                                                   =====                =================               ======


                               PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION IN GROUP IV

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
       ORIGINAL PRINCIPAL BALANCE                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       --------------------------                --------------         ------------------       -------------------
$          0 - $  100,000.............                 669              $   50,960,659.27                 5.62%
$    100,001 - $  200,000.............               2,276                 338,461,127.74                37.36
$    200,001 - $  300,000.............               1,553                 383,200,801.57                42.29
$    300,001 - $  350,000.............                 388                 124,099,429.38                13.70
$    350,001 - $  400,000.............                  16                   5,972,700.00                 0.66
$    400,001 - $  450,000.............                   8                   3,345,130.55                 0.37
                                                     -----              -----------------               ------
      Total...........................               4,910              $  906,039,848.51               100.00%
                                                     =====              =================               ======

Minimum Original Principal Balance:              $      30,600.00
Maximum Original Principal Balance:              $     432,000.00
Average Original Principal Balance:              $     184,635.29



              SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP IV

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
       SCHEDULED PRINCIPAL BALANCE               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------               --------------         ------------------       -------------------
$          0 - $  100,000.............                 670              $   51,032,828.33                  5.63%
$    100,001 - $  200,000.............               2,277                 338,654,958.68                 37.38
$    200,001 - $  300,000.............               1,550                 382,630,801.57                 42.23
$    300,001 - $  350,000.............                 389                 124,403,429.38                 13.73
$    350,001 - $  400,000.............                  16                   5,972,700.00                  0.66
$    400,001 - $  450,000.............                   8                   3,345,130.55                  0.37
                                                     -----              -----------------                ------
      Total...........................               4,910              $  906,039,848.51                100.00%
                                                     =====              =================                ======

Minimum Scheduled Principal Balance:             $      30,600.00
Maximum Scheduled Principal Balance:             $     432,000.00
Average Scheduled Principal Balance:             $     184,529.50


                              MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP IV

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       MORTGAGE INTEREST RATES (%)                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------                --------------         ------------------       -------------------
3.500  -  3.749.......................                   1                $      300,000.00                 0.03%
4.000  -  4.249.......................                   2                       305,160.34                 0.03
4.250  -  4.499.......................                  12                     2,442,011.37                 0.27
4.500  -  4.749.......................                 113                    24,088,845.09                 2.66
4.750  -  4.999.......................                 277                    56,336,535.99                 6.22
5.000  -  5.249.......................                 495                   101,762,978.09                11.23
5.250  -  5.499.......................                 797                   156,185,863.76                17.24
5.500  -  5.749.......................                 861                   161,560,622.02                17.83
5.750  -  5.999.......................                 610                   113,281,526.40                12.50
6.000  -  6.249.......................                 296                    53,154,470.60                 5.87
6.250  -  6.499.......................                 316                    58,108,080.63                 6.41
6.500  -  6.749.......................                 394                    65,008,258.74                 7.17
6.750  -  6.999.......................                 363                    55,646,021.11                 6.14
7.000  -  7.249.......................                 200                    31,176,248.41                 3.44
7.250  -  7.499.......................                  68                     9,760,571.16                 1.08
7.500  -  7.749.......................                  60                     9,427,686.92                 1.04
7.750  -  7.999.......................                  44                     7,455,156.58                 0.82
8.750 - 8.999 ........................                   1                        39,811.30                 0.00
                                                     -----                -----------------               ------
      Total...........................               4,910                $  906,039,848.51               100.00%
                                                     =====                =================               ======

Minimum Interest Rate:                  3.500%
Maximum Interest Rate:                  8.875%
Weighted Average Interest Rate:         5.748%



                                        ORIGINAL LOAN-TO-VALUE RATIOS* IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
      LOAN-TO-VALUE RATIOS (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      ------------------------                  --------------         ------------------       -------------------
 0.01%  -  30.00%...................                  27                $    3,310,068.29                 0.37%
30.01%  -  40.00%...................                  25                     3,507,860.19                 0.39
40.01%  -  50.00%...................                  60                    12,026,971.76                 1.33
50.01%  -  55.00%...................                  58                    11,591,233.99                 1.28
55.01%  -  60.00%...................                  83                    16,244,866.41                 1.79
60.01%  -  65.00%...................                 143                    29,111,863.86                 3.21
65.01%  -  70.00%...................               1,085                   192,702,162.45                21.27
70.01%  -  75.00%...................                 322                    62,465,353.18                 6.89
75.01%  -  80.00%...................               2,722                   507,187,756.87                55.98
80.01%  -  85.00%...................                  24                     4,303,897.14                 0.48
85.01%  -  90.00%...................                 185                    31,999,258.58                 3.53
90.01%  -  95.00%...................                 173                    31,112,317.69                 3.43
95.01%  - 100.00%...................                   3                       476,239.10                 0.05
                                                   -----                -----------------               ------
    Total...........................               4,910                $  906,039,848.51               100.00%
                                                   =====                =================               ======

Weighted Average Original Loan-to-Value:             76.01%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.


                              GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUP IV

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
         GEOGRAPHIC DISTINCTION                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                   --------------         ------------------       -------------------
Alaska................................                   1                $      152,000.00                 0.02%
Arkansas..............................                   5                       848,586.43                 0.09
Arizona...............................                 442                    69,712,482.11                 7.69
California............................                 710                   174,983,733.65                19.31
Colorado..............................                 239                    43,045,122.33                 4.75
Connecticut...........................                   9                     1,738,820.00                 0.19
District of Columbia..................                  27                     5,569,377.07                 0.61
Delaware..............................                   9                     1,630,386.74                 0.18
Florida...............................                 235                    40,780,892.10                 4.50
Georgia...............................                 120                    18,820,738.62                 2.08
Hawaii................................                   2                       653,100.00                 0.07
Iowa..................................                  18                     2,768,286.00                 0.31
Idaho.................................                  47                     6,188,969.87                 0.68
Illinois..............................                 629                   113,263,131.89                12.50
Indiana...............................                  29                     3,445,926.19                 0.38
Kansas................................                   9                     1,204,881.80                 0.13
Kentucky..............................                  43                     5,620,710.08                 0.62
Louisiana.............................                  16                     2,005,329.67                 0.22
Massachusetts.........................                  88                    20,326,441.66                 2.24
Maryland..............................                 308                    64,884,561.10                 7.16
Maine.................................                   6                       708,999.00                 0.08
Michigan..............................                 118                    13,563,163.84                 1.50
Minnesota.............................                  17                     2,771,475.69                 0.31
Missouri..............................                  50                     5,688,442.12                 0.63
Montana...............................                   9                     1,359,897.70                 0.15
North Carolina........................                 193                    24,907,088.21                 2.75
Nebraska..............................                   2                       204,850.00                 0.02
New Hampshire.........................                  21                     4,083,564.13                 0.45
New Jersey............................                  63                    13,114,276.96                 1.45
New Mexico............................                  14                     2,471,521.26                 0.27
Nevada................................                 225                    46,213,490.81                 5.10
New York..............................                  57                    14,908,265.48                 1.65
Ohio..................................                  99                    13,157,858.21                 1.45
Oklahoma..............................                   3                       327,853.09                 0.04
Oregon................................                 232                    39,529,446.47                 4.36
Pennsylvania..........................                  66                    10,351,371.56                 1.14
Rhode Island..........................                  12                     2,512,774.04                 0.28
South Carolina........................                 112                    15,999,115.30                 1.77
South Dakota..........................                   5                       881,011.09                 0.10
Tennessee.............................                  33                     4,841,601.34                 0.53
Texas.................................                  81                    10,755,814.22                 1.19
Utah..................................                 102                    17,363,804.42                 1.92
Virginia..............................                 252                    55,433,630.62                 6.12
Vermont...............................                   2                       299,650.00                 0.03
Washington............................                 129                    23,837,810.18                 2.63
Wisconsin.............................                  12                     2,064,797.37                 0.23
West Virginia.........................                   7                       794,298.09                 0.09
Wyoming                                                  2                       250,500.00                 0.03
                                                     -----                -----------------               ------
      Total...........................               4,910                $  906,039,848.51               100.00%
                                                     =====                =================               ======

*No more than approximately 0.58% of Loan Group IV by cut-off date principal balance will be secured by properties located in any one zip code area.



                           CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUP IV

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
         RANGE OF CREDIT SCORES                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                   --------------         ------------------       -------------------
Not applicable........................                   1                $      155,000.00                 0.02%
  500 -  549..........................                   2                       250,861.01                 0.03
  575 -  599..........................                   6                     1,347,660.34                 0.15
  600 -  619..........................                  14                     2,601,050.18                 0.29
  620 -  639..........................                 289                    53,127,191.88                 5.86
  640 -  659..........................                 368                    65,854,652.64                 7.27
  660 -  679..........................                 723                   131,013,155.56                14.46
  680 -  699..........................                 839                   151,576,533.63                16.73
  700 -  719..........................                 735                   142,129,953.81                15.69
  720 -  739..........................                 677                   125,110,725.74                13.81
  740 -  759..........................                 533                    97,219,809.94                10.73
  760 -  779..........................                 428                    82,472,997.57                 9.10
  780 -  799..........................                 246                    43,212,193.84                 4.77
  800 -  819..........................                  49                     9,968,062.37                 1.10
                                                     -----                -----------------               ------
      Total...........................               4,910                $  906,039,848.51               100.00%
                                                     =====                =================               ======

Weighted Average Credit Score: 708
(where credit scores were available)



                                    PROPERTY TYPES OF THE MORTGAGE PROPERTIES IN GROUP IV

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
              PROPERTY TYPE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                      --------------         ------------------       -------------------
2-4 Family............................                 316              $   64,859,393.32                 7.16%
CO-OP.................................                   5                   1,005,899.89                 0.11
Condominium...........................                 658                 112,737,043.53                12.44
PUD...................................               1,192                 233,218,668.20                25.74
Single Family.........................               2,739                 494,218,843.57                54.55
                                                     -----              -----------------               ------
      Total...........................               4,910              $  906,039,848.51               100.00%
                                                     =====              =================               ======



                               OCCUPANCY STATUS OF MORTGAGE PROPERTIES IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                    --------------         ------------------       -------------------
Investor..............................               1,189             $  174,121,531.89                19.22%
Owner Occupied........................               3,521                697,060,972.08                76.93
Second Home...........................                 200                 34,857,344.54                 3.85
                                                     -----             -----------------               ------
      Total...........................               4,910             $  906,039,848.51               100.00%
                                                     =====             =================               ======


                                   LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              LOAN PURPOSE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                      --------------         ------------------       -------------------
Cash-Out Refinance....................               1,205             $  231,445,729.99                25.54%
Purchase..............................               3,137                572,289,601.52                63.16
Rate/Term Refinance...................                 568                102,304,517.00                11.29
                                                     -----             -----------------               ------
      Total...........................               4,910             $  906,039,848.51               100.00%
                                                     =====             =================               ======



                                  DOCUMENTATION TYPE OF THE MORTGAGE LOANS IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                   --------------         ------------------       -------------------
Income & Employment Verified / Assets                2,137             $  399,481,617.39                44.09%
Verified..............................
Income & Employment Verified/Assets Not                 17                  2,362,920.13                 0.26
Verified..............................
No Employment or Income Verification /                 931                165,162,421.06                18.23
Assets Not Verified...................
No Employment or Income Verification /                 319                 58,977,617.88                 6.51
Assets Verified.......................
Verbal Verification of Employment /                    254                 44,809,161.26                 4.95
Assets Not Verified...................
Verbal Verification of Employment /                  1,252                235,246,110.79                25.96
Assets Verified.......................
                                                     -----             -----------------               ------
      Total...........................               4,910             $  906,039,848.51               100.00%
                                                     =====             =================               ======



                                  ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP IV

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              ORIGINAL TERM                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                       --------------         ------------------       -------------------
180 months............................                   1                $      112,800.00                 0.01%
360 months............................               4,909                   905,927,048.51                99.99
                                                     -----                -----------------               ------
      Total...........................               4,910                $  906,039,848.51               100.00%
                                                     =====                =================               ======

Minimum Original Term to Stated Maturity (Months):                180
Maximum Original Term to Stated Maturity (Months):                360
Weighted Average Orig. Term to Stated Mat. (Months):              360


          REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUP IV

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          STATED REMAINING TERM                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
180 - 239 months......................                   1               $      112,800.00                0.01%
300 - 359 months......................               2,181                  398,173,478.01               43.95
360 + months..........................               2,728                  507,753,570.50               56.04
                                                     -----               -----------------              ------
      Total...........................               4,910               $  906,039,848.51              100.00%
                                                     =====               =================              ======

Minimum Remaining Term to Stated Maturity (Months):               181
Maximum Remaining Term to Stated Maturity (Months):               360
Weighted Average Rem. Term to Stated Mat. (Months):               360



                                       INDEX OF THE MORTGAGE LOANS IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
                  INDEX                         MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                         --------------         ------------------       -------------------
1 Year TRSRY-CMT......................                   1             $      202,830.02                 0.02%
1 Year LIBOR..........................               1,383                281,752,595.29                31.10
6M LIBOR..............................               3,526                624,084,423.20                68.88
                                                     -----             -----------------               ------
      Total...........................               4,910             $  906,039,848.51               100.00%
                                                     =====             =================               ======



                                RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS IN GROUP IV

                                                                      AGGREGATE SCHEDULED
                                                                       PRINCIPAL BALANCE
                                                 NUMBER OF               OUTSTANDING
       RATE ADJUSTMENT FREQUENCY               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------               --------------         ------------------       -------------------
6 Months.............................               3,526             $  624,084,423.20                68.88%
12 Months............................               1,384                281,955,425.31                31.12
                                                    -----             -----------------               ------
     Total...........................               4,910             $  906,039,848.51               100.00%
                                                    =====             =================               ======


                         MONTHS TO NEXT RATE ADJUSTMENT* OF THE MORTGAGE LOANS IN GROUP IV

                                                                     AGGREGATE SCHEDULED
                                                                      PRINCIPAL BALANCE
                                                NUMBER OF               OUTSTANDING
       MONTHS TO NEXT RATE ADJ                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -----------------------                --------------         ------------------       -------------------
34 -   36...........................                 1                $      155,567.79                 0.02%
49 -   51...........................                 2                       238,634.86                 0.03
52 -   54...........................                 5                       762,193.93                 0.08
55 -   57...........................                13                     1,929,530.99                 0.21
58 -   60...........................             3,836                   709,425,290.92                78.30
61 -   63...........................             1,052                   193,325,800.00                21.34
79 -   81...........................                 1                       202,830.02                 0.02
                                                 -----                -----------------               ------
    Total...........................             4,910                $  906,039,848.51               100.00%
                                                 =====                =================               ======

Weighted Average Next Rate Adjustment (Months): 60

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.



                         MAXIMUM LIFETIME MORTGAGE RATE OF THE MORTGAGE LOANS IN GROUP IV

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       MAXIMUM MORTGAGE RATE (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------                  --------------         ------------------       -------------------
 8.251%  -  8.500%...................                   1                $      300,000.00                 0.03%
 8.751%  -  9.000%...................                   1                        71,160.34                 0.01
 9.001%  -  9.250%...................                   5                       941,701.37                 0.10
 9.251%  -  9.500%...................                  47                     9,491,895.89                 1.05
 9.501%  -  9.750%...................                 168                    35,009,587.69                 3.86
 9.751%  - 10.000%...................                 414                    85,295,984.60                 9.41
10.001%  - 10.250%...................                 630                   128,199,483.26                14.15
10.251%  - 10.500%...................                 953                   182,564,874.74                20.15
10.501%  - 10.750%...................                 650                   121,180,506.57                13.37
10.751%  - 11.000%...................                 457                    81,987,602.93                 9.05
11.001%  - 11.250%...................                 322                    58,876,625.12                 6.50
11.251%  - 11.500%...................                 360                    60,191,573.37                 6.64
11.501%  - 11.750%...................                 356                    57,669,206.67                 6.36
11.751%  - 12.000%...................                 280                    44,175,682.14                 4.88
12.001%  - 12.250%...................                 129                    19,213,041.18                 2.12
12.251%  - 12.500%...................                  79                    11,574,324.76                 1.28
12.501%  - 12.750%...................                  54                     8,922,336.58                 0.98
12.751%  - 13.000%...................                   2                       243,550.00                 0.03
13.001%  - 13.250%...................                   1                        90,900.00                 0.01
13.751% +............................                   1                        39,811.30                 0.00
                                                    -----                -----------------               ------
     Total...........................               4,910                $  906,039,848.51               100.00%
                                                    =====                =================               ======

Weighted Average Maximum Mortgage Rate: 10.751%


                                PERIODIC RATE CAP OF THE MORTGAGE LOANS IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          PERIODIC RATE CAP (%)                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
1.000.................................               3,526              $  624,084,423.20                68.88%
2.000%................................               1,384                 281,955,425.31                31.12
                                                     -----              -----------------               ------
      Total...........................               4,910              $  906,039,848.51               100.00%
                                                     =====              =================               ======

Weighted Average Periodic Rate Cap: 1.311%



                                  INITIAL RATE CAP OF THE MORTGAGE LOANS IN GROUP IV

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          INITIAL RATE CAP (%)                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          --------------------                    --------------         ------------------       -------------------
3.000%................................                  18                $    3,072,960.86                 0.34%
5.000%................................               4,892                   902,966,887.65                99.66
                                                     -----                -----------------               ------
      Total...........................               4,910                $  906,039,848.51               100.00%
                                                     =====                =================               ======

Weighted Average Periodic Rate Cap: 4.993%



                                      GROSS MARGIN OF THE MORTGAGE LOANS IN GROUP IV

                                                                     AGGREGATE SCHEDULED
                                                                      PRINCIPAL BALANCE
                                                NUMBER OF               OUTSTANDING
          GROSS MARGIN (%)                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ----------------                    --------------         ------------------       -------------------
2.001% -  2.250%....................               2,982              $  576,233,604.92                63.60%
2.251% -  2.500%....................                 279                  57,597,676.08                 6.36
2.501% -  2.750%....................                   5                   1,268,030.02                 0.14
3.001% -  3.250%....................                   9                   1,377,392.86                 0.15
3.251% -  3.500%....................                   1                      84,000.00                 0.01
3.501% -  3.750%....................                   4                     826,468.00                 0.09
3.751% -  4.000%....................                   5                     952,000.00                 0.11
4.251% -  4.500%....................                   1                     287,920.00                 0.03
4.501% -  4.750%....................                   1                     212,000.00                 0.02
4.751% -  5.000%....................               1,620                 266,778,256.63                29.44
5.001% +   .........................                   3                     422,500.00                 0.05
                                                   -----              -----------------               ------
    Total...........................               4,910              $  906,039,848.51               100.00%
                                                   =====              =================               ======

Weighted Average Gross Margin: 3.084%


                              PREPAYMENT PENALTY OF THE MORTGAGE LOANS IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
           PREPAYMENT PENALTY                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                   --------------         ------------------       -------------------
No Prepay.............................               4,595              $  856,164,679.61                94.50%
1Y PP.................................                   4                     576,150.00                 0.06
2Y PP.................................                 307                  48,697,446.04                 5.37
3Y PP.................................                   4                     601,572.86                 0.07
                                                     -----              -----------------               ------
      Total...........................               4,910              $  906,039,848.51               100.00%
                                                     =====              =================               ======



                                      PRODUCT TYPE OF THE MORTGAGE LOANS IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              PRODUCT TYPE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                      --------------         ------------------       -------------------
5/1 LIBOR.............................                 150              $   25,916,132.99                 2.86%
5/1 LIBOR IO..........................               1,233                 255,836,462.30                28.24
5/6 LIBOR.............................                 758                 120,072,422.86                13.25
5/6 LIBOR IO..........................               2,768                 504,012,000.34                55.63
7/1 CMT...............................                   1                     202,830.02                 0.02
                                                     -----              -----------------               ------
         Total........................               4,910              $  906,039,848.51               100.00%
                                                     =====              =================               ======



                                INTEREST ONLY FEATURE OF THE MORTGAGE LOANS IN GROUP IV

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          INTEREST ONLY FEATURE                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
Non-IO................................                 909              $  146,191,385.87                16.14%
5 Years...............................               4,001                 759,848,462.64                83.86
                                                     -----              -----------------               ------
      Total...........................               4,910              $  906,039,848.51               100.00%
                                                     =====              =================               ======


                          PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       ORIGINAL PRINCIPAL BALANCE                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       --------------------------                 --------------         ------------------       -------------------
$          0 - $  100,000.............                  12                $      787,238.63                 0.13%
$    100,001 - $  200,000.............                   8                     1,079,308.15                 0.18
$    200,001 - $  300,000.............                   7                     1,796,350.00                 0.30
$    300,001 - $  350,000.............                  78                    26,758,926.27                 4.52
$    350,001 - $  400,000.............                 262                    98,942,602.43                16.72
$    400,001 - $  450,000.............                 187                    79,708,376.17                13.47
$    450,001 - $  500,000.............                 177                    84,338,690.11                14.25
$    500,001 - $  550,000.............                  95                    50,080,968.45                 8.46
$    550,001 - $  600,000.............                  96                    55,391,485.21                 9.36
$    600,001 - $  650,000.............                  84                    53,301,961.87                 9.01
$    650,001 - $  700,000.............                  22                    15,069,773.66                 2.55
$    700,001 - $  800,000.............                  42                    31,719,363.71                 5.36
$    800,001 - $  900,000.............                  19                    16,131,635.58                 2.73
$    900,001 - $1,000,000.............                  38                    37,091,972.14                 6.27
$  1,000,001 - $1,100,000.............                   2                     2,076,595.97                 0.35
$  1,100,001 - $1,200,000.............                   6                     6,993,800.00                 1.18
$  1,200,001 - $1,300,000.............                   2                     2,520,000.00                 0.43
$  1,300,001 - $1,400,000.............                   2                     2,771,750.00                 0.47
$  1,400,001 - $1,500,000.............                   2                     2,942,582.00                 0.50
$  1,500,001 - $1,600,000.............                   2                     3,146,500.00                 0.53
$  1,600,001 - $1,700,000.............                   2                     3,300,000.00                 0.56
$  1,700,001 - $1,800,000.............                   1                     1,785,000.00                 0.30
$  1,800,001 - $1,900,000.............                   1                     1,820,000.00                 0.31
$  1,900,001 - $2,000,000.............                   2                     3,950,000.00                 0.67
$  2,200,001 - $2,300,000.............                   1                     2,210,000.00                 0.37
$  2,400,001 - $2,500,000.............                   1                     2,500,000.00                 0.42
$  3,500,001 or more..................                   1                     3,660,000.00                 0.62
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======

Minimum Original Principal Balance:              $      40,400.00
Maximum Original Principal Balance:              $   3,660,000.00
Average Original Principal Balance:              $     514,128.88



              SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       SCHEDULED PRINCIPAL BALANCE                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------                --------------         ------------------       -------------------
$          0 - $  100,000.............                  12               $      787,238.63                0.13%
$    100,001 - $  200,000.............                   8                    1,079,308.15                0.18
$    200,001 - $  300,000.............                   8                    2,040,362.36                0.34

$    300,001 - $  350,000.............                  79                   27,061,676.27                4.57
$    350,001 - $  400,000.............                 264                   99,871,576.59               16.87
$    400,001 - $  450,000.............                 183                   78,232,639.65               13.22
$    450,001 - $  500,000.............                 177                   84,338,690.11               14.25
$    500,001 - $  550,000.............                  95                   50,080,968.45                8.46
$    550,001 - $  600,000.............                  96                   55,391,485.21                9.36
$    600,001 - $  650,000.............                  84                   53,301,961.87                9.01
$    650,001 - $  700,000.............                  23                   15,769,448.58                2.66
$    700,001 - $  800,000.............                  41                   31,019,688.79                5.24
$    800,001 - $  900,000.............                  19                   16,131,635.58                2.73
$    900,001 - $1,000,000.............                  38                   37,091,972.14                6.27
$  1,000,001 - $1,100,000.............                   2                    2,076,595.97                0.35
$  1,100,001 - $1,200,000.............                   6                    6,993,800.00                1.18
$  1,200,001 - $1,300,000.............                   2                    2,520,000.00                0.43
$  1,300,001 - $1,400,000.............                   2                    2,771,750.00                0.47
$  1,400,001 - $1,500,000.............                   2                    2,942,582.00                0.50
$  1,500,001 - $1,600,000.............                   2                    3,146,500.00                0.53
$  1,600,001 - $1,700,000.............                   2                    3,300,000.00                0.56
$  1,700,001 - $1,800,000.............                   1                    1,785,000.00                0.30
$  1,800,001 - $1,900,000.............                   1                    1,820,000.00                0.31
$  1,900,001 - $2,000,000.............                   2                    3,950,000.00                0.67
$  2,200,001 - $2,300,000.............                   1                    2,210,000.00                0.37
$  2,400,001 - $2,500,000                                1                    2,500,000.00                0.42
$  3,500,001 or more..................                   1                    3,660,000.00                0.62
                                                     -----               -----------------              ------
      Total...........................               1,152               $  591,874,880.35              100.00%
                                                     =====               =================              ======

Minimum Scheduled Principal Balance:             $      40,195.45
Maximum Scheduled Principal Balance:             $   3,660,000.00
Average Scheduled Principal Balance:             $     513,780.28


                            MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       MORTGAGE INTEREST RATES (%)              MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------              --------------         ------------------       -------------------
4.000  -  4.249.......................                 1                $      892,500.00                 0.15%
4.250  -  4.499.......................                11                     5,996,323.63                 1.01
4.500  -  4.749.......................                63                    31,565,637.63                 5.33
4.750  -  4.999.......................               187                    91,495,924.72                15.46
5.000  -  5.249.......................               240                   124,187,064.84                20.98
5.250  -  5.499.......................               189                    96,195,075.66                16.25
5.500  -  5.749.......................               119                    59,921,832.15                10.12
5.750  -  5.999.......................                79                    37,145,198.56                 6.28
6.000  -  6.249.......................                43                    21,779,565.18                 3.68
6.250  -  6.499.......................                51                    30,780,864.28                 5.20
6.500  -  6.749.......................                50                    31,049,973.79                 5.25
6.750  -  6.999.......................                56                    30,606,917.71                 5.17
7.000  -  7.249.......................                25                    12,677,186.63                 2.14
7.250  -  7.499.......................                11                     5,827,288.71                 0.98
7.500  -  7.749.......................                11                     4,196,032.00                 0.71
7.750  -  7.999.......................                16                     7,557,494.86                 1.28
                                                   -----                -----------------               ------
      Total...........................             1,152                $  591,874,880.35               100.00%
                                                   =====                =================               ======

Minimum Interest Rate:                     4.000%
Maximum Interest Rate:                     7.875%
Weighted Average Interest Rate:            5.515%



                                      ORIGINAL LOAN-TO-VALUE RATIOS* IN GROUP V

                                                                      AGGREGATE SCHEDULED
                                                                       PRINCIPAL BALANCE
                                                 NUMBER OF               OUTSTANDING
      LOAN-TO-VALUE RATIOS (%)                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      ------------------------                 --------------         ------------------       -------------------
 0.01%  -  30.00%...................                 2                $      879,434.39                 0.15%
30.01%  -  40.00%...................                 6                     3,619,459.30                 0.61
40.01%  -  50.00%...................                16                     8,619,158.92                 1.46
50.01%  -  55.00%...................                10                     6,883,502.64                 1.16
55.01%  -  60.00%...................                31                    23,070,110.08                 3.90
60.01%  -  65.00%...................                44                    31,513,192.41                 5.32
65.01%  -  70.00%...................               153                    90,884,552.41                15.36
70.01%  -  75.00%...................               163                    89,625,183.49                15.14
75.01%  -  80.00%...................               695                   324,610,827.66                54.84
80.01%  -  85.00%...................                 1                       492,200.00                 0.08
85.01%  -  90.00%...................                16                     6,363,967.01                 1.08
90.01%  -  95.00%...................                15                     5,313,292.04                 0.90
                                                 -----                -----------------               ------
    Total...........................             1,152                $  591,874,880.35               100.00%
                                                 =====                =================               ======

Weighted Average Original Loan-to-Value:             74.50%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.


                             GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
         GEOGRAPHIC DISTRIBUTION                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         -----------------------                  --------------         ------------------       -------------------
Arizona...............................                  44                $   25,889,892.37                 4.37%
California............................                 429                   220,797,366.91                37.30
Colorado..............................                  19                     8,733,402.92                 1.48
Connecticut...........................                   6                     2,659,950.00                 0.45
District of Columbia..................                  16                     7,485,815.35                 1.26
Delaware..............................                   3                     1,252,424.50                 0.21
Florida...............................                  42                    21,510,909.88                 3.63
Georgia...............................                  11                     4,824,557.54                 0.82
Iowa..................................                   1                       384,000.00                 0.06
Idaho.................................                   2                       547,050.00                 0.09
Illinois..............................                 143                    78,510,466.44                13.26
Indiana...............................                   3                     4,187,218.93                 0.71
Kansas................................                   2                     2,220,000.00                 0.38
Kentucky..............................                   6                     2,492,168.86                 0.42
Massachusetts.........................                  31                    14,778,626.49                 2.50
Maryland..............................                  73                    34,771,271.74                 5.87
Michigan..............................                   3                     1,159,650.00                 0.20
Missouri..............................                   5                     2,830,822.40                 0.48
Montana...............................                   3                     1,269,052.33                 0.21
North Carolina........................                   9                     5,889,500.00                 1.00
New Hampshire.........................                   2                       811,722.00                 0.14
New Jersey............................                  34                    16,843,848.31                 2.85
Nevada................................                  46                    24,366,607.64                 4.12
New York..............................                  48                    28,376,992.39                 4.79
Ohio..................................                   6                     1,606,150.00                 0.27
Oklahoma..............................                   1                       997,361.36                 0.17
Oregon................................                  15                     6,609,226.20                 1.12
Pennsylvania..........................                   7                     3,270,793.71                 0.55
Rhode Island..........................                   4                     1,614,320.00                 0.27
South Carolina........................                   9                     4,225,400.00                 0.71
Tennessee.............................                   2                     2,081,500.00                 0.35
Texas.................................                  15                     8,268,637.38                 1.40
Utah..................................                   5                     3,042,409.28                 0.51
Virginia..............................                  85                    37,313,925.49                 6.30
Vermont...............................                   1                       474,750.00                 0.08
Washington............................                  19                     8,837,089.93                 1.49
Wisconsin.............................                   1                       604,000.00                 0.10
West Virginia.........................                   1                       336,000.00                 0.06
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======

*No more than approximately 1.22% of Loan Group V by cut-off date principal balance will be secured by properties located in any one zip code area.


                        CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUP V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       RANGE OF CREDIT SCORES                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ----------------------                   --------------         ------------------       -------------------
550 -  574..........................                   1                $      396,000.00                 0.07%
600 -  619..........................                   1                       480,000.00                 0.08
620 -  639..........................                  65                    31,859,938.21                 5.38
640 -  659..........................                  84                    37,713,830.97                 6.37
660 -  679..........................                 151                    79,772,771.66                13.48
680 -  699..........................                 166                    83,049,084.20                14.03
700 -  719..........................                 191                    97,354,539.29                16.45
720 -  739..........................                 153                    80,806,967.54                13.65
740 -  759..........................                 139                    71,937,725.99                12.15
760 -  779..........................                 118                    60,943,264.76                10.30
780 -  799..........................                  75                    43,851,607.73                 7.41
800 -  819..........................                   8                     3,709,150.00                 0.63
                                                   -----                -----------------               ------
    Total...........................               1,152                $  591,874,880.35               100.00%
                                                   =====                =================               ======

Weighted Average Credit Score: 713
(where credit scores were available)



                                         PROPERTY TYPES OF THE MORTGAGE PROPERTIES IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              PROPERTY TYPE                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                       --------------         ------------------       -------------------
2-4 Family............................                  42                $   22,846,851.52                 3.86%
CO-OP.................................                   2                       760,000.00                 0.13
Condominium...........................                 111                    50,787,039.23                 8.58
PUD...................................                 290                   156,563,190.60                26.45
Single Family.........................                 707                   360,917,799.00                60.98
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======



                                OCCUPANCY STATUS OF MORTGAGE PROPERTIES IN GROUP V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                     --------------         ------------------       -------------------
Investor..............................                  59                $   25,386,729.91                 4.29%
Owner Occupied........................               1,042                   539,980,754.13                91.23
Second Home...........................                  51                    26,507,396.31                 4.48
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======


                                        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
              LOAN PURPOSE                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                       --------------         ------------------       -------------------
Cash-Out Refinance....................                 364              $  187,239,991.66                31.64%
Purchase..............................                 599                 299,308,574.49                50.57
Rate/Term Refinance...................                 189                 105,326,314.20                17.80
                                                     -----              -----------------               ------
      Total...........................               1,152              $  591,874,880.35               100.00%
                                                     =====              =================               ======



                                  DOCUMENTATION TYPE OF THE MORTGAGE LOANS IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                     --------------         ------------------       -------------------
Income & Employment Verified / Assets                  659                $  333,578,315.90                56.36%
Verified..............................
Income & Employment Verified/Assets Not                  3                       998,500.00                 0.17
Verified..............................
No Employment or Income Verification /                 117                    58,748,300.99                 9.93
Assets Not Verified...................
No Employment or Income Verification /                  33                    19,109,014.75                 3.23
Assets Verified.......................
Verbal Verification of Employment /                     41                    20,505,618.45                 3.46
Assets Not Verified...................
Verbal Verification of Employment /                    299                   158,935,130.26                26.85
Assets Verified.......................
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======



                          ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              ORIGINAL TERM                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                       --------------         ------------------       -------------------
360 months............................               1,151                $  591,417,287.96                99.92%
480 months............................                   1                       457,592.39                 0.08
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======

Minimum Original Term to Stated Maturity (Months):                360
Maximum Original Term to Stated Maturity (Months):                480
Weighted Average Orig. Term to Stated Mat. (Months):              360


            REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUP V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          STATED REMAINING TERM                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
300 - 359 months......................                 501               $  251,928,587.36               42.56%
360 + months..........................                 651                  339,946,292.99               57.44
                                                     -----               -----------------              ------
      Total...........................               1,152               $  591,874,880.35              100.00%
                                                     =====               =================              ======

Minimum Remaining Term to Stated Maturity (Months):               343
Maximum Remaining Term to Stated Maturity (Months):               467
Weighted Average Rem. Term to Stated Mat. (Months):               360



                                        INDEX OF THE MORTGAGE LOANS IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
                  INDEX                           MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                           --------------         ------------------       -------------------
1 Year - CMT..........................                   1                $      457,592.39                 0.08%
1 Year LIBOR..........................                 781                   399,267,970.68                67.46
6M LIBOR..............................                 370                   192,149,317.28                32.46
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======



                                   RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
        RATE ADJUSTMENT FREQUENCY                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        -------------------------                 --------------         ------------------       -------------------
6 Months..............................                 370                $  192,149,317.28                32.46%
12 Months.............................                 782                   399,725,563.07                67.54
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======



                          MONTHS TO NEXT RATE ADJUSTMENT* OF THE MORTGAGE LOANS IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
        MONTHS TO NEXT RATE ADJ                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        -----------------------                   --------------         ------------------       -------------------
 46 -   48...........................                   1                $      457,592.39                 0.08%
 52 -   54...........................                   1                       488,285.98                 0.08
 58 -   60...........................                 904                   463,510,096.48                78.31
 61 -   63...........................                 244                   126,245,323.60                21.33
 79 -   81...........................                   1                       800,000.00                 0.14
103 -  105...........................                   1                       373,581.90                 0.06
     Total...........................               1,152                $  591,874,880.35               100.00%

Weighted Average Next Rate Adjustment (Months): 60

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.



                         MAXIMUM LIFETIME MORTGAGE RATE OF THE MORTGAGE LOANS IN GROUP V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
       MAXIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------                 --------------         ------------------       -------------------
 8.751%  -  9.000%...................                   1                $      892,500.00                 0.15%
 9.001%  -  9.250%...................                   3                     1,454,000.00                 0.25
 9.251%  -  9.500%...................                  30                    16,184,805.45                 2.73
 9.501%  -  9.750%...................                 106                    51,189,315.19                 8.65
 9.751%  - 10.000%...................                 252                   128,872,011.90                21.77
10.001%  - 10.250%...................                 204                   103,692,417.41                17.52
10.251%  - 10.500%...................                 167                    85,931,934.38                14.52
10.501%  - 10.750%...................                  71                    33,015,075.99                 5.58
10.751%  - 11.000%...................                  70                    34,087,677.22                 5.76
11.001%  - 11.250%...................                  51                    24,760,957.58                 4.18
11.251%  - 11.500%...................                  52                    32,918,752.82                 5.56
11.501%  - 11.750%...................                  51                    32,426,499.34                 5.48
11.751%  - 12.000%...................                  45                    23,429,367.50                 3.96
12.001%  - 12.250%...................                  17                     8,169,538.71                 1.38
12.251%  - 12.500%...................                  14                     6,479,582.00                 1.09
12.501%  - 12.750%...................                  16                     7,634,266.92                 1.29
12.751%  - 13.000%...................                   2                       736,177.94                 0.12
                                                    -----                -----------------               ------
     Total...........................               1,152                $  591,874,880.35               100.00%
                                                    =====                =================               ======

Weighted Average Maximum Mortgage Rate: 10.523%



                                   PERIODIC RATE CAP OF THE MORTGAGE LOANS IN GROUP V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          PERIODIC RATE CAP (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
1.000%................................                 370              $  192,149,317.28                32.46%
2.000%................................                 782                 399,725,563.07                67.54
                                                     -----              -----------------               ------
      Total...........................               1,152              $  591,874,880.35               100.00%
                                                     =====              =================               ======

Weighted Average Periodic Rate Cap: 1.675%



                                      INITIAL RATE CAP OF THE MORTGAGE LOANS IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          INITIAL RATE CAP (%)                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          --------------------                    --------------         ------------------       -------------------
2.000%................................                   1                $      457,592.39                 0.08%
3.000%................................                   8                     4,069,727.26                 0.69
5.000%................................               1,143                   587,347,560.70                99.24
                                                     -----                -----------------               ------
      Total...........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======

Weighted Average Periodic Rate Cap: 4.984%


                                     GROSS MARGIN OF THE MORTGAGE LOANS IN GROUP V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          GROSS MARGIN (%)                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ----------------                      --------------         ------------------       -------------------
2.001% -  2.250%....................                 924                $  482,848,360.10                81.58%
2.251% -  2.500%....................                  11                     7,031,316.43                 1.19
2.501% -  2.750%....................                   4                     4,893,592.39                 0.83
3.001% -  3.250%....................                   3                     1,537,500.00                 0.26
3.251% -  3.500%....................                   2                       767,300.00                 0.13
3.501% -  3.750%....................                   2                     1,273,000.00                 0.22
3.751% -  4.000%....................                   2                       931,227.26                 0.16
4.751% -  5.000%....................                 203                    92,212,584.17                15.58
5.000% +............................                   1                       380,000.00                 0.06
                                                   -----                -----------------               ------
    Total...........................               1,152                $  591,874,880.35               100.00%
                                                   =====                =================               ======

Weighted Average Gross Margin: 2.696%



                                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS IN GROUP V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
           PREPAYMENT PENALTY                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                    --------------         ------------------       -------------------
No Prepay.............................               1,081               $  564,833,837.78                95.43%
1Y PP.................................                   4                    2,010,000.00                 0.34
2Y PP.................................                  35                   19,056,345.79                 3.22
3Y PP.................................                   3                    1,514,800.00                 0.26
5Y PP.................................                  29                    4,459,896.78                 0.75
                                                     -----               -----------------               ------
         Total........................               1,152               $  591,874,880.35               100.00%
                                                     =====               =================               ======



                                       PRODUCT TYPE OF THE MORTGAGE LOANS IN GROUP V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              PRODUCT TYPE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                        --------------         ------------------       -------------------
10/1 LIBOR............................                   1                $      373,581.90                 0.06%
5/1 CMT...............................                   1                       457,592.39                 0.08
5/1 LIBOR.............................                 162                    81,927,870.14                13.84
5/1 LIBOR IO..........................                 617                   316,166,518.64                53.42
5/6 LIBOR.............................                  58                    27,368,469.40                 4.62
5/6 LIBOR IO..........................                 312                   164,780,847.88                27.84
7/1 LIBOR IO..........................                   1                       800,000.00                 0.14
                                                     -----                -----------------               ------
         Total........................               1,152                $  591,874,880.35               100.00%
                                                     =====                =================               ======


                                  INTEREST ONLY FEATURE OF THE MORTGAGE LOANS IN GROUP V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          INTEREST ONLY FEATURE                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
Non-IO................................                 222               $  110,127,513.83                18.61%
5 Years...............................                 929                  480,947,366.52                81.26
7 Years...............................                   1                      800,000.00                 0.14
                                                     -----               -----------------               ------
      Total...........................               1,152               $  591,874,880.35               100.00%
                                                     =====               =================               ======


               CUMULATIVE PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       ORIGINAL PRINCIPAL BALANCE               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       --------------------------               --------------         ------------------       -------------------
$          0 - $  100,000.............             1,350               $    99,951,295.64                 3.43%
$    100,001 - $  200,000.............             4,053                   604,210,904.71                20.74
$    200,001 - $  300,000.............             2,753                   680,872,870.77                23.38
$    300,001 - $  350,000.............               903                   292,365,886.04                10.04
$    350,001 - $  400,000.............               582                   219,293,095.74                 7.53
$    400,001 - $  450,000.............               419                   178,794,971.16                 6.14
$    450,001 - $  500,000.............               368                   175,346,980.18                 6.02
$    500,001 - $  550,000.............               199                   104,721,165.56                 3.60
$    550,001 - $  600,000.............               176                   101,335,652.73                 3.48
$    600,001 - $  650,000.............               159                   100,471,641.18                 3.45
$    650,001 - $  700,000.............                47                    32,061,460.85                 1.10
$    700,001 - $  800,000.............                84                    63,482,318.08                 2.18
$    800,001 - $  900,000.............                49                    41,955,308.88                 1.44
$    900,001 - $1,000,000.............                86                    83,701,098.37                 2.87
$  1,000,001 - $1,100,000.............                 6                     6,355,778.69                 0.22
$  1,100,001 - $1,200,000.............                13                    15,085,370.04                 0.52
$  1,200,001 - $1,300,000.............                 7                     8,794,447.80                 0.30
$  1,300,001 - $1,400,000.............                 7                     9,663,549.33                 0.33
$  1,400,001 - $1,500,000.............                14                    20,511,939.23                 0.70
$  1,500,001 - $1,600,000.............                 5                     7,942,906.87                 0.27
$  1,600,001 - $1,700,000.............                 6                    10,077,500.00                 0.35
$  1,700,001 - $1,800,000.............                 4                     7,075,358.71                 0.24
$  1,800,001 - $1,900,000.............                 3                     5,522,500.00                 0.19
$  1,900,001 - $2,000,000.............                 6                    11,887,941.54                 0.41
$  2,200,001 - $2,300,000.............                 2                     4,454,638.11                 0.15
$  2,400,001 - $2,500,000.............                 1                     2,500,000.00                 0.09
$  2,700,001 - $2,800,000.............                 1                     2,800,000.00                 0.10
$  2,900,001 - $3,000,000.............                 1                     3,000,000.00                 0.10
$  3,000,001 - $3,100,000.............                 1                     3,100,000.00                 0.11
$  3,300,001 - $3,400,000.............                 1                     3,320,000.00                 0.11
$  3,500,001 or more..................                 3                    11,993,450.00                 0.41
                                                  ------               ------------------               ------
      Total...........................            11,309               $ 2,912,650,030.21               100.00%
                                                  ======               ==================               ======

Minimum Original Principal Balance:              $      17,952.00
Maximum Original Principal Balance:              $   4,400,000.00
Average Original Principal Balance:              $     257,778.61


  CUMULATIVE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       SCHEDULED PRINCIPAL BALANCE              MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------              --------------         ------------------       -------------------
$          0 - $  100,000.............             1,356               $   100,335,080.68                3.44%
$    100,001 - $  200,000.............             4,053                   604,514,232.88               20.75
$    200,001 - $  300,000.............             2,749                   680,318,189.41               23.36
$    300,001 - $  350,000.............               904                   292,880,216.55               10.06
$    350,001 - $  400,000.............               583                   220,122,069.90                7.56
$    400,001 - $  450,000.............               416                   177,719,951.85                6.10
$    450,001 - $  500,000.............               368                   175,426,262.97                6.02
$    500,001 - $  550,000.............               200                   105,263,450.26                3.61
$    550,001 - $  600,000.............               174                   100,313,368.03                3.44
$    600,001 - $  650,000.............               159                   100,471,641.18                3.45
$    650,001 - $  700,000.............                48                    32,761,135.77                1.12
$    700,001 - $  800,000.............                83                    62,782,643.16                2.16
$    800,001 - $  900,000.............                49                    41,955,308.88                1.44
$    900,001 - $1,000,000.............                86                    83,701,098.37                2.87
$  1,000,001 - $1,100,000.............                 6                     6,355,778.69                0.22
$  1,100,001 - $1,200,000.............                13                    15,085,370.04                0.52
$  1,200,001 - $1,300,000.............                 7                     8,794,447.80                0.30
$  1,300,001 - $1,400,000.............                 7                     9,663,549.33                0.33
$  1,400,001 - $1,500,000.............                14                    20,511,939.23                0.70
$  1,500,001 - $1,600,000.............                 5                     7,942,906.87                0.27
$  1,600,001 - $1,700,000.............                 6                    10,077,500.00                0.35
$  1,700,001 - $1,800,000.............                 4                     7,075,358.71                0.24
$  1,800,001 - $1,900,000.............                 3                     5,522,500.00                0.19
$  1,900,001 - $2,000,000.............                 6                    11,887,941.54                0.41
$  2,200,001 - $2,300,000.............                 2                     4,454,638.11                0.15
$  2,400,001 - $2,500,000.............                 1                     2,500,000.00                0.09
$  2,700,001 - $2,800,000.............                 1                     2,800,000.00                0.10
$  2,900,001 - $3,000,000.............                 1                     3,000,000.00                0.10
$  3,000,001 - $3,100,000.............                 1                     3,100,000.00                0.11
$  3,300,001 - $3,400,000.............                 1                     3,320,000.00                0.11
$  3,500,001 or more..................                 3                    11,993,450.00                0.41
                                                  ------               ------------------              ------
      Total...........................            11,309               $ 2,912,650,030.21              100.00%
                                                  ======               ==================              ======

Minimum Scheduled Principal Balance:             $      17,952.00
Maximum Scheduled Principal Balance:             $   4,400,000.00
Average Scheduled Principal Balance:             $     257,551.51


          CUMULATIVE MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
       MORTGAGE INTEREST RATES (%)                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------                --------------         ------------------       -------------------
 1.000  -  1.249.......................                 384              $   114,518,178.39                 3.93%
 1.250  -  1.499.......................                 302                   53,504,757.06                 1.84
 1.500  -  1.749.......................                  66                   19,502,727.65                 0.67
 1.750  -  1.999.......................                  65                   15,551,258.89                 0.53
 2.000  -  2.249.......................                  36                    6,865,171.00                 0.24
 2.250  -  2.499.......................                   6                    1,989,900.62                 0.07
 2.500  -  2.749.......................                  72                   23,657,958.21                 0.81
 2.750  -  2.999.......................                 101                   35,915,565.76                 1.23
 3.000  -  3.249.......................                 119                   33,418,432.33                 1.15
 3.250  -  3.499.......................                  69                   18,135,339.29                 0.62
 3.500  -  3.749.......................                  87                   22,223,435.65                 0.76
 3.750  -  3.999.......................                  80                   28,528,367.73                 0.98
 4.000  -  4.249.......................                 132                   48,752,148.92                 1.67
 4.250  -  4.499.......................                 253                   80,045,367.18                 2.75
 4.500  -  4.749.......................                 499                  157,122,319.81                 5.39
 4.750  -  4.999.......................               1,024                  314,162,571.25                10.79
 5.000  -  5.249.......................               1,085                  335,580,212.66                11.52
 5.250  -  5.499.......................               1,257                  332,171,268.07                11.40
 5.500  -  5.749.......................               1,274                  303,025,105.88                10.40
 5.750  -  5.999.......................               1,013                  229,878,970.69                 7.89
 6.000  -  6.249.......................                 562                  126,423,669.94                 4.34
 6.250  -  6.499.......................                 638                  152,465,919.86                 5.23
 6.500  -  6.749.......................                 721                  156,968,789.57                 5.39
 6.750  -  6.999.......................                 744                  155,461,607.40                 5.34
 7.000  -  7.249.......................                 367                   72,554,109.84                 2.49
 7.250  -  7.499.......................                 136                   28,383,914.09                 0.97
 7.500  -  7.749.......................                 141                   27,043,850.93                 0.93
 7.750  -  7.999.......................                  66                   16,743,910.84                 0.57
 8.000  -  8.249.......................                   2                      932,000.00                 0.03
 8.250  -  8.499.......................                   2                      723,518.02                 0.02
 8.500  -  8.749.......................                   1                       28,350.00                 0.00
 8.750  -  8.999.......................                   3                      218,082.68                 0.01
 9.000  -  9.249.......................                   1                       22,750.00                 0.00
10.500  - 10.749.......................                   1                      130,500.00                 0.00
                                                     ------              ------------------               ------
      Total............................              11,309              $ 2,912,650,030.21               100.00%
                                                     ======              ==================               ======

Minimum Interest Rate:                     1.000%
Maximum Interest Rate:                    10.625%
Weighted Average Interest Rate:            5.123%


                      CUMULATIVE ORIGINAL LOAN-TO-VALUE RATIOS* IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
      LOAN-TO-VALUE RATIOS (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      ------------------------                  --------------         ------------------       -------------------
 0.01%  -  30.00%...................                  44               $    10,621,764.37                 0.36%
30.01%  -  40.00%...................                  56                    13,041,789.60                 0.45
40.01%  -  50.00%...................                 149                    43,549,139.47                 1.50
50.01%  -  55.00%...................                 117                    40,396,034.22                 1.39
55.01%  -  60.00%...................                 213                    73,454,263.88                 2.52
60.01%  -  65.00%...................                 385                   132,664,101.21                 4.55
65.01%  -  70.00%...................               2,177                   555,558,982.17                19.07
70.01%  -  75.00%...................                 984                   324,864,023.79                11.15
75.01%  -  80.00%...................               6,175                 1,511,314,513.17                51.89
80.01%  -  85.00%...................                  68                    14,077,580.38                 0.48
85.01%  -  90.00%...................                 485                   103,555,428.88                 3.56
90.01%  -  95.00%...................                 434                    85,841,973.17                 2.95
95.01%  - 100.00%...................                  22                     3,710,435.90                 0.13
                                                  ------               ------------------               ------
    Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                  ======               ==================               ======

Weighted Average Loan-to-Value: 75.38%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.


                  CUMULATIVE GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
         GEOGRAPHIC DISTRIBUTION                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         -----------------------                  --------------         ------------------       -------------------
Alaska................................                   2               $       335,188.63                 0.01%
Arkansas..............................                   5                       848,586.43                 0.03
Arizona...............................                 730                   150,850,093.56                 5.18
California............................               2,190                   783,833,515.91                26.91
Colorado..............................                 387                    80,980,909.37                 2.78
Connecticut...........................                  26                     8,576,959.07                 0.29
District of Columbia..................                  71                    22,276,889.53                 0.76
Delaware..............................                 104                    23,703,405.07                 0.81
Florida...............................                 557                   130,431,962.13                 4.48
Georgia...............................                 216                    41,554,727.75                 1.43
Hawaii................................                   3                     1,005,100.00                 0.03
Iowa..................................                  28                     4,571,518.82                 0.16
Idaho.................................                  80                    11,488,984.22                 0.39
Illinois..............................               1,420                   381,036,595.96                13.08
Indiana...............................                  80                    16,457,812.32                 0.57
Kansas................................                  28                     6,775,884.16                 0.23
Kentucky..............................                 127                    15,454,507.20                 0.53
Louisiana.............................                  20                     2,937,055.41                 0.10
Massachusetts.........................                 180                    56,729,027.11                 1.95
Maryland..............................                 686                   181,852,516.00                 6.24
Maine.................................                  10                     1,459,699.00                 0.05
Michigan..............................                 332                    59,226,093.71                 2.03
Minnesota.............................                  24                     4,463,295.69                 0.15
Missouri..............................                 109                    16,280,695.04                 0.56
Mississippi...........................                   1                       137,587.43                 0.00
Montana...............................                  30                     6,788,562.04                 0.23
North Carolina........................                 527                    83,656,272.58                 2.87
Nebraska..............................                   5                       820,250.00                 0.03
New Hampshire.........................                  38                     7,746,533.88                 0.27
New Jersey............................                 182                    58,476,278.92                 2.01
New Mexico............................                  21                     3,579,699.68                 0.12
Nevada................................                 517                   137,899,934.38                 4.73
New York..............................                 188                    76,120,132.83                 2.61
Ohio..................................                 337                    52,657,704.64                 1.81
Oklahoma..............................                   5                     1,382,614.45                 0.05
Oregon................................                 344                    65,804,213.28                 2.26
Pennsylvania..........................                 188                    44,695,648.29                 1.53
Rhode Island..........................                  27                     8,764,414.00                 0.30
South Carolina........................                 225                    46,192,332.95                 1.59
South Dakota..........................                   5                       881,011.09                 0.03
Tennessee.............................                  57                     9,651,173.20                 0.33
Texas.................................                 168                    36,254,516.78                 1.24
Utah..................................                 144                    29,625,665.93                 1.02
Virginia..............................                 638                   184,064,248.78                 6.32
Vermont...............................                   6                     1,357,200.00                 0.05
Washington............................                 202                    45,723,289.64                 1.57
Wisconsin.............................                  28                     5,622,925.26                 0.19
West Virginia.........................                   9                     1,366,298.09                 0.05
Wyoming                                                  2                       250,500.00                 0.01
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======

*No more than approximately 0.45% of Loan Groups I through V by cut-off date principal balance will be secured by properties located in any one zip code area.



         CUMULATIVE CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
         RANGE OF CREDIT SCORES                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                   --------------         ------------------       -------------------
Not available.........................                   6               $     1,035,632.21                 0.04%
  500 -  549..........................                   2                       250,861.01                 0.01
  550 -  574..........................                   3                       996,754.62                 0.03
  575 -  599..........................                  23                     6,521,804.06                 0.22
  600 -  619..........................                  44                    12,832,264.34                 0.44
  620 -  639..........................                 769                   187,586,667.74                 6.44
  640 -  659..........................                 914                   221,714,761.01                 7.61
  660 -  679..........................               1,674                   424,439,503.21                14.57
  680 -  699..........................               1,799                   452,541,966.28                15.54
  700 -  719..........................               1,719                   440,041,131.53                15.11
  720 -  739..........................               1,435                   370,837,313.67                12.73
  740 -  759..........................               1,209                   326,740,241.29                11.22
  760 -  779..........................                 993                   274,451,206.69                 9.42
  780 -  799..........................                 601                   161,963,298.11                 5.56
  800 -  819..........................                 117                    30,636,763.17                 1.05
  820 -  839..........................                   1                        59,861.27                 0.00
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======

Weighted Average Credit Score: 708
(where credit scores were available)



          CUMULATIVE PROPERTY TYPES OF THE MORTGAGE PROPERTIES OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              PROPERTY TYPE                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                       --------------         ------------------       -------------------
2-4 Family............................                 686               $   176,693,190.84                 6.07%
CO-OP.................................                  13                     3,747,969.30                 0.13
Condominium...........................               1,373                   299,234,411.71                10.27
PUD...................................               2,709                   742,839,796.88                25.50
Single Family.........................               6,528                 1,690,134,661.48                58.03
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======


           CUMULATIVE OCCUPANCY STATUS OF MORTGAGE PROPERTIES OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                      --------------         ------------------       -------------------
Investor..............................               2,478               $   406,440,081.11                13.95%
Owner Occupied........................               8,344                 2,381,128,455.78                81.75
Second Home...........................                 487                   125,081,493.32                 4.29
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======



            CUMULATIVE LOAN PURPOSE OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              LOAN PURPOSE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                        --------------         ------------------       -------------------
Cash-Out Refinance....................               2,998               $   850,257,749.12                29.19%
Purchase..............................               6,861                 1,678,319,719.27                57.62
Rate/Term Refinance...................               1,450                   384,072,561.82                13.19
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======



          CUMULATIVE DOCUMENTATION TYPE OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                     --------------         ------------------       -------------------
Income & Employment Verified / Assets                4,933               $ 1,281,163,808.58                43.99%
Verified..............................
Income & Employment Verified/Assets Not                 32                     5,126,208.93                 0.18
Verified..............................
No Employment or Income Verification /                1837                   416,491,167.10                14.30
Assets Not Verified...................
No Employment or Income Verification /                 682                   167,838,433.71                 5.76
Assets Verified.......................
Verbal Verification of Employment /                    762                   187,868,666.22                 6.45
Assets Not Verified...................
Verbal Verification of Employment /                  3,063                   854,161,745.67                29.33
Assets Verified.......................
                                                    ------               ------------------               ------
     Total............................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======


  CUMULATIVE ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              ORIGINAL TERM                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                       --------------         ------------------       -------------------
180 months............................                   1               $       112,800.00                 0.00%
360 months............................              11,197                 2,885,418,910.27                99.07
480 months............................                 111                    27,118,319.94                 0.93
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======

Minimum Original Term to Stated Maturity (Months):                180
Maximum Original Term to Stated Maturity (Months):                480
Weighted Average Orig. Term to Stated Mat. (Months):              361



 CUMULATIVE REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUPS I THROUGH V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          STATED REMAINING TERM                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
180 - 239 months......................                   1              $       112,800.00                0.00%
300 - 359 months......................               5,105                1,307,374,896.08               44.89
360 + months..........................               6,203                1,605,162,334.13               55.11
                                                    ------              ------------------              ------
      Total...........................              11,309              $ 2,912,650,030.21              100.00%
                                                    ======              ==================              ======

Minimum Remaining Term to Stated Maturity (Months):               181
Maximum Remaining Term to Stated Maturity (Months):               480
Weighted Average Rem. Term to Stated Mat. (Months):               361



                         CUMULATIVE INDEX OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
                  INDEX                         MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                         --------------         ------------------       -------------------
1M LIBOR..............................                 465             $   161,415,845.21                 5.54%
1 Year - CMT..........................                   8                   1,361,354.23                 0.05
1 Year LIBOR..........................               3,433               1,101,990,649.23                37.83
6M LIBOR..............................               6,330               1,388,768,304.86                47.68
1M MTA................................               1,073                 259,113,876.68                 8.90
                                                    ------             ------------------               ------
      Total...........................              11,309             $ 2,912,650,030.21               100.00%
                                                    ======             ==================               ======


    CUMULATIVE RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       RATE ADJUSTMENT FREQUENCY                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------                --------------         ------------------       -------------------
 1 Month.............................               1,538               $   420,529,721.89                14.44%
 6 Months............................               6,330                 1,388,768,304.86                47.68
12 Months............................               3,441                 1,103,352,003.46                37.88
                                                   ------               ------------------               ------
     Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                   ======               ==================               ======


 CUMULATIVE MONTHS TO NEXT RATE ADJUSTMENT* OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                      AGGREGATE SCHEDULED
                                                                       PRINCIPAL BALANCE
                                                 NUMBER OF               OUTSTANDING
    MONTHS TO NEXT RATE ADJUSTMENT             MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
    ------------------------------             --------------         ------------------       -------------------
  0 -    3...........................               1,438             $   383,558,004.86                13.17%
  4 -    6...........................                 176                  58,338,608.03                 2.00
  7 -    9...........................                  11                   3,342,286.71                 0.11
 10 -   12...........................                 389                 131,276,570.44                 4.51
 13 -   15...........................                 156                  49,302,685.00                 1.69
 16 -   18...........................                   2                     274,196.98                 0.01
 19 -   21...........................                   5                   1,378,402.15                 0.05
 22 -   24...........................               1,208                 280,042,368.15                 9.61
 25 -   27...........................                 240                  53,325,324.68                 1.83
 28 -   30...........................                   2                     248,295.03                 0.01
 31 -   33...........................                  12                   2,541,464.00                 0.09
 34 -   36...........................               1,287                 360,942,429.11                12.39
 37 -   39...........................                 322                  90,320,234.00                 3.10
 46 -   48...........................                   1                     457,592.39                 0.02
 49 -   51...........................                   2                     238,634.86                 0.01
 52 -   54...........................                   6                   1,250,479.91                 0.04
 55 -   57...........................                  13                   1,929,530.99                 0.07
 58 -   60...........................               4,740               1,172,935,387.40                40.27
 61 -   63...........................               1,296                 319,571,123.60                10.97
 79 -   81...........................                   2                   1,002,830.02                 0.03
103 -  105...........................                   1                     373,581.90                 0.01
                                                   ------             ------------------               ------
     Total...........................              11,309             $ 2,912,650,030.21               100.00%
                                                   ======             ==================               ======

Weighted Average Next Rate Adjustment (Months): 40

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.


   CUMULATIVE MAXIMUM LIFETIME MORTGAGE RATE OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                    NUMBER OF              OUTSTANDING
       MAXIMUM MORTGAGE RATE (%)                  MORTGAGE LOANS        AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       -------------------------                  --------------        ------------------       -------------------
 8.251%  -  8.500%...................                   1               $       300,000.00                 0.01%
 8.501%  -  8.750%...................                   2                       212,100.00                 0.01
 8.751%  -  9.000%...................                  17                     4,214,271.55                 0.14
 9.001%  -  9.250%...................                  37                     8,079,190.21                 0.28
 9.251%  -  9.500%...................                 114                    35,013,414.12                 1.20
 9.501%  -  9.750%...................                 331                    99,401,195.71                 3.41
 9.751%  - 10.000%...................               1,411                   441,270,749.80                15.15
10.001%  - 10.250%...................                 996                   275,711,314.99                 9.47
10.251%  - 10.500%...................               1,898                   426,271,485.39                14.64
10.501%  - 10.750%...................               1,278                   313,495,334.39                10.76
10.751%  - 11.000%...................               1,324                   357,098,545.13                12.26
11.001%  - 11.250%...................                 785                   203,129,635.65                 6.97
11.251%  - 11.500%...................                 774                   182,145,364.54                 6.25
11.501%  - 11.750%...................                 680                   154,179,656.68                 5.29
11.751%  - 12.000%...................               1,137                   306,829,541.87                10.53
12.001%  - 12.250%...................                 235                    44,402,993.53                 1.52
12.251%  - 12.500%...................                 192                    38,041,182.68                 1.31
12.501%  - 12.750%...................                  76                    17,759,011.15                 0.61
12.751%  - 13.000%...................                  11                     3,708,942.12                 0.13
13.001%  - 13.250%...................                   4                       986,418.02                 0.03
13.251%  - 13.500%...................                   1                        28,350.00                 0.00
13.501%  - 13.750%...................                   1                        17,952.00                 0.00
13.751% or more......................                   4                       353,380.68                 0.01
                                                   ------               ------------------               ------
     Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                   ======               ==================               ======

Weighted Average Maximum Mortgage Rate: 10.799%



                   CUMULATIVE PERIODIC RATE CAP OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          PERIODIC RATE CAP (%)                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
No Cap................................               1,615             $   442,638,580.83                15.20%
1.000%................................               6,258               1,366,724,377.90                46.92
2.000%................................               3,436               1,103,287,071.48                37.88
                                                    ------             ------------------               ------
      Total...........................              11,309             $ 2,912,650,030.21               100.00%
                                                    ======             ==================               ======

Weighted Average Periodic Rate Cap: 1.227%


            CUMULATIVE INITIAL RATE CAP OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          INITIAL RATE CAP (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          --------------------                  --------------         ------------------       -------------------
No Cap................................               1,615             $   442,638,580.83                15.20%
1.000%................................                  25                   5,687,071.21                 0.20
2.000%................................               1,270                 421,427,675.65                14.47
3.000%................................               2,363                 551,946,254.33                18.95
5.000%................................               6,035               1,490,314,448.35                51.17
6.000%................................                   1                     635,999.84                 0.02
                                                    ------             ------------------               ------
      Total...........................              11,309             $ 2,912,650,030.21               100.00%
                                                    ======             ==================               ======

Weighted Average Periodic Rate Cap: 3.419%



           CUMULATIVE GROSS MARGIN OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          GROSS MARGIN (%)                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ----------------                      --------------         ------------------       -------------------

0.001% -  1.500%....................                   1               $       274,560.00                 0.01%
1.501% -  1.750%....................                  20                     8,864,090.65                 0.30
1.751% -  2.000%....................                  83                    24,881,456.04                 0.85
2.001% -  2.250%....................               5,578                 1,611,385,807.20                55.32
2.251% -  2.500%....................                 703                   175,874,883.76                 6.04
2.501% -  2.750%....................                 192                    71,242,957.05                 2.45
2.751% -  3.000%....................                 392                   106,235,028.66                 3.65
3.001% -  3.250%....................                 226                    57,107,644.87                 1.96
3.251% -  3.500%....................                 171                    39,643,542.83                 1.36
3.501% -  3.750%....................                 140                    29,205,790.22                 1.00
3.751% -  4.000%....................                  92                    21,775,204.74                 0.75
4.001% -  4.250%....................                  28                     8,786,244.46                 0.30
4.251% -  4.500%....................                  11                     2,002,026.01                 0.07
4.501% -  4.750%....................                  10                     2,791,150.00                 0.10
4.751% -  5.000%....................               3,645                   749,952,959.98                25.75
5.001% +   .........................                  17                     2,626,683.74                 0.09
                                                  ------               ------------------               ------
    Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                  ======               ==================               ======

Weighted Average Gross Margin: 3.073%


          CUMULATIVE PREPAYMENT PENALTY OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
           PREPAYMENT PENALTY                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                   --------------         ------------------       -------------------
No Prepay.............................               9,999             $ 2,632,352,983.55                90.38%
6M PP.................................                   1                     248,500.00                 0.01
1Y PP.................................                 475                 115,194,384.56                 3.95
2Y PP.................................                 770                 150,972,632.90                 5.18
3Y PP.................................                  28                   8,133,692.24                 0.28
5Y PP.................................                  36                   5,747,836.96                 0.20
                                                    ------             ------------------               ------
         Total........................              11,309             $ 2,912,650,030.21               100.00%
                                                    ======             ==================               ======



                             CUMULATIVE PRODUCT TYPE OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              PRODUCT TYPE                        MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                        --------------         ------------------       -------------------
1 Mo LIBOR............................                  18               $     4,151,197.05                 0.14%
1 Mo LIBOR IO.........................                 447                   157,264,648.16                 5.40
1 Mo MTA..............................               1,029                   243,075,211.70                 8.35
1/1 LIBOR.............................                 100                    23,452,894.12                 0.81
1/1 LIBOR IO..........................                 436                   154,740,540.70                 5.31
10/1 LIBOR............................                   1                       373,581.90                 0.01
12 Mo MTA.............................                  10                     2,604,079.33                 0.09
2/6 LIBOR.............................                 445                    87,155,762.73                 2.99
2/6 LIBOR IO..........................               1,007                   246,862,522.71                 8.48
3 Mo MTA..............................                  29                    11,249,178.53                 0.39
3/1 CMT...............................                   6                       700,931.82                 0.02
3/1 LIBOR.............................                  77                    24,217,290.27                 0.83
3/1 LIBOR IO..........................                 656                   218,559,358.17                 7.50
3/6 LIBOR.............................                 216                    41,725,313.11                 1.43
3/6 LIBOR IO..........................                 670                   169,695,967.50                 5.83
5/1 CMT...............................                   1                       457,592.39                 0.02
5/1 LIBOR.............................                 312                   107,844,003.13                 3.70
5/1 LIBOR IO..........................               1,850                   572,002,980.94                19.64
5/6 LIBOR.............................                 816                   147,440,892.26                 5.06
5/6 LIBOR IO..........................               3,080                   668,792,848.22                22.96
6 Mo LIBOR............................                   8                     1,760,653.90                 0.06
6 Mo LIBOR IO.........................                  88                    25,334,344.43                 0.87
6 Mo MTA..............................                   5                     2,185,407.12                 0.08
7/1 CMT...............................                   1                       202,830.02                 0.01
7/1 LIBOR IO..........................                   1                       800,000.00                 0.03
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======


        CUMULATIVE INTEREST ONLY FEATURE OF THE MORTGAGE LOANS OF THE MORTGAGE LOANS IN GROUPS I THROUGH V

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          INTEREST ONLY FEATURE                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                   --------------         ------------------       -------------------
Non-IO................................               3,074               $   698,596,819.38                23.98%
3 Years...............................                 656                   218,559,358.17                 7.50
5 Years...............................               7,211                 1,856,225,865.78                63.73
7 Years...............................                   1                       800,000.00                 0.03
10 Years..............................                 367                   138,467,986.88                 4.75
                                                    ------               ------------------               ------
      Total...........................              11,309               $ 2,912,650,030.21               100.00%
                                                    ======               ==================               ======


                          PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION IN GROUP VI

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
      ORIGINAL PRINCIPAL BALANCE                MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      --------------------------                --------------         ------------------       -------------------
$         0 - $  100,000.............                 783               $   54,593,571.76                13.89%
$   100,001 - $  200,000.............               1,083                  155,815,895.47                39.65
$   200,001 - $  300,000.............                 384                   92,860,283.73                23.63
$   300,001 - $  350,000.............                  86                   27,725,601.30                 7.06
$   350,001 - $  400,000.............                  50                   18,861,437.71                 4.80
$   400,001 - $  450,000.............                  20                    8,545,511.73                 2.17
$   450,001 - $  500,000.............                  15                    7,050,379.22                 1.79
$   500,001 - $  550,000.............                   9                    4,752,375.70                 1.21
$   550,001 - $  600,000.............                   8                    4,551,241.82                 1.16
$   600,001 - $  650,000.............                   7                    4,254,230.28                 1.08
$   650,001 - $  700,000.............                   3                    2,037,600.00                 0.52
$   700,001 - $  800,000.............                   6                    4,424,590.63                 1.13
$   800,001 - $  900,000.............                   2                    1,705,975.42                 0.43
$   900,001 - $1,000,000.............                   6                    5,757,999.70                 1.47
                                                    -----               -----------------               ------
     Total...........................               2,462               $  392,936,694.47               100.00%
                                                    =====               =================               ======

Minimum Original Principal Balance:              $      24,300.00
Maximum Original Principal Balance:              $   1,000,000.00
Average Original Principal Balance:              $     159,763.62



         SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
      SCHEDULED PRINCIPAL BALANCE               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      ---------------------------               --------------         ------------------       -------------------
$         0 - $  100,000.............                 783               $   54,593,571.76               13.89%
$   100,001 - $  200,000.............               1,083                  155,815,895.47               39.65
$   200,001 - $  300,000.............                 384                   92,860,283.73               23.63
$   300,001 - $  350,000.............                  86                   27,725,601.30                7.06
$   350,001 - $  400,000.............                  50                   18,861,437.71                4.80
$   400,001 - $  450,000.............                  20                    8,545,511.73                2.17
$   450,001 - $  500,000.............                  15                    7,050,379.22                1.79
$   500,001 - $  550,000.............                   9                    4,752,375.70                1.21
$   550,001 - $  600,000.............                   9                    5,108,767.52                1.30
$   600,001 - $  650,000.............                   6                    3,696,704.58                0.94
$   650,001 - $  700,000.............                   3                    2,037,600.00                0.52
$   700,001 - $  800,000.............                   6                    4,424,590.63                1.13
$   800,001 - $  900,000.............                   2                    1,705,975.42                0.43
$   900,001 - $1,000,000.............                   6                    5,757,999.70                1.47
                                                    -----               -----------------              ------
     Total...........................               2,462               $  392,936,694.47              100.00%
                                                    =====               =================              ======

Minimum Scheduled Principal Balance:             $      24,300.00
Maximum Scheduled Principal Balance:             $   1,000,000.00
Average Scheduled Principal Balance:             $     159,601.61


                          MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
       MORTGAGE INTEREST RATES (%)              MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
       ---------------------------              --------------         ------------------       -------------------
4.500  -  4.749.......................                 1                $      201,925.94                 0.05%
5.000  -  5.249.......................                 2                       127,200.00                 0.03
5.250  -  5.499.......................                22                     3,186,791.56                 0.81
5.500  -  5.749.......................                34                     5,569,426.30                 1.42
5.750  -  5.999.......................               157                    27,474,269.30                 6.99
6.000  -  6.249.......................               202                    33,935,895.49                 8.64
6.250  -  6.499.......................               392                    66,481,867.98                16.92
6.500  -  6.749.......................               443                    72,911,790.85                18.56
6.750  -  6.999.......................               463                    76,562,061.57                19.48
7.000  -  7.249.......................               218                    32,566,252.37                 8.29
7.250  -  7.499.......................               257                    37,718,020.52                 9.60
7.500  -  7.749.......................               151                    20,719,947.26                 5.27
7.750  -  7.999.......................                69                     9,430,833.14                 2.40
8.000  -  8.249.......................                22                     3,118,837.73                 0.79
8.250  -  8.499.......................                11                     1,294,110.64                 0.33
8.500  -  8.749.......................                14                     1,418,803.40                 0.36
8.750  -  8.999.......................                 2                        97,950.00                 0.02
9.000  -  9.249.......................                 2                       120,710.42                 0.03
                                                   -----                -----------------               ------
      Total...........................             2,462                $  392,936,694.47               100.00%
                                                   =====                =================               ======

Minimum Interest Rate:                4.500%
Maximum Interest Rate:                9.000%
Weighted Average Interest Rate:       6.666%



                                        ORIGINAL LOAN-TO-VALUE RATIOS* IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
      LOAN-TO-VALUE RATIOS (%)                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
      ------------------------                  --------------         ------------------       -------------------
 0.01%  -  30.00%...................                  19                $    1,965,118.65                 0.50%
30.01%  -  40.00%...................                  31                     3,995,093.11                 1.02
40.01%  -  50.00%...................                  70                     9,760,481.75                 2.48
50.01%  -  55.00%...................                  40                     6,146,055.76                 1.56
55.01%  -  60.00%...................                  65                    11,385,218.31                 2.90
60.01%  -  65.00%...................                  92                    16,619,801.67                 4.23
65.01%  -  70.00%...................                 225                    38,599,121.67                 9.82
70.01%  -  75.00%...................                 145                    24,859,576.70                 6.33
75.01%  -  80.00%...................               1,452                   231,406,873.34                58.89
80.01%  -  85.00%...................                  32                     5,381,826.16                 1.37
85.01%  -  90.00%...................                 148                    22,492,367.24                 5.72
90.01%  -  95.00%...................                 134                    19,145,795.38                 4.87
95.01%  - 100.00%...................                   9                     1,179,364.73                 0.30
                                                   -----                -----------------               ------
    Total...........................               2,462                $  392,936,694.47               100.00%
                                                   =====                =================               ======

Weighted Average Loan-to-Value: 76.31%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.


                              GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUP VI

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
         GEOGRAPHIC DISTRIBUTION                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         -----------------------                  --------------         ------------------       -------------------
Alaska................................                   2                $      333,088.25                 0.08%
Alabama...............................                   4                       301,058.84                 0.08
Arkansas..............................                   2                       277,488.61                 0.07
Arizona...............................                 159                    25,307,136.50                 6.44
California............................                 163                    39,080,209.80                 9.95
Colorado..............................                  30                     5,034,340.28                 1.28
Connecticut...........................                   8                     1,181,861.95                 0.30
District of Columbia..................                  12                     2,813,648.69                 0.72
Delaware..............................                   7                       907,071.60                 0.23
Florida...............................                 188                    27,625,860.63                 7.03
Georgia...............................                  34                     5,658,680.21                 1.44
Hawaii................................                   1                       316,781.46                 0.08
Iowa..................................                   6                       582,563.93                 0.15
Idaho.................................                  29                     2,981,469.95                 0.76
Illinois..............................                 291                    51,332,952.60                13.06
Indiana...............................                  36                     3,407,205.70                 0.87
Kansas................................                  28                     2,637,640.19                 0.67
Kentucky..............................                   6                       661,743.52                 0.17
Louisiana.............................                  18                     2,865,615.41                 0.73
Massachusetts.........................                  30                     8,021,935.95                 2.04
Maryland..............................                 111                    22,483,433.23                 5.72
Maine.................................                  10                     1,608,717.67                 0.41
Michigan..............................                  69                     7,496,287.98                 1.91
Minnesota.............................                   3                       360,571.55                 0.09
Missouri..............................                  54                     6,420,908.27                 1.63
Mississippi...........................                   5                       593,809.56                 0.15
Montana...............................                   6                       972,846.55                 0.25
North Carolina........................                 151                    17,850,187.08                 4.54
North Dakota..........................                   1                        59,802.34                 0.02
Nebraska..............................                   2                       415,200.00                 0.11
New Hampshire.........................                  11                     2,100,891.87                 0.53
New Jersey............................                  56                    12,290,446.50                 3.13
New Mexico............................                   6                       960,682.21                 0.24
Nevada................................                  46                     9,421,984.17                 2.40
New York..............................                  98                    27,913,958.30                 7.10
Ohio..................................                  70                     6,244,718.76                 1.59
Oklahoma..............................                  11                     1,221,436.55                 0.31
Oregon................................                  96                    14,474,646.30                 3.68
Pennsylvania..........................                  95                    10,504,466.35                 2.67
Rhode Island..........................                  10                     1,808,167.77                 0.46
South Carolina........................                  88                    10,511,279.98                 2.68
South Dakota..........................                   1                        99,921.99                 0.03
Tennessee.............................                  22                     2,270,618.94                 0.58
Texas.................................                 232                    27,371,029.15                 6.97
Utah..................................                  30                     4,326,378.15                 1.10
Virginia..............................                  75                    15,102,563.64                 3.84
Vermont...............................                   1                       157,600.00                 0.04
Washington............................                  37                     5,102,093.28                 1.30
Wisconsin.............................                   8                     1,120,465.43                 0.29
West Virginia.........................                   1                       115,500.00                 0.03
Wyoming                                                  2                       227,726.83                 0.06
                                                     -----                -----------------               ------
      Total...........................               2,462                $  392,936,694.47               100.00%
                                                     =====                =================               ======

*No more than approximately 0.40% of Loan Group VI by cut-off date principal balance will be secured by properties located in any one zip code area.



                     CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUP VI

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
         RANGE OF CREDIT SCORES                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                  --------------         ------------------       -------------------
Not available.........................                 1                $      157,600.00                 0.04%
    1 -  499..........................                 1                       160,711.58                 0.04
  500 -  549..........................                 3                       685,000.00                 0.17
  550 -  574..........................                 3                       405,656.35                 0.10
  575 -  599..........................                43                     6,866,525.66                 1.75
  600 -  619..........................               141                    24,085,831.82                 6.13
  620 -  639..........................               414                    71,579,154.01                18.22
  640 -  659..........................               425                    67,097,179.26                17.08
  660 -  679..........................               391                    60,462,326.80                15.39
  680 -  699..........................               346                    55,229,513.75                14.06
  700 -  719..........................               241                    34,925,263.63                 8.89
  720 -  739..........................               201                    30,987,810.78                 7.89
  740 -  759..........................               118                    18,400,422.89                 4.68
  760 -  779..........................                85                    13,529,353.46                 3.44
  780 -  799..........................                42                     6,936,152.41                 1.77
  800 -  819..........................                 7                     1,428,192.07                 0.36
                                                   -----                -----------------               ------
      Total...........................             2,462                $  392,936,694.47               100.00%
                                                   =====                =================               ======

Weighted Average Credit Score: 674
(where credit scores were available)



                              PROPERTY TYPES OF THE MORTGAGE PROPERTIES IN GROUP VI

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
              PROPERTY TYPE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                      --------------         ------------------       -------------------
2-4 Family............................                 260               $   45,336,368.14                11.54%
Condominium...........................                 102                   13,358,312.91                 3.40
PUD...................................                 366                   70,185,375.56                17.86
Single Family.........................               1,734                  264,056,637.86                67.20
                                                     -----               -----------------               ------
      Total...........................               2,462               $  392,936,694.47               100.00%
                                                     =====               =================               ======



                                    OCCUPANCY STATUS OF MORTGAGE PROPERTIES IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                    --------------         ------------------       -------------------
Investor..............................               665                $   71,457,199.95                18.19%
Owner Occupied........................             1,754                   314,472,864.87                80.03
Second Home...........................                43                     7,006,629.65                 1.78
                                                   -----                -----------------               ------
      Total...........................             2,462                $  392,936,694.47               100.00%
                                                   =====                =================               ======


                                        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              LOAN PURPOSE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                      --------------         ------------------       -------------------
Cash-Out Refinance....................             1,004                $  166,887,344.15                42.47%
Purchase..............................             1,149                   178,653,911.89                45.47
Rate/Term Refinance...................               309                    47,395,438.43                12.06
                                                   -----                -----------------               ------
      Total...........................             2,462                $  392,936,694.47               100.00%
                                                   =====                =================               ======



                                        DOCUMENTATION TYPE OF THE MORTGAGE LOANS IN GROUP VI

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                     --------------         ------------------       -------------------
Income & Employment Verified / Assets                  519                $   76,824,541.49                19.55%
Verified..............................
Income & Employment Verified/Assets Not                 14                     2,404,348.14                 0.61
Verified .............................
No Employment or Income Verification /                 846                   126,709,852.22                32.25
Assets Not Verified...................
No Employment or Income Verification /                 129                    23,121,460.29                 5.88
Assets Verified.......................
Verbal Verification of Employment /                    248                    41,301,950.77                10.51
Assets Not Verified...................
Verbal Verification of Employment /                    706                   122,574,541.56                31.19
Assets Verified.......................
                                                     -----                -----------------               ------
     Total............................               2,462                $  392,936,694.47               100.00%
                                                     =====                =================               ======



                        ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              ORIGINAL TERM                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                     --------------         ------------------       -------------------
180 months............................                 233              $   32,055,227.30                 8.16%
360 months............................               2,229                 360,881,467.17                91.84
                                                     -----              -----------------               ------
      Total...........................               2,462              $  392,936,694.47               100.00%
                                                     =====              =================               ======

Minimum Original Term to Stated Maturity (Months):                180
Maximum Original Term to Stated Maturity (Months):                360
Weighted Average Orig. Term to Stated Mat. (Months):              345


             REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUP VI

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
          STATED REMAINING TERM                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                  --------------         ------------------       -------------------
120 - 179 months......................                 123               $   16,627,817.44                4.23%
180 - 239 months......................                 110                   15,427,409.86                3.93
300 - 359 months......................               1,118                  182,262,576.17               46.38
360 + months..........................               1,111                  178,618,891.00               45.46
                                                     -----               -----------------              ------
      Total...........................               2,462               $  392,936,694.47              100.00%
                                                     =====               =================              ======

Minimum Remaining Term to Stated Maturity (Months):               176
Maximum Remaining Term to Stated Maturity (Months):               360
Weighted Average Rem. Term to Stated Mat. (Months):               345



                                          INDEX OF THE MORTGAGE LOANS IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
                  INDEX                         MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  -----                         --------------         ------------------       -------------------
Fixed.................................               2,462              $  392,936,694.47               100.00%
                                                     -----              -----------------               ------
      Total...........................               2,462              $  392,936,694.47               100.00%
                                                     =====              =================               ======



                                       PREPAYMENT PENALTY OF THE MORTGAGE LOANS IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
           PREPAYMENT PENALTY                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                   --------------         ------------------       -------------------
No Prepay.............................               2,144              $  347,534,801.90                88.45%
1Y PP.................................                  13                   1,806,302.03                 0.46
2Y PP.................................                   1                     131,883.54                 0.03
3Y PP.................................                 187                  28,777,977.44                 7.32
5Y PP.................................                 117                  14,685,729.56                 3.74
                                                     -----              -----------------               ------
         Total........................               2,462              $  392,936,694.47               100.00%
                                                     =====              =================               ======



                                      PRODUCT TYPE OF THE MORTGAGE LOANS IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              PRODUCT TYPE                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                      --------------         ------------------       -------------------
Fixed.................................               2,132              $  328,415,023.87                83.58%
Fixed IO..............................                 330                  64,521,670.60                16.42
                                                     -----              -----------------               ------
      Total...........................               2,462              $  392,936,694.47               100.00%
                                                     =====              =================               ======


                                INTEREST ONLY FEATURE OF THE MORTGAGE LOANS IN GROUP VI

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          INTEREST ONLY FEATURE                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
Non-IO................................             2,132                $  328,415,023.87                83.58%
5 Years...............................               330                    64,521,670.60                16.42
                                                   -----                -----------------               ------
      Total...........................             2,462                $  392,936,694.47               100.00%
                                                   =====                =================               ======


                       PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT OFF DATE IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
        CURRENT PRINCIPAL BALANCE               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        -------------------------               --------------         ------------------       -------------------
      0.00 -       0.00..............                80                $            0.00                 0.00%
      0.01 -   2,500.00..............                36                        16,477.60                 0.01
  2,500.01 -   5,000.00..............                 7                        31,635.18                 0.01
  5,000.01 -   7,500.00..............                10                        62,206.22                 0.03
  7,500.01 -  10,000.00..............                61                       600,319.45                 0.28
 10,000.01 -  20,000.00..............               211                     3,475,423.36                 1.63
 20,000.01 -  30,000.00..............               553                    14,249,237.29                 6.68
 30,000.01 -  40,000.00..............               570                    20,104,278.24                 9.42
 40,000.01 -  50,000.00..............               475                    21,598,149.85                10.12
 50,000.01 -  60,000.00..............               461                    25,732,297.57                12.06
 60,000.01 -  70,000.00..............               321                    21,018,900.55                 9.85
 70,000.01 -  80,000.00..............               247                    18,604,972.37                 8.72
 80,000.01 -  90,000.00..............               166                    14,108,716.58                 6.61
 90,000.01 - 100,000.00..............               200                    19,284,409.46                 9.03
100,000.01 - 150,000.00..............               328                    40,897,511.67                19.16
150,000.01 - 200,000.00..............                46                     8,100,377.32                 3.80
200,000.01 - 250,000.00..............                 4                       928,099.89                 0.43
250,000.01 - 300,000.00..............                 8                     2,255,279.64                 1.06
350,000.01 - 400,000.00..............                 2                       799,591.54                 0.37
450,000.01 - 500,000.00..............                 2                       974,692.62                 0.46
550,000.01 - 600,000.00..............                 1                       600,000.00                 0.28
                                                  -----                -----------------               ------
      Total:.........................             3,789                $  213,442,576.40               100.00%
                                                  =====                =================               ======

Minimum Current Principal Balance:               $           0.00
Maximum Current Principal Balance:               $     600,000.00
Average Current Principal Balance:               $      56,332.17



                                      OCCUPANCY STATUS OF MORTGAGE PROPERTIES IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
            OCCUPANCY STATUS                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                    --------------         ------------------       -------------------
Primary Home..........................             3,725                $  211,066,801.65                98.89%
Second Home...........................                48                     1,849,211.97                 0.87
Investment............................                16                       526,562.78                 0.25
                                                   -----                -----------------               ------
      Total:..........................             3,789                $  213,442,576.40               100.00%
                                                   =====                =================               ======


                                        COMBINED LOAN-TO-VALUE RATIOS* IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
    COMBINED LOAN-TO-VALUE RATIOS (%)           MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
    ---------------------------------           --------------         ------------------       -------------------
  5.01 -  10.00......................                 3                $       77,935.45                 0.04%
 10.01 -  15.00......................                 2                        94,285.96                 0.04
 15.01 -  20.00......................                 2                       204,826.37                 0.10
 20.01 -  25.00......................                 3                        74,851.75                 0.04
 25.01 -  30.00......................                 4                       167,603.79                 0.08
 30.01 -  35.00......................                 6                       391,575.61                 0.18
 35.01 -  40.00......................                 4                       171,926.90                 0.08
 40.01 -  45.00......................                 5                       187,074.66                 0.09
 45.01 -  50.00......................                10                       572,564.41                 0.27
 50.01 -  55.00......................                15                       855,814.95                 0.40
 55.01 -  60.00......................                18                     1,065,916.35                 0.50
 60.01 -  65.00......................                23                     2,888,371.52                 1.35
 65.01 -  70.00......................                30                     2,010,316.44                 0.94
 70.01 -  75.00......................                35                     2,546,802.66                 1.19
 75.01 -  80.00......................               140                    11,373,791.56                 5.33
 80.01 -  85.00......................               119                     6,425,112.13                 3.01
 85.01 -  90.00......................               987                    46,598,879.78                21.83
 90.01 -  95.00......................               706                    36,077,985.09                16.90
 95.01 - 100.00......................             1,675                   101,534,090.64                47.57
100.01 - 105.00......................                 2                       122,850.38                 0.06
                                                  -----                -----------------               ------
      Total:.........................             3,789                $  213,442,576.40               100.00%
                                                  =====                =================               ======

NZMin.:      8.33
Max:       100.53
NZWA:       92.96

*Loan-to-value ratios are calculated by taking the Original Principal Balance plus any senior Lien Balance and dividing the lesser of the original appraised value and sell price of the property.



                                    LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP VII

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
              LOAN PURPOSE                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                       --------------         ------------------       -------------------
Purchase..............................               2,796               $  158,721,434.90                74.36%
Cash-Out Refinance....................                 810                   46,509,102.61                21.79
Rate/Term Refinance...................                 183                    8,212,038.89                 3.85
                                                     -----               -----------------               ------
      Total:..........................               3,789               $  213,442,576.40               100.00%
                                                     =====               =================               ======


                                     PROPERTY TYPES OF THE MORTGAGE PROPERTIES IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              PROPERTY TYPE                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                     --------------         ------------------       -------------------
Single Family.........................               2,304              $  128,434,271.33                60.17%
PUD...................................               1,006                  59,426,237.30                27.84
Condo.................................                 438                  22,683,482.54                10.63
2-4 Family............................                  38                   2,308,138.51                 1.08
Coop..................................                   1                     299,446.72                 0.14
2 Family..............................                   2                     291,000.00                 0.14
                                                     -----              -----------------               ------
      Total:..........................               3,789              $  213,442,576.40               100.00%
                                                     =====              =================               ======


                             GEOGRAPHIC DISTRIBUTION* OF THE MORTGAGE PROPERTIES IN GROUP VII

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
         GEOGRAPHIC DISTRIBUTION                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         -----------------------                 --------------         ------------------       -------------------
California............................                 981               $   70,024,935.03                32.81%
Maryland..............................                 304                   17,446,334.17                 8.17
Virginia..............................                 269                   16,582,996.40                 7.77
Illinois..............................                 257                   12,112,032.39                 5.67
Nevada................................                 154                   10,893,782.83                 5.10
Arizona...............................                 222                   10,667,127.30                 5.00
New York..............................                 128                    9,618,355.53                 4.51
Colorado..............................                 134                    6,884,428.83                 3.23
Georgia...............................                 129                    5,594,646.97                 2.62
New Jersey............................                 108                    5,504,181.35                 2.58
Oregon................................                 136                    5,495,637.86                 2.57
Washington............................                  96                    4,994,335.30                 2.34
Massachusetts.........................                  74                    4,551,749.37                 2.13
Florida...............................                  92                    4,310,009.62                 2.02
South Carolina........................                  82                    3,565,069.48                 1.67
Utah..................................                  67                    2,695,420.44                 1.26
North Carolina........................                  74                    2,674,652.08                 1.25
Ohio..................................                  71                    2,620,623.46                 1.23
Michigan..............................                  49                    1,922,630.82                 0.90
Pennsylvania..........................                  46                    1,921,332.65                 0.90
Connecticut...........................                  28                    1,769,353.55                 0.83
District of Columbia..................                  28                    1,647,371.85                 0.77
Kentucky..............................                  48                    1,615,650.82                 0.76
Missouri..............................                  34                    1,171,506.84                 0.55
Idaho.................................                  33                    1,164,338.57                 0.55
Indiana...............................                  18                      830,113.91                 0.39
Iowa..................................                  24                      802,049.03                 0.38
Montana...............................                  16                      801,603.07                 0.38
New Hampshire.........................                  15                      750,267.94                 0.35
Minnesota.............................                   9                      504,792.98                 0.24
New Mexico............................                  11                      428,206.31                 0.20
Delaware..............................                   9                      307,356.70                 0.14
Rhode Island..........................                   4                      283,450.99                 0.13
Wisconsin.............................                   9                      234,083.47                 0.11
Louisiana.............................                   6                      217,485.26                 0.10
West Virginia.........................                   5                      184,344.36                 0.09
Kansas................................                   6                      161,812.13                 0.08
Vermont...............................                   4                      140,337.27                 0.07
Maine.................................                   2                      139,948.83                 0.07
Oklahoma..............................                   4                      102,330.00                 0.05
Wyoming...............................                   2                       71,783.60                 0.03
Mississippi...........................                   1                       34,107.04                 0.02
                                                     -----               -----------------               ------
      Total:..........................               3,789               $  213,442,576.40               100.00%
                                                     =====               =================               ======

*No more than approximately 0.49% of Loan Group VII by cut-off date principal balance will be secured by properties located in any one zip code area.


                        CREDIT SCORES AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
         RANGE OF CREDIT SCORES                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
         ----------------------                 --------------         ------------------       -------------------
Not applicable........................                 3                $      151,593.93                 0.07%
581 - 600.............................                 1                        87,129.78                 0.04
601 - 620.............................                 8                       251,799.37                 0.12
621 - 640.............................                83                     4,178,327.03                 1.96
641 - 660.............................               198                    11,304,017.86                 5.30
661 - 680.............................               449                    23,757,272.17                11.13
681 - 700.............................               565                    31,193,958.19                14.61
701 - 720.............................               624                    38,062,622.46                17.83
721 - 740.............................               575                    34,130,089.67                15.99
741 - 760.............................               583                    31,580,533.13                14.80
761 - 780.............................               405                    22,326,310.40                10.46
781 - 800.............................               251                    14,394,109.77                 6.74
801 - 820.............................                44                     2,024,812.64                 0.95
                                                   -----                -----------------               ------
      Total:..........................             3,789                $  213,442,576.40               100.00%
                                                   =====                =================               ======

NZmin.:       591
Max.:         817
NZWA:         720

Loans with Fico scores less than 300 have been eliminated from the average.



                       CREDIT LIMIT OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              CREDIT LIMIT                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              ------------                      --------------         ------------------       -------------------
  7,500.01 -  10,000.00..............               21                $      180,236.53                0.08%
 10,000.01 -  20,000.00..............              172                     2,732,801.71                1.28
 20,000.01 -  30,000.00..............              571                    13,797,985.13                6.46
 30,000.01 -  40,000.00..............              574                    19,206,743.02                9.00
 40,000.01 -  50,000.00..............              478                    20,752,006.63                9.72
 50,000.01 -  60,000.00..............              475                    25,249,516.75               11.83
 60,000.01 -  70,000.00..............              347                    21,481,496.75               10.06
 70,000.01 -  80,000.00..............              265                    18,808,755.99                8.81
 80,000.01 -  90,000.00..............              175                    13,882,387.18                6.50
 90,000.01 - 100,000.00..............              235                    19,982,929.60                9.36
100,000.01 - 150,000.00..............              386                    42,672,195.26               19.99
150,000.01 - 200,000.00..............               58                     8,547,664.64                4.00
200,000.01 - 250,000.00..............               12                     1,301,330.38                0.61
250,000.01 - 300,000.00..............               10                     2,265,445.59                1.06
300,000.01 - 350,000.00..............                1                           207.87                0.00
350,000.01 - 400,000.00..............                3                       799,591.54                0.37
400,000.01 - 500,000.00..............                5                     1,181,281.83                0.55
500,000.01 - 600,000.00..............                1                       600,000.00                0.28
                                                 -----                -----------------              ------
      Total:.........................            3,789                $  213,442,576.40              100.00%
                                                 =====                =================              ======

Minimum Credit Limit:                       $       10,000.00
Maximum Credit Limit:                       $      600,000.00
Average Credit Limit:                       $       62,392.46


                               UTILIZATION OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
               UTILIZATION                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
               -----------                      --------------         ------------------       -------------------
 0.000 -   0.000.....................                80                $            0.00                 0.00%
 0.001 -  10.000.....................                54                       218,295.05                 0.10
10.001 -  20.000.....................                30                       299,303.52                 0.14
20.001 -  30.000.....................                23                       534,743.96                 0.25
30.001 -  40.000.....................                28                       757,711.22                 0.35
40.001 -  50.000.....................                40                     1,580,658.31                 0.74
50.001 -  60.000.....................                32                     1,229,026.94                 0.58
60.001 -  70.000.....................                40                     2,114,802.46                 0.99
70.001 -  80.000.....................                57                     2,619,878.23                 1.23
80.001 -  90.000.....................                41                     2,569,497.91                 1.20
90.001 - 100.000.....................             3,364                   201,518,658.80                94.41
                                                  -----                -----------------               ------
      Total:.........................             3,789                $  213,442,576.40               100.00%
                                                  =====                =================               ======

Average Utilization:              90.287%
Minimum Utilization:               0.000%
Maximum Utilization:             100.000%



                            ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
              ORIGINAL TERM                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                     --------------         ------------------       -------------------
300 months............................               3,789              $  213,442,576.40               100.00%
                                                     -----              -----------------               ------
      Total:..........................               3,789              $  213,442,576.40               100.00%
                                                     =====              =================               ======

Minimum Original Term to Stated Maturity (Months):          300.0
Maximum Original Term to Stated Maturity (Months):          300.0
Weighted Average Orig. Term to Stated Mat. (Months):        300.0



                             STATED REMAINING TERM OF THE MORTGAGE LOANS IN GROUP VII

                                                                     AGGREGATE SCHEDULED
                                                                      PRINCIPAL BALANCE
                                                NUMBER OF               OUTSTANDING
        STATED REMAINING TERM                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        ---------------------                 --------------         ------------------       -------------------
281 -  285..........................                 3                $      131,464.13                 0.06%
286 -  290..........................                 4                       298,227.87                 0.14
291 -  295..........................             1,365                    74,649,955.60                34.97
296 -  300..........................             2,417                   138,362,928.80                64.82
                                                 -----                -----------------               ------
    Total:..........................             3,789                $  213,442,576.40               100.00%
                                                 =====                =================               ======

Minimum (Months):                282.0
Maximum (Months):                300.0
Weighted Average (Months):       296.6


                                      DRAW PERIOD OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
               DRAW PERIOD                      MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
               -----------                      --------------         ------------------       -------------------
120 months............................               3,789              $  213,442,576.40               100.00%
                                                     -----              -----------------               ------
      Total:..........................               3,789              $  213,442,576.40               100.00%
                                                     =====              =================               ======

Minimum Draw Period (Months):                    120.0
Maximum Draw Period (Months):                    120.0
Weighted Average Draw Period. (Months):          120.0



                                 REMAINING DRAW PERIOD OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
          REMAINING DRAW PERIOD                 MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ---------------------                 --------------         ------------------       -------------------
101-105 months........................                 3                $      131,464.13                 0.06%
106-110 months........................                 4                       298,227.87                 0.14
111-115 months........................             1,600                    87,659,000.00                41.07
116-120 months........................             2,182                   125,353,884.40                58.73
                                                   -----                -----------------               ------
      Total:..........................             3,789                $  213,442,576.40               100.00%
                                                   =====                =================               ======

Minimum Remaining Draw Period:                    101.0
Maximum Remaining Draw Period:                    119.0
Weighted Average Remaining Draw Period:           116.1


                                       GROSS MARGIN OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
            GROSS MARGIN (%)                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                    --------------         ------------------       -------------------
    <= - 0.251.......................                 3                $      331,360.62                 0.16%
-0.250 - -0.001......................                 1                           169.06                 0.00
 0.000 -  0.249......................                97                     6,971,640.99                 3.27
 0.250 -  0.499......................               300                    24,121,606.66                11.30
 0.500 -  0.749......................               154                    11,664,774.80                 5.47
 0.750 -  0.999......................               704                    54,867,719.48                25.71
 1.000 -  1.249......................               260                    15,532,809.42                 7.28
 1.250 -  1.499......................               436                    18,283,062.82                 8.57
 1.500 -  1.749......................               266                    15,641,362.46                 7.33
 1.750 -  1.999......................               796                    31,641,866.01                14.82
 2.000 -  2.249......................               182                     9,209,319.45                 4.31
 2.250 -  2.499......................               147                     7,396,550.14                 3.47
 2.500 -  2.749......................                96                     5,528,226.31                 2.59
 2.750 -  2.999......................                75                     4,050,769.04                 1.90
 3.000 -  3.249......................                75                     2,032,727.72                 0.95
 3.250 -  3.499......................                48                     1,707,285.73                 0.80
 3.500 -  3.999......................                96                     2,662,442.02                 1.25
 4.000 -  4.499......................                29                       871,222.16                 0.41
 4.500 -  4.999......................                 5                       218,359.68                 0.10
 5.000 -  5.499......................                10                       433,921.90                 0.20
 5.500 -  5.999......................                 6                       184,242.54                 0.09
 6.000 -  6.499......................                 3                        91,137.39                 0.04
                                                  -----                -----------------               ------
      Total:.........................             3,789                $  213,442,576.40               100.00%
                                                  =====                =================               ======

Weighted Average Gross Margin:              1.246%
Minimum:                                    -0.550%
Maximum:                                    6.250%


                                             RATE OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
                  RATE                          MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
                  ----                          --------------         ------------------       -------------------
 2.501 -  3.000......................                 6                $       37,026.81                 0.02%
 3.001 -  3.500......................               757                    39,144,217.03                18.34
 3.501 -  4.000......................             1,196                    66,179,647.58                31.01
 4.001 -  4.500......................                25                     1,793,215.12                 0.84
 4.501 -  5.000......................                24                     1,459,072.91                 0.68
 5.001 -  5.500......................               186                    14,608,243.23                 6.84
 5.501 -  6.000......................               490                    39,270,759.20                18.40
 6.001 -  6.500......................               254                    12,043,013.83                 5.64
 6.501 -  7.000......................               579                    26,417,550.27                12.38
 7.001 -  7.500......................                90                     5,785,904.72                 2.71
 7.501 -  8.000......................                86                     4,093,810.15                 1.92
 8.001 -  8.500......................                53                     1,546,545.86                 0.72
 8.501 -  9.000......................                21                       484,780.70                 0.23
 9.001 -  9.500......................                12                       335,983.01                 0.16
 9.501 - 10.000......................                 5                       160,889.94                 0.08
10.001 - 10.500......................                 1                        23,887.61                 0.01
10.501 - 11.000......................                 2                        25,883.33                 0.01
11.001 - 11.500......................                 1                        13,559.04                 0.01
>=13.001.............................                 1                        18,586.06                 0.01
                                                  -----                -----------------               ------
      Total:.........................             3,789                $  213,442,576.40               100.00%
                                                  =====                =================               ======

Minimum:            3.000%
Maximum:           18.000%
NZWA:               4.965%



                          MAXIMUM LIFETIME MORTGAGE RATE OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
        MAXIMUM MORTGAGE RATE (%)               MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
        -------------------------               --------------         ------------------       -------------------
18....................................             3,788                $  213,356,086.40                99.96%
22....................................                 1                        86,490.00                 0.04
                                                   -----                -----------------               ------
        Total:........................             3,789                $  213,442,576.40               100.00%
                                                   =====                =================               ======

Weighted Average Maximum Mortgage Rate:               18.002%
Minimum:                                              18.000%
Maximum:                                              22.000%



                                    ORIGINATION YEAR OF THE MORTGAGE LOANS IN GROUP VII

                                                                        AGGREGATE SCHEDULED
                                                                         PRINCIPAL BALANCE
                                                   NUMBER OF               OUTSTANDING
            ORIGINATION YEAR                     MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                     --------------         ------------------       -------------------
2003..................................                  3                $      131,464.13                 0.06%
2004..................................              3,786                   213,311,112.27                99.94
                                                    -----                -----------------               ------
      Total:..........................              3,789                $  213,442,576.40               100.00%
                                                    =====                =================               ======


                                        LIEN POSITION OF THE MORTGAGE LOANS IN GROUP VII

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
              LIEN POSITION                       MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
              -------------                       --------------         ------------------       -------------------
1st Lien.............................                  18                $      937,367.22                 0.44%
2nd Lien.............................               3,771                   212,505,209.18                99.56
                                                    -----                -----------------               ------
      Total:.........................               3,789                $  213,442,576.40               100.00%
                                                    =====                =================               ======



                                                        IN TEASER PERIOD

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
            IN TEASER PERIOD                    MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
            ----------------                    --------------         ------------------       -------------------
N.....................................             2,335                $  131,970,097.89                61.83%
Y.....................................             1,454                    81,472,478.51                38.17
                                                   -----                -----------------               ------
      Total:..........................             3,789                $  213,442,576.40               100.00%
                                                   =====                =================               ======



                              DOCUMENTATION TYPE OF THE MORTGAGE LOANS IN GROUP VII

                                                                       AGGREGATE SCHEDULED
                                                                        PRINCIPAL BALANCE
                                                  NUMBER OF               OUTSTANDING
           DOCUMENTATION TYPE                   MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
           ------------------                   --------------         ------------------       -------------------
Full..................................             3,363                $  181,511,062.34                85.04%
No Income Verification................               426                    31,931,514.06                14.96
                                                   -----                -----------------               ------
      Total:..........................             3,789                $  213,442,576.40               100.00%
                                                   =====                =================               ======



                               TEASER EXPIRATION MONTHS OF THE MORTGAGE LOANS IN GROUP VII

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
          TEASER EXPIRATION DATE                  MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
          ----------------------                  --------------         ------------------       -------------------
January 2005...........................               563                 $   29,050,854.85              35.66%
February 2005..........................               462                     27,462,304.43              33.71
March 2005.............................               337                     19,396,179.15              23.81
April 2005.............................                92                      5,563,140.08               6.83
                                                    -----                 -----------------             ------
      Total............................             1,454                 $   81,472,478.51             100.00%
                                                    =====                 =================             ======


                                        ZIP CODES OF THE MORTGAGE LOANS IN GROUP VII

                                                                         AGGREGATE SCHEDULED
                                                                          PRINCIPAL BALANCE
                                                    NUMBER OF               OUTSTANDING
             ZIP CODE                             MORTGAGE LOANS         AS OF CUT-OFF DATE       % OF MORTGAGE LOANS
             --------                             --------------         ------------------       -------------------
89131...................................               12                 $    1,083,999.83               0.51%
95630...................................               13                        886,009.67               0.42
92373...................................                8                        877,611.95               0.41
93446...................................               13                        876,879.89               0.41
20878...................................                9                        861,849.79               0.40
97701...................................               14                        861,411.87               0.40
94513...................................                9                        839,864.30               0.39
94501...................................                9                        764,116.86               0.36
21403...................................                7                        682,501.94               0.32
89031...................................               12                        662,234.29               0.31
Other...................................            3,683                    205,046,096.01              96.07
                                                    -----                 -----------------             ------
     Total:.............................            3,789                 $  213,442,576.40             100.00%
                                                    =====                 =================             ======